________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

                             Preliminary Termsheet

                                [$137,516,000]
                                  Approximate

                   Morgan Stanley Mortgage Loan Trust 2006-1AR
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-1AR
                                  Groups 2-4

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


                    STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                    IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 1

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________




                          $137,516,000 (Approximate)
                   Morgan Stanley Mortgage Loan Trust 2006-1AR
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-1AR
                                  Groups 2-4

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                    Wells Fargo Bank, National Association
                               (Master Servicer)

                            Transaction Highlights
                            ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Initial
 Offered                                      Expected   Avg Life to          Payment Window          Subordination   Initial Pass-
 Classes      Description     Balance/(2)/    Ratings     Mty/(1)/            to Mty/(1)/               Level/(3)/    Through Rate
========== ================ ================ ========== ============= ============================== =============== ===============
 2-A/(7)/       Senior        $65,457,000     AAA/Aaa       3.25                  1-359                    7.60%       6.055%/(4)/
---------- ---------------- ---------------- ---------- ------------- ------------------------------ --------------- ---------------
  A-R          Residual           $100        AAA/Aaa                             Not Offered Hereby
---------- ---------------- ---------------- ---------- ------------- ------------------------------ --------------- ---------------
 3-A/(7)/      Senior        $35,064,000      AAA/Aaa       3.21                  1-359                    7.60%       5.851%/(5)/
---------- ---------------- ---------------- ---------- ------------- ------------------------------ --------------- ---------------
 4-A/(7)/      Senior        $36,995,000      AAA/Aaa       3.25                  1-359                    7.60%       6.315%/(6)/
---------- ---------------- --------------------------------------------------------------------------------------------------------
  B-1        Subordinate
---------- ---------------- --------------------------------------------------------------------------------------------------------
  B-2        Subordinate
---------- ---------------- --------------------------------------------------------------------------------------------------------
  B-3        Subordinate                                              Not Offered Hereby
---------- ---------------- --------------------------------------------------------------------------------------------------------
  B-4        Subordinate
---------- ---------------- --------------------------------------------------------------------------------------------------------
  B-5        Subordinate
---------- ---------------- --------------------------------------------------------------------------------------------------------
  B-6        Subordinate
------------------------------------------------------------------------------------------------------------------------------------


Notes:
-----
      (1)  Based on 100% of the prepayment assumption as described herein.
      (2)  Bond sizes subject to a variance of plus or minus 5%.
      (3) Subordination Levels are preliminary and subject to final Rating Agency approval.
      (4) The pass-through rates for Class 2-A Certificates will be subject to the weighted average Net Mortgage Rates of the group 2 mortgage loans (the "Group 2 Net WAC") as described herein.
      (5) The pass-through rates for Class 3-A Certificates will be subject to the weighted average Net Mortgage Rates of the group 3 mortgage loans (the "Group 3 Net WAC") as described herein.
      (6) The pass-through rates for Class 4-A Certificates will be subject to the weighted average Net Mortgage Rates of the group 4 mortgage loans (the "Group 4 Net WAC") as described herein.
      (7) This class is presented solely for purposes of discussion and is likely to be divided into multiple classes with varying coupons, average lives to maturity and payment windows.



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 2

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

Issuing Entity:       Morgan Stanley Mortgage Loan Trust 2006-1AR

Depositor:            Morgan Stanley Capital I Inc.  The offered certificates
                      will be issued under the depositor's registration statement (File No. 333-104283 with the Securities and Exchange Commission).

Sponsor:              Morgan Stanley Mortgage Capital Inc.

Originators:          Morgan Stanley Mortgage Capital Inc., the Sponsor, is
                      expected to be the originator for approximately 77.04%, 51.75%, 98.96% of the Mortgage Loans in Loan Group 2
                      (the "Group 2 Mortgage Loans"), Loan Group 3 (the "Group
                      3 Mortgage Loans"), and Loan Group 4 (the "Group 4
                      Mortgage Loans") respectively, by principal balance.
                      Countrywide Home Loans, Inc. is expected to be the originator for approximately 27.24% and HSBC Mortgage
                      Corporation is expected to be the originator for approximately 15.18% of the Group 3 Mortgage Loans by principal balance.

                      No other originator is expected to have originated more than 10% of the Group 2, Group 3 or Group 4 Mortgage Loans by principal balance.

Servicers:            GMAC Mortgage Corporation is expected to be the initial
                      servicer of 92.12%, 57.58% and 98.96% of the Group 2, Group 3 and Group 4 Mortgage Loans, respectively, by principal balance. See Exhibit 2. Countrywide Home Loans
                      Servicing LP is expected to be the servicer of approximately 27.24% of the Group 3 Mortgage Loans by principal balance. See Exhibit 3. HSBC is expected to be the servicer of approximately 15.18% of the Group 3
                      Mortgage Loans by principal balance. No other servicer is expected to be the direct servicer for more than 10% of the Group 2, Group 3 or Group 4 Mortgage Loans by principal balance.

Servicing Fee:        The Servicing Fee Rate for Group 2 is expected to be
                      0.375%.

                      The Servicing Fee Rate for Group 3 is expected to be between 0.250% and 0.375%. The weighted average Servicing Fee Rate for Group 3 as of the Cut-off Date is expected to be 0.284%.

                      The Servicing Fee Rate for Group 4 is expected to be
                      0.250%.

                      For its compensation the master servicer will receive reinvestment income on amounts on deposit for the period from between the servicer remittance date and the Distribution Date. From its compensation, the master servicer will pay the fees of the Securities Administrator, the Trustee and any Custodians ongoing (safekeeping and loan file release only) fees.

Servicer Remittance   Generally, the 18th of the month in which the Distribution
Date:                 Date occurs.

Master Servicer/      Wells Fargo Bank, National Association  See exhibit 4.
Securities
Administrator:

Trustee:              LaSalle Bank National Association. See exhibit 5.

Managers:             Morgan Stanley (sole lead manager)

Rating Agencies:      The Offered Certificates are expected to be rated by two
                      out of the three major rating agencies; Standard &
                      Poor's, Moodys Investors Service, Inc. or Fitch.

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 3

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

Offered Certificates: The Class 2-A, Class 3-A and Class 4-A Certificates.

Senior Certificate    The Group 2 Senior Certificates, Group 3 Senior
Group:                Certificates and Group 4 Senior Certificates

Senior Certificates:  Collectively, the Group 2 Senior Certificates, Group 3
                      Senior Certificates, and Group 4 Senior Certificates or any classes of certificates resulting from the division of the Offered Certificates and having a distribution priority over the Aggregate Group II Subordinate Certificates.

Group 2 Senior        The Class 2-A and Class A-R Certificates.
Certificates:

Group 3 Senior        The Class 3-A Certificates.
Certificates:

Group 4 Senior        The Class 4-A Certificates.
Certificates:

Class B Certificates  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5,
                      and Class B-6 Certificates

Aggregate Group II    The Class B Certificates
Subordinate
Certificates:

Aggregate Group II    The Group 2 Senior Certificates, Group 3 Senior
Certificates:         Certificates, Group 4 Senior Certificates and Aggregate
                      Group II Subordinate Certificates.

Other Certificates    It is anticipated that other classes of certificates will
                      be issued by the Issuing Entity, including other groups of Senior Certificates (each a "Senior Certificate
                      Group"), and other groups of subordinate certificates.
                      (each an "Aggregate Subordinated Certificate Group").
                      There will be no cross collateralization between the Aggregate Group II Certificates and any other classes of certificates.

Relationship between  The certificates with a "2" prefix and the Class A-R
Loan Groups and       Certificates are sometimes referred to as the the group 2
Certificate Groups:   senior certificates and they correspond to the mortgage
                      loans in loan group 2. The certificates with a "3" prefix are sometimes referred to as the group 3 senior ceritficates and they correspond to the mortgage loans in loan group 3. The certificates with a "4" prefix are sometimes referred to as the group 4 senior ceritficates and they correspond to the mortgage loans in loan group
                      4.

Expected Closing      January 31, 2006 through DTC and, upon request only,
Date:                 through Euroclear or Clearstream.

Cut-off Date:         January 1, 2006.

Forms and             The Offered Certificates will be issued in book-entry form
Denomination:         and in minimum dollar denominations of $25,000, with an
                      addition increment of $1,000.

CPR: "CPR" represents an assumed constant rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment            25% CPR
Assumption:

Record Date: For the Offered Certificates and any Distribution Date, the business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that Distribution Date.

Accrual Period:       The interest accrual period (the "Accrual Period") for
                      each class of certificates and any distribution date is the calendar month immediately prior to the month in which the relevant distribution date occurs. Interest is required to be calculatd on the basis of a 360-day year consisting of twelve 30-day months.

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 4

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

Distribution Dates:   The 25th of each month, or if such day is not a
                      business day, on the next business day, beginning
                      February 27, 2006.

Last Scheduled        The Distribution Date occurring in [February 2036].
Distribution Date:

Clean-Up Call:        The terms of the transaction allow for a purchase of the
                      Aggregate Loan Group II Mortgage Loans resulting in the retirement of the Certificates once the aggregate principal balance of the Aggregate Loan Group II
                      Mortgage Loans is equal to 1% or less of aggregate principal balance of the Aggregate Loan Group II
                      Mortgage Loans as of the Cut-off Date (the "Clean-Up
                      Call Date"). The Master Servicer may assign its right to the Clean-Up Call to another party.


Aggregate Loan        Aggregate Loan Group I consists of mortgage loans in
Groups:               Group 1.  Certificates relating to that group are not
                      offered hereby.

                      Aggregate Loan Group II consists of mortgage loans from Group 2, Group 3 and Group 4.

Group 2 Mortgage      As of the Cut-off Date, the Group 2 Mortgage Loans consist
Loans:                of 307 adjustable rate residential, first-lien mortgage
                      loans. The aggregate principal balance of the Group 2
                      Mortgage Loans as of the Cut-off Date will be approximately $70,841,168.

Group 3 Mortgage      As of the Cut-off Date, the Group 3 Mortgage Loans consist
Loans:                of  93 adjustable rate residential, first-lien mortgage
                      loans. The aggregate principal balance of the Group 3
                      Mortgage Loans as of the Cut-off Date will be approximately $37,948,735.62

Group 4 Mortgage      As of the Cut-off Date, the Group 4 Mortgage Loans consist
Loans:                of 60 adjustable rate residential, first-lien mortgage
                      loans. The aggregate principal balance of the Group 4
                      Mortgage Loans as of the Cut-off Date will be approximately $40,037,915.

Substitution          The amount by which the balance of any Mortgage Loan that
Adjustment Amount:    is repurchased from the trust exceeds the balance of any
                      Mortgage Loan which is then substituted. The entity substituting for a Mortgage Loan is required to deposit into the trust the Substitution Adjustment Amount.

Liquidated Mortgage   A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan
Loan:                 as to which the related Servicer has determined that all
                      recoverable liquidation and insurance proceeds have been received.

Realized Loss:        A "Realized Loss" for a Liquidated Mortgage Loan is the
                      amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related
                      Mortgage Loan.

REO Property          Real Estate owned by the issuing entity.

Delinquency:          As calculated using the MBA methodology, as of the cut-off date, none of the mortgage loans were more than 30 days' delinquent. No more than 3% of the mortgage loans by aggregate stated principal balance as of the cut-off date have been delinquent 30 days or more at least once since they were originated. The servicer of each of these mortgage loans has changed at least one time since they were originated. A servicing transfer in some cases may have contributed to the delinquency of the mortgage loan. None of the mortgage loans have been 60 or more days delinquent since they were originated.

Class Principal       The "Class Principal Balance" of any Class of Certificates
Balance:              as of any Distibution Date is the initial Class Principal
                      Balance of the Class listed on page 3 of this preliminary termsheet reduced by the sum of (i) all amounts previously distributed to holders of Certificates on the Class as payments of principal, and
                      (ii) the amount of Realized Losses (including Excess
                      Losses) on the Mortgage Loans in the related Loan Group allocated to the Class.

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 5

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

Due Date:             "Due Date" means, with respect to a Mortgage Loan, the day of the calendar month on which scheduled payments are due on that Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.


Prepayment Period:    "Prepayment Period" means for any Mortgage Loan and any
                      Distribution Date, the calendar month preceding that Distribution Date.


Principal Amount:     The "Principal Amount" for any Distribution Date and each
                      of Loan Group 2, Loan Group 3, & Loan Group 4 will equal the sum of:

                      1. all monthly payments of principal due on each Mortgage Loan (other than a liquidated mortgage loan) in that Loan Group on the related Due Date,

                      2. the principal portion of the purchase price of each Mortgage Loan in that Loan Group that was repurchased by the Seller pursuant to the Pooling and Servicing Agreement or the related Originator pursuant to the related underlying mortgage loan purchase agreement as of the Distribution Date,

                      3. the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that Loan Group received with respect to the Distribution Date,

                      4. any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

                      5. with respect to each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage
                      Loan,

                      6. all partial and full principal prepayments by borrowers on the Mortgage Loans in that Loan Group received during the related Prepayment Period, and

                      7. any subsequent recoveries (as further described in the Free Writing Prospectus under "Servicing of the Mortgage Loan - Subsequent Recoveries") on the Mortgage Loans in that Loan Group received during the calendar month preceding the month of the Distribution Date.



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 6

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


Senior Principal      The "Senior Principal Distribution Amount" for any
Distribution Amount:  Distribution Date and Loan Group will equal the sum of

                      o the related Senior Percentage of all amounts described in clauses 1. through 4. of the definition of Principal Amount for that Loan Group and that Distribution Date,

                      o for each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

                         o the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

                         o either (i) the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or (ii) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the related Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

                      o the sum of the related Senior Prepayment Percentage of amounts described in clauses 6. and 7. of the definition of Principal Amount for that Loan Group and that Distribution Date;

                      o any transfer payments received for that Loan Group and Distribution Date;

                      provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan in that Loan Group that is not a Liquidated Mortgage Loan, that Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss.


Senior Percentage:    The "Senior Percentage" for any Senior Certificate Group
                      and Distribution Date is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Balances of each Class of Senior
                      Certificates of such Senior Certificate Group immediately before that Distribution Date and the denominator of which is the aggregate of the Stated
                      Principal Balances of the Mortgage Loans in the related
                      Loan Group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments in the Prepayment Period related to such prior Due Date); provided, however, that on any Distribution Date after the second Senior
                      Termination Date, in the case of the Aggregate Group II
                      Certificates, the Senior Percentage of the remaining
                      Senior Certificate Group in the Aggregate Certificate
                      Group II is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal
                      Balance of each class of Senior Certificates (other than the Notional Amount Certificates) of such remaining
                      Senior Certificate Group immediately prior to such Distribution Date and the denominator of which is the aggregate Class Principal Balance of all Classes of Certificates (other than the Notional Amount
                      Certificates) in that Aggregate Certificate Group immediately prior to such Distribution Date.

                      For any Distribution Date on and prior to the second Senior Termination Date, the "Subordinated Percentage" for the portion of the Aggregate Group II Subordinated Certificates relating to Loan Group 2 and Loan Group 3, and Loan Group 4 as applicable, in each case will be calculated as the difference between 100% and the Senior Percentage of the Senior Certificate Group relating to that Loan Group on such Distribution Date. After the second Senior Termination Date, the Subordinated Percentage for the Aggregate Group II Subordinated Certificates will represent the entire interest of the Aggregate Group II Subordinated Certificates in Aggregate Loan Group II and will be calculated as the difference between 100% and the Senior Percentage for the Aggregate Group II Senior Certificates for such Distribution Date.


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 7

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

Senior Prepayment     The "Senior Prepayment Percentage" of a Senior Certificate
Percentage:           Group for any Distribution Date occurring during the seven years beginning on the first Distribution Date will equal 100%. Thereafter, the Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the Senior
                      Certificates (other than the Notional Amount
                      Certificates) which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the Mortgage Loans evidenced by the Subordinated Certificates. Increasing the respective interest of the Subordinated Certificates relative to the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinated Certificates.

                      The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the related Senior Percentage of a related Senior Certificate Group exceeds the Senior Percentage of such Senior Certificate Group as of the Closing Date, in which case the Senior Prepayment Percentage for the Distribution Date will once again equal 100%).

                      Notwithstanding the preceding paragraph, if (x) on or before the Distribution Date in January 2009, the related Subordinated Percentage is at least 200% of the related Subordinated Percentage as of the Closing Date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Mortgage Loans do not exceed 20% of the related original subordinate principal balance, the Senior Prepayment Percentage for each Loan Group will equal the Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the Senior Percentage and (y) after the Distribution Date in January 2009, the Subordinated Percentage is at least 200% of the Subordinated Percentage as of the Closing Date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Aggregate Loan Group II Mortgage Loans do not exceed 30% of the original subordinate principal balance (the "Two Times Test"), the Senior Prepayment Percentage will equal the Senior Percentage.


Senior Termination    The "Senior Termination Date" for a Senior Certificate
Date:                 Group is the date on which the aggregate Class Principal
                      Balance of the Senior Certificates of such Senior
                      Certificate Group is reduced to zero.

Credit Enhancement:   Credit enhancement will be provided by:

                         o The subordination of one or more classes of the securities of the series
                         o The preferential allocation of some or all of the prepayments on the Aggregate Loan Group II Mortgage Loans to the Aggregate Group II Senior Certificates in order to increase the level of subordination in the trust.


Net Mortgage Rate:    The "Net Mortgage Rate" with respect to any Mortgage Loan
                      is the related Mortgage Rate minus the Servicing Fee
                      Rate and lender paid mortgage insurance, if any.

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 8

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

Loss and              Notwithstanding the foregoing, no decrease in the related
Delinquency Tests:    Senior Prepayment Percentage will occur unless both of the step down conditions listed below are satisfied:
                        o the outstanding principal balance of all Mortgage Loans in Aggregate Loan Group II delinquent 60 days or more (including Mortgage
                            Loans in foreclosure, real estate owned by the trust fund and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Aggregate Group II Subordinated Certificates, does not equal or exceed 50%, and
                        o cumulative Realized Losses on the Mortgage Loans in that Aggregate Loan Group do not exceed
                            (a) commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of the aggregate Class Principal Balance of the related Aggregate Subordinated Certificates as of the Closing Date (with respct to the Aggregate Subordinated Certificates, the "original subordinate principal balance").
                            (b) commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the original subordinate principal balance
                            (c) commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the original subordinate principal balance
                            (d) commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and
                            (e) commencing with the Distribution Date on the eleventh anniversary of the first
                                 Distribution Date, 50% of the original
                                 subordinate principal balance.

Allocation of         Any realized losses (other than Excess Losses) on the
Realized Losses:      Mortgage Loans in a Loan Group in Aggregate Loan Group II
                      will be allocated as follows: first, to the Aggregate
                      Group II Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance thereof has been reduced to zero; and thereafter, to the Senior
                      Certificates of the related Senior Certificate Group.

                      On each Distribution Date, Excess Losses on the Mortgage Loans in a Loan Group in Aggregate Loan Group II will be allocated pro rata among the Classes of Senior Certificates of the related Senior Certificate Group and the Aggregate Group II Subordinated Certificates as follows: (i) in the case of the Senior Certificates, the Senior Percentage of such Excess Loss will be allocated among the Classes of Senior Certificates (other than the Notional Amount Certificates) in the related Senior Certificate Group pro rata based on their Class Principal Balances immediately prior to that Distribution Date and (ii) in the case of the Aggregate Group II Subordinated Certificates; the Subordinated Percentage of such Excess Loss will be allocated among the Classes of Aggregate Group II Subordinated Certificates pro rata based on each Class' share of the related Subordinated Portion for the related Loan Group


Excess Loss           Excess Losses are special hazard, fraud or bankruptcy
                      losses that exceed levels specified by the Rating
                      Agencies based on their analysis of the Mortgage Loans.

Senior Credit         The "Senior Credit Support Depletion Date" for the
Support Depletion     Aggregate Group II Senior Certificates is the date on
Date:                 which the aggregate Class Principal Balance of the
                      Aggregate Group II Subordinated Certificates has been reduced to zero.




________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 9

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


Certificate Priority  With respect to any Distribution Date, from the Group 2
of Distributions:     Senior Principal Distribution Amount, sequentially to the
                      Class A-R and Class 2-A Certificates, in that order, until retired.

                      With respect to any Distribution Date, from the Group 3 Senior Principal Distribution Amount, to the Class 3-A Certificates until retired.

                      With respect to any Distribution Date, from the Group 4 Senior Principal Distribution Amount, to the Class 4-A Certificates until retired.

Trust Tax Status:     One or more REMICs.

ERISA Eligibility:    Subject to the considerations in the Prospectus and the
                      Free Writing Prospectus, the Offered Certificates are
                      ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee Retirement
                      Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan.

SMMEA Eligibility:    It is anticipated that the Offered Certificates will be
                      mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration          This term sheet does not contain all information that is
Statement and         required to be included in a registration statement, or in
Prospectus:           a base prospectus and prospectus supplement.

                      The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                      The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink:
                      http://www.sec.gov/Archives/edgar/data/762153/
                      000091412105001150/0000914121-05-001150.txt



Risk Factors:         PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED IN
                      THE REGISTRATION STATEMENT AND IN THE FREE WRITING
                      PROSPECTUS SUPPLEMENT AND THE PROSPECTUS SUPPLEMENT FOR
                      MORGAN STANLEY MORTGAGE LOAN TRUST 2006-1AR TRANSACTION
                      REFERRED FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                      CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE
                      OFFERED CERTIFICATES.




________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 10

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

Static Pool           Information concerning the sponsor's prior residential
Information:          mortgage loan securitizations involving fixed- and
                      adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.morganstanley.com/institutional/ abs_spi/Prime_AltA.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates.
                      Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.




________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 11

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________






                   Weighted Average Life ("WAL") Sensitivity/(1)/
                 To Maturity (of the last maturing Mortgage Loan)



    ------------------------------------------------------------------------
    Prepay Prepayment           0        15        25       35       50
    Speed  Assumption (% )
    ------------------------------------------------------------------------
     2-A   WAL (yrs)          21.70     5.54      3.25     2.16     1.32
           Principal Window  1 - 359   1 - 359  1 - 359  1 - 359   1 - 352
    ------------------------------------------------------------------------


    ------------------------------------------------------------------------
    Prepay Prepayment           0        15        25       35       50
    Speed  Assumption (% )
    ------------------------------------------------------------------------
     3-A   WAL (yrs)          21.07     5.45      3.21     2.14     1.32
           Principal Window  1 - 359   1 - 359  1 - 359  1 - 359   1 - 351
    ------------------------------------------------------------------------




    ------------------------------------------------------------------------
    Prepay Prepayment           0        15        25       35       50
    Speed  Assumption (% )
    ------------------------------------------------------------------------
     4-A   WAL (yrs)          21.91     5.56      3.25     2.16     1.32
           Principal Window  1 - 359   1 - 359  1 - 359  1 - 359   1 - 352
    ------------------------------------------------------------------------










1. Run using Structuring Assumptions as further described herein





________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 12

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


Structuring Assumptions

      o the Aggregate Loan Group II Mortgage Loans prepay at the specified constant percentages of the Prepayment Assumption,

      o no defaults in the payment by mortgagors of principal of and interest on the Aggregate Loan Group II Mortgage Loans are experienced,

      o scheduled payments on the Aggregate Loan Group II Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

      o the scheduled monthly payment for each Aggregate Loan Group II Mortgage Loans is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Aggregate Loan Group II Mortgage Loans will amortize in amounts sufficient to repay the remaining principal balance of such Aggregate Loan Group II Mortgage Loans by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

      o prepayments are allocated as described in this preliminary termsheet and in the freewriting prospectus without giving effect to loss and delinquency tests,

      o the initial Class Principal Balance of each Class of Offered Certificates is as set forth on page 2 of this preliminary termsheet,

      o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Aggregate Loan Group II Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

      o distributions in respect of the Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

      o the Closing Date of the sale of the Certificates is January 31, 2006,

      o neither the Seller nor any Originator is required to repurchase or substitute for any Aggregate Loan Group II Mortgage Loans,

      o the levels of the Six-Month LIBOR, One-Year LIBOR, and One-Year CMT Indices remain constant at 4.671%, 4.826%, and 4.374% respectively,

      o The Clean-up Call is not exercised and a successful auction does not occur,

      o the Mortgage Rate on each Aggregate Loan Group II Mortgage Loans with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

      o scheduled monthly payments on each Aggregate Loan Group II Mortgage Loans will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Aggregate Loan Group II Mortgage Loans to equal the fully amortizing payment described above, in some cases, following an interest only period, and

      o Aggregate Loan Group II consists of [52] Mortgage Loans with the following characteristics





________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 13

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________



                                                          Original  Remaining
                           Cut-off              Current   Term to    Term to   Initial  Subsequent
                            Date      Current     Net      Stated     Stated   Periodic  Periodic
             Index        Principal   Mortgage  Mortgage  Maturity   Maturity    Rate      Rate
  Type        Name       Balance ($)  Rate (%)  Rate (%)  (Months)   (Months)   Cap (%)   Cap (%)
--------------------------------------------------------------------------------------------------
  ARM    1 Year LIBOR   3,692,414.22  5.98644   5.61144     360        357     5.00000   2.00000
  ARM    1 Year LIBOR   6,926,567.51  6.30174   5.92674     360        354     6.00000   2.00000
  ARM    1 Year LIBOR    185,600.00   6.25000   5.87500     360        358     6.00000   2.00000
  ARM    1 Year LIBOR    650,392.00   6.68343   6.30843     360        357     6.00000   2.00000
  ARM    1 Year LIBOR   2,343,377.84  6.08141   5.70641     360        358     5.00000   2.00000
  ARM    1 Year LIBOR    300,000.00   7.00000   6.62500     360        358     5.00000   2.00000
  ARM    1 Year LIBOR   4,771,991.00  6.28074   5.90574     360        357     6.00000   2.00000
  ARM    1 Year LIBOR   9,386,852.00  6.17009   5.79509     360        357     6.00000   2.00000
  ARM    1 Year LIBOR    870,257.00   6.72952   6.35452     360        359     6.00000   2.00000
  ARM    6 Month LIBOR   183,073.12   7.75000   7.37500     360        353     3.00000   1.00000
  ARM    6 Month LIBOR   495,751.71   6.25000   5.87500     360        358     6.00000   2.00000
  ARM    6 Month LIBOR   235,582.43   6.62500   6.25000     360        358     6.00000   2.00000
  ARM    6 Month LIBOR  1,902,451.18  6.54313   6.16813     360        356     6.00000   2.00000
  ARM    6 Month LIBOR   344,000.00   6.50000   6.12500     360        359     6.00000   2.00000
  ARM    6 Month LIBOR  3,417,881.00  6.70403   6.32903     360        358     5.00000   1.07139
  ARM    6 Month LIBOR  1,620,140.00  6.68823   6.31323     360        357     5.00000   1.00000
  ARM    6 Month LIBOR   537,557.00   7.42001   7.04501     360        357     5.00000   1.00000
  ARM    6 Month LIBOR  9,097,586.35  6.67794   6.30294     360        357     5.00000   1.00000
  ARM    6 Month LIBOR  12,608,842.19 6.74325   6.35757     360        357     6.00000   1.82764
  ARM    6 Month LIBOR   136,000.00   7.00000   6.62500     360        359     6.00000   2.00000
  ARM    6 Month LIBOR   320,000.00   6.37500   6.00000     360        357     6.00000   2.00000
  ARM    6 Month LIBOR  1,325,967.69  6.54200   6.16700     360        356     6.00000   1.00000
  ARM    6 Month LIBOR   917,199.99   5.97446   5.59946     360        356     6.00000   1.00000
  ARM    6 Month LIBOR  6,199,363.74  6.18035   5.80535     360        357     6.00000   1.62284
  ARM    6 Month LIBOR  2,372,320.00  6.13639   5.76139     360        359     6.00000   2.00000
  ARM    1 Year LIBOR   4,727,302.62  5.59045   5.23813     360        355     5.00000   2.00000
  ARM    1 Year LIBOR    543,885.96   5.87500   5.62500     360        358     6.00000   2.00000
  ARM     1 Year CMT    1,781,044.78  5.89032   5.51532     360        354     5.00000   2.00000
  ARM    1 Year LIBOR   8,651,388.66  5.74405   5.42633     360        355     5.00000   2.00000
  ARM    1 Year LIBOR    937,250.00   5.44252   5.19252     360        355     5.00000   2.00000
  ARM    1 Year LIBOR   2,149,100.00  6.37736   6.12736     360        358     6.00000   2.00000
  ARM    1 Year LIBOR    515,000.00   6.00000   5.75000     360        359     6.00000   2.00000
  ARM    6 Month LIBOR  2,964,367.11  6.50419   6.25419     360        357     6.00000   1.32775
  ARM    6 Month LIBOR   459,683.43   7.87500   7.62500     360        359     6.00000   2.00000
  ARM    6 Month LIBOR   999,028.06   6.12500   5.87500     360        359     6.00000   2.00000
  ARM    6 Month LIBOR  12,398,300.00 6.44642   6.19642     360        359     6.00000   1.98226
  ARM    6 Month LIBOR  1,822,385.00  6.67510   6.42510     360        358     6.00000   2.00000
  ARM    1 Year LIBOR    418,152.64   5.75000   5.50000     360        356     5.00000   2.00000
  ARM    1 Year LIBOR   3,676,616.00  6.09125   5.84125     360        357     5.00000   2.03367
  ARM    1 Year LIBOR   1,406,350.00  6.69014   6.44014     360        359     6.00000   2.00000
  ARM    1 Year LIBOR    999,999.00   7.62500   7.37500     360        359     6.00000   2.00000
  ARM    6 Month LIBOR  1,089,526.40  6.56448   6.31448     360        359     6.00000   2.00000
  ARM    6 Month LIBOR  1,446,872.16  6.50000   6.25000     360        358     6.00000   2.00000
  ARM    6 Month LIBOR   485,600.00   6.62500   6.37500     360        358     6.00000   2.00000
  ARM    6 Month LIBOR   157,754.00   6.75000   6.50000     360        357     5.00000   1.00000
  ARM    6 Month LIBOR   359,650.00   6.12500   5.87500     360        357     5.00000   1.00000
  ARM    6 Month LIBOR  19,976,415.52 6.56701   6.31701     360        358     6.00000   2.00000
  ARM    6 Month LIBOR  3,733,700.00  7.21670   6.96670     360        359     6.00000   2.00000
  ARM    6 Month LIBOR   711,450.00   6.25000   6.00000     360        358     6.00000   2.00000
  ARM    6 Month LIBOR  4,113,329.37  6.61010   6.36010     360        358     6.00000   2.00000
  ARM    6 Month LIBOR   812,500.00   5.62500   5.37500     360        359     6.00000   2.00000
  ARM    6 Month LIBOR   650,000.00   5.62500   5.37500     360        357     6.02500   2.00000


                                                                            Remaining
                                  Maxium    Minimum                Rate     Interest-
                          Gross  Mortgage   Mortgage  Months to    Reset       Only
             Index       Margin    Rate       Rate    Next Rate  Frequency    Period
  Type        Name         (%)      (%)        (%)    Adjustment (Months)    (Months)    Group
-----------------------------------------------------------------------------------------------
  ARM    1 Year LIBOR   2.25000  10.98644   2.25000      57         12         N/A        2
  ARM    1 Year LIBOR   2.25000  12.30174   2.25000      54         12          54        2
  ARM    1 Year LIBOR   2.25000  12.25000   2.25000      58         12          58        2
  ARM    1 Year LIBOR   2.25000  12.68343   2.25000      57         12          57        2
  ARM    1 Year LIBOR   2.25000  11.08141   2.25000      58         12         118        2
  ARM    1 Year LIBOR   2.25000  12.00000   2.25000      58         12         118        2
  ARM    1 Year LIBOR   2.25000  12.28074   2.25000      57         12         117        2
  ARM    1 Year LIBOR   2.25000  12.17009   2.25000      57         12         117        2
  ARM    1 Year LIBOR   2.25000  12.72952   2.25000      59         12         119        2
  ARM    6 Month LIBOR  5.00000  12.75000   5.00000      53          6         N/A        2
  ARM    6 Month LIBOR  2.25000  12.25000   2.25000      58          6         N/A        2
  ARM    6 Month LIBOR  2.25000  12.62500   2.25000      58          6         N/A        2
  ARM    6 Month LIBOR  2.25000  12.54313   2.25000      56          6          56        2
  ARM    6 Month LIBOR  2.25000  12.50000   2.25000      59          6          59        2
  ARM    6 Month LIBOR  2.50805  11.70403   2.50805      58          6         118        2
  ARM    6 Month LIBOR  2.48671  11.68823   2.48671      57          6         117        2
  ARM    6 Month LIBOR  2.25000  12.42001   2.34002      57          6         117        2
  ARM    6 Month LIBOR  2.26027  11.67794   2.26027      57          6         117        2
  ARM    6 Month LIBOR  2.42602  12.74325   2.36550      57          6         117        2
  ARM    6 Month LIBOR  2.25000  13.00000   2.25000      59          6         119        2
  ARM    6 Month LIBOR  2.25000  12.37500   2.25000      57          6         117        2
  ARM    6 Month LIBOR  2.75000  12.54200   2.75000      56          6         116        2
  ARM    6 Month LIBOR  2.75000  11.97446   2.75000      56          6         116        2
  ARM    6 Month LIBOR  2.47084  12.18035   2.73694      57          6         117        2
  ARM    6 Month LIBOR  2.25000  12.13639   2.25000      59          6         119        2
  ARM    1 Year LIBOR   2.25000  10.59045   2.25000      79         12         N/A        3
  ARM    1 Year LIBOR   2.25000  11.87500   2.25000      82         12         N/A        3
  ARM     1 Year CMT    2.75000  10.89032   2.75000      78         12         N/A        3
  ARM    1 Year LIBOR   2.25000  10.77778   2.25000      79         12          79        3
  ARM    1 Year LIBOR   2.25000  10.44252   2.25000      79         12          79        3
  ARM    1 Year LIBOR   2.25000  12.37736   2.25000      82         12         118        3
  ARM    1 Year LIBOR   2.25000  12.00000   2.25000      83         12         119        3
  ARM    6 Month LIBOR  2.58613  12.50419   2.58613      81          6         N/A        3
  ARM    6 Month LIBOR  2.25000  13.87500   2.25000      83          6         N/A        3
  ARM    6 Month LIBOR  2.25000  12.12500   2.25000      83          6         N/A        3
  ARM    6 Month LIBOR  2.31872  12.44642   2.33122      83          6         119        3
  ARM    6 Month LIBOR  2.25000  12.67510   2.25000      82          6         118        3
  ARM    1 Year LIBOR   2.25000  10.75000   2.25000      116        12         N/A        4
  ARM    1 Year LIBOR   2.32480  11.09125   2.32480      117        12         117        4
  ARM    1 Year LIBOR   2.25000  12.69014   2.25000      119        12         119        4
  ARM    1 Year LIBOR   2.25000  13.62500   2.25000      119        12         119        4
  ARM    6 Month LIBOR  2.25000  12.56448   2.25000      119         6         N/A        4
  ARM    6 Month LIBOR  2.25000  12.50000   2.25000      118         6         N/A        4
  ARM    6 Month LIBOR  2.25000  12.62500   2.25000      118         6          58        4
  ARM    6 Month LIBOR  2.75000  12.75000   2.75000      117         6         117        4
  ARM    6 Month LIBOR  2.75000  12.12500   2.75000      117         6         117        4
  ARM    6 Month LIBOR  2.25000  12.56701   2.28942      118         6         118        4
  ARM    6 Month LIBOR  2.39463  13.21670   2.39463      119         6         119        4
  ARM    6 Month LIBOR  2.25000  12.25000   2.25000      118         6         118        4
  ARM    6 Month LIBOR  2.25000  12.61010   2.25000      118         6         118        4
  ARM    6 Month LIBOR  2.25000  11.62500   2.25000      119         6         119        4
  ARM    6 Month LIBOR  2.25000  11.62500   2.25000      117         6         117        4





________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 14

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


                Preliminary Collateral Information for MSM 06-1AR
                               $69MM Group Size
                  Group 2: Conforming Balance Alt-A 5/1 Hybrids
                           Settles on Jan 31st, 2006
                             Senior/Sub Structure

GWAC                                  6.432% (+ / - .10%)
GWAC Range                            5.25% - 8.75%
NWAC                                  6.055% (+ / - .10%)
Floating Rate Index                   59% - 6mo LIBOR, 41% - 1yr LIBOR
WA Net Margin                         1.966% (+ / - .10%)
Cap Structure                         Initial: 5.696% Avg (30% - 5%, 70% - 6%) (+ / - 10%)
                                      --------
                                      Periodic: 2.000% (+ / - 10%)
                                      ---------
                                      Lifetime: 5.701% Avg (30% - 5%, 70% - 6%) (+ / - 10%)
                                      ---------
Loan maturity (original)              100% 30 yr
WALA                                  3 month (+ / - 2)
Average loan size                     $231,000 (+ / - 50k)
Conforming Balance                    100%
Max loan size                         $748,000
Average LTV                           76% (+ / - 10%)
Max Loans > 80 LTV with no MI         1%
Average FICO                          687 (+ / - 10%)
Minimum FICO                          600
Full / Alt documentation              22% (+ / - 10%)
Max no documentation                  20%
Interest Only                         94% (14% - 5yr, 79% - 10yr) (+ / - 10%)
Owner occupied                        77% (+ / - 10%)
Property type                         63% single family detached/PUD  (+ / - 10%)
Investor properties                   21% (+ / - 10%)
Loan purpose                          22% cash-out refinance (+ / - 10%)
Prepay penalties                      49% (37% - 3yr) (+ / - 10%)
Simultaneous seconds                  62% (+ / - 10%)
Top 3 states                          28% California (+ / - 10%)
                                      13% Florida (+ / - 10%)
                                      11% Minnesota (+ / - 10%)
Subordination Level                   7.60% (+ / -0.5%) (Cross-collateralized with
                                      other groups)



                 Note: All characteristics are preliminary and
                   are subject to the final collateral pool



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 15

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

                Preliminary Collateral Information for MSM 06-1AR
                               $37MM Group Size
                          Group 3: Alt-A 7/1 Hybrids
                           Settles on Jan 31st, 2006
                             Senior/Sub Structure

GWAC                                  6.135% (+ / - .10%)
GWAC Range                            5.25% - 7.875%
NWAC                                  5.851% (+ / - .10%)
Floating Rate Index                   49% - 6mo LIBOR, 46% - 1yr LIBOR, 5% - 1yr CMT
WA Net Margin                         2.038% (+ / - .10%)
Cap Structure                         Initial: 5.576% Avg (42% - 5%, 58% - 6%) (+ / - 10%)
                                      --------
                                      Periodic: 2.000% (+ / - 10%)
                                      ---------
                                      Lifetime: 5.576% Avg (42% - 5%, 58% - 6%) (+ / - 10%)
                                      ---------
Loan maturity (original)              100% 30 yr
WALA                                  3 month (+ / - 2)
Average loan size                     $408,000 (+ / - 50k)
Conforming Balance                    29%
Max loan size                         $2,000,000
Average LTV                           72%  (+ / - 10%)
Max Loans > 80 LTV with no MI         0%
Average FICO                          714 (+ / - 10%)
Minimum FICO                          601
Full / Alt documentation              18% (+ / - 10%)
Max no documentation                  15%
Interest Only                         70% (25% - 7yr, 44% - 10yr) (+ / - 10%)
Owner occupied                        88% (+ / - 10%)
Property type                         87% single family detached/PUD (+ / - 10%)
Investor properties                   6% (+ / - 10%)
Loan purpose                          39% cash-out refinance (+ / - 10%)
Prepay penalties                      60% (50% - 3yr, 10% - 5yr) (+ / - 10%)
Simultaneous seconds                  47% (+ / - 10%)
Top 3 states                          48% California (+ / - 10%)
                                      9% Maryland (+ / - 10%)
                                      6%  Washington (+ / - 10%)
Subordination Level                   7.60% (+ / -0.5%) (Cross-collateralized with other groups)


                 Note: All characteristics are preliminary and
                   are subject to the final collateral pool



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 16

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________



                Preliminary Collateral Information for MSM 06-1AR
                               $39MM Group Size
                          Group 4: Alt-A 10/1 Hybrids
                           Settles on Jan 31st, 2006
                             Senior/Sub Structure

GWAC                                  6.565% (+ / - .10%)
GWAC Range                            5.5% - 7.75%
NWAC                                  6.315% (+ / - .10%)
Floating Rate Index                   84% - 6mo LIBOR, 16% - 1yr LIBOR
WA Net Margin                         2.027% (+ / - .10%)
Cap Structure                         Initial: 5.885% Avg (12% - 5%, 87% - 6%) (+ / - 10%)
                                      --------
                                      Periodic: 2.000% (+ / - 10%)
                                      ---------
                                      Lifetime: 5.898% Avg (10% - 5%, 90% - 6%) (+ / - 10%)
                                      ---------
Loan maturity (original)              100% 30 yr
WALA                                  2 month (+ / - 2)
Average loan size                     $667,000 (+ / - 50k)
Max loan size                         $1,700,000
Average LTV                           72%  (+ / - 10%)
Max Loans > 80 LTV with no MI         0%
Average FICO                          713 (+ / - 10%)
Minimum FICO                          625
Full / Alt documentation              20% (+ / - 10%)
Max no documentation                  20%
Interest Only                         93% (+ / - 10%)
Owner occupied                        82% (+ / - 10%)
Property type                         90% single family detached/PUD (+ / - 10%)
Investor properties                   16% (+ / - 10%)
Loan purpose                          36% cash-out refinance (+ / - 10%)
Prepay penalties                      30% (11% - 3yr) (+ / - 10%)
Simultaneous seconds                  57% (+ / - 10%)
Top 3 states                          70% California (+ / - 10%)
                                      8% New York (+ / - 10%)
                                      3% Arizona (+ / - 10%)
Subordination Level                   7.60% (+ / -0.5%) (Cross-collateralized with other groups)



                 Note: All characteristics are preliminary and
                   are subject to the final collateral pool



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 17

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

                                   EXHIBIT 1

The mortgage rate (the "Mortgage Rate") of each of the Mortgage Loans with an adjustable Mortgage Rate will be fixed for a certain period of time after the origination of that Mortgage Loan (which, in the case of certain Group 1 Mortgage Loans may be as short as six months). Each mortgage note for the Mortgage Loans will provide for adjustments to the Mortgage Rate thereon at the end of the initial fixed-rate period and, either semi-annually or annually thereafter, depending on the terms of the related mortgage note (each such date, an "Adjustment Date"), to equal the sum of, rounded to the nearest 0.125% of (1):

 o if such Mortgage Rate adjusts based upon the Six-Month LIBOR Index, the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "Six-Month LIBOR Index"); or

 o if such Mortgage Rate adjusts based upon the One-Year LIBOR Index, the average of the London interbank offered rates for one-year U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "One-Year LIBOR Index"); or

 o if such Mortgage Rate adjusts based upon the One-Year CMT Index, the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of the day specified in the related Mortgage Note (the "One-Year CMT Index", and each of the Six-Month LIBOR Index, the One-Year LIBOR Index and the One-Year CMT Index, a "Mortgage Index"),

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.




________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 18

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

                                   EXHIBIT 2

GMAC Mortgage Corporation
General
-------

      GMAC Mortgage Corporation ("GMACM") is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

      GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

      GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMACM.

                   ---------------------------------------
                  |                                       |
                  |                                       |
                          General Motors Corporation
                  |                                       |
                  |                                       |
                   --------------------+------------------
                                       |
                                       |
                                       |
                   ---------------------------------------
                  |                                       |
                  |       General Motors Acceptance       |
                  |              Corporation              |
                  |                 (GMAC)                |
                  |                                       |
                   --------------------+------------------
                                       |
                                       |
                                       |
                   ---------------------------------------
                  |                                       |
                  |                                       |
                  |     Residential Capital Corporation   |
                  |                (ResCap)               |
                  |                                       |
                  |                                       |
                   ---------------------------------------
                                       |
                                       |
                                       |
                   ---------------------------------------
                  |                                       |
                  |                                       |
                  |       GMAC Mortgage Corporation       |
                  |                                       |
                  |                                       |
                   ---------------------------------------

   Servicing Activities

      GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). Attachment A sets forth the types of residential mortgage loans comprising GMACM's primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.

      As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million of residential mortgage loans having an aggregate unpaid principal balance of $232 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 loans having an aggregate unpaid principal balance of over $13.9 billion.


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 19

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

      As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the loans.




ATTACHMENT A

          GMAC MORTGAGE CORPORATION PRIMARY SERVICING PORTFOLIO FOR WHICH GMACM HOLDS THE CORRESPONDING SERVICING RIGHTS

                                        For the Nine Months
                                         Ended September 30,                      For the Year Ended December 31,

                                                2005                    2004                    2003                    2003
                                        -------------------     -------------------     -------------------     -------------------
                                                   Dollar                  Dollar                  Dollar                  Dollar
                                        No. of     Amount       No. of     Amount       No. of     Amount       No. of     Amount
                                        Loans      of Loans     Loans      of Loans     Loans      of Loans     Loans      of Loans
                                        ---------  --------     ---------  --------     ---------  --------     ---------  --------
Prime conforming mortgage loans         1,380,985  $182,644     1,323,249  $165,521     1,308,284  $153,601     1,418,843  $150,421
Prime non-conforming mortgage loans        66,266    30,739        53,119    23,604        34,041    13,937        36,225    12,543
Government mortgage loans                 184,665    18,241       191,844    18,328       191,023    17,594       230,085    21,174
Second-lien mortgage loans                377,049    12,044       350,334    10,374       282,128     7,023       261,416     6,666
                                        ---------  --------     ---------  --------     ---------  --------     ---------  --------
Total mortgage loans serviced           2,008,965  $243,668     1,918,546  $217,827     1,815,476  $192,155     1,946,569  $190,803















                                \




________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 20

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

                                   EXHIBIT 3

 COUNTRYWIDE ALT UNDERWRITING AND SERVICER DISCLOSURE ORIGINATION DISCLOSURE


Note: Loan-to-Value Ratio as used in "Underwriting Standards" below has the following meaning:

The "Loan-to-Value Ratio" of a mortgage loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related mortgage loan at the date of determination and the denominator of which is

      o in the case of a purchase, the lesser of the selling price of the mortgaged property or its appraised value at the time of sale or

      o in the case of a refinance, the appraised value of the mortgaged property at the time of the refinance, except in the case of a mortgage loan underwritten pursuant to Countrywide Home Loans' Streamlined Documentation Program as described under ["--Underwriting Standards--General"].

With respect to mortgage loans originated pursuant to Countrywide Home Loans' Streamlined Documentation Program,

      o if the loan-to-value ratio at the time of the origination of the mortgage loan being refinanced was 80% or less and the loan amount of the new loan being originated is $650,000 or less, then the "Loan-to-Value Ratio" will be the ratio of the principal amount of the new mortgage loan being originated divided by the appraised value of the related mortgaged property at the time of the origination of the Mortgage Loan being refinanced, as reconfirmed by Countrywide Home Loans using an automated property valuation system; or

      o if the loan-to-value ratio at the time of the origination of the mortgage loan being refinanced was greater than 80% or the loan amount of the new loan being originated is greater than $650,000, then the "Loan-to-Value Ratio" will be the ratio of the principal amount of the new mortgage loan being originated divided by the appraised value of the related mortgaged property as determined by an appraisal obtained by Countrywide Home Loans at the time of the origination of the new mortgage loan. See ["--Underwriting Standards--General" in this prospectus supplement.]

No assurance can be given that the value of any mortgaged property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to the mortgage loans.

Underwriting Standards

General
      Countrywide Home Loans, Inc., a New York corporation ("Countrywide Home Loans"), has been originating mortgage loans since 1969. Countrywide Home Loans' underwriting standards are applied in accordance with applicable federal and state laws and regulations.

      As part of its evaluation of potential borrowers, Countrywide Home Loans generally requires a description of income. If required by its underwriting guidelines, Countrywide Home Loans obtains employment verification providing current and historical income information and/or a telephonic employment confirmation. Such employment verification may be obtained, either through analysis of the prospective borrower's recent pay stub and/or W-2 forms for the most recent two years, relevant portions of the most recent two years' tax returns, or from the prospective borrower's employer, wherein the employer reports the length of employment and current salary with that organization. Self-employed prospective borrowers generally are required to submit relevant portions of their federal tax returns for the past two years.

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 21

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

      In assessing a prospective borrower's creditworthiness, Countrywide Home Loans may use FICO Credit Scores. "FICO Credit Scores" are statistical credit scores designed to assess a borrower's creditworthiness and likelihood to default on a consumer obligation over a two-year period based on a borrower's credit history. FICO Credit Scores were not developed to predict the likelihood of default on mortgage loans and, accordingly, may not be indicative of the ability of a borrower to repay its mortgage loan. FICO Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. Under Countrywide Home Loans' underwriting guidelines, borrowers possessing higher FICO Credit Scores, which indicate a more favorable credit history and who give Countrywide Home Loans the right to obtain the tax returns they filed for the preceding two years, may be eligible for Countrywide Home Loans' processing program (the "Preferred Processing Program").

      Periodically the data used by Countrywide Home Loans to complete the underwriting analysis may be obtained by a third party, particularly for mortgage loans originated through a loan correspondent or mortgage broker. In those instances, the initial determination as to whether a mortgage loan complies with Countrywide Home Loans' underwriting guidelines may be made by an independent company hired to perform underwriting services on behalf of Countrywide Home Loans, the loan correspondent or mortgage broker. In addition, Countrywide Home Loans may acquire mortgage loans from approved correspondent lenders under a program pursuant to which Countrywide Home Loans delegates to the correspondent the obligation to underwrite the mortgage loans to Countrywide Home Loans' standards. Under these circumstances, the underwriting of a mortgage loan may not have been reviewed by Countrywide Home Loans before acquisition of the mortgage loan and the correspondent represents that Countrywide Home Loans' underwriting standards have been met. After purchasing mortgage loans under those circumstances, Countrywide Home Loans conducts a quality control review of a sample of the mortgage loans. The number of loans reviewed in the quality control process varies based on a variety of factors, including Countrywide Home Loans' prior experience with the correspondent lender and the results of the quality control review process itself.

      Countrywide Home Loans' underwriting standards are applied by or on behalf of Countrywide Home Loans to evaluate the prospective borrower's credit standing and repayment ability and the value and adequacy of the mortgaged property as collateral. Under those standards, a prospective borrower must generally demonstrate that the ratio of the borrower's monthly housing expenses (including principal and interest on the proposed mortgage loan and, as applicable, the related monthly portion of property taxes, hazard insurance and mortgage insurance) to the borrower's monthly gross income and the ratio of total monthly debt to the monthly gross income (the "debt-to-income" ratios) are within acceptable limits. If the prospective borrower has applied for an interest-only Six-Month LIBOR Loan, the interest component of the monthly mortgage expense is calculated based upon the initial interest rate plus 2%. If the prospective borrower has applied for a 3/1 Mortgage Loan or 3/27 Mortgage Loan and the Loan-to-Value Ratio is less than or equal to 75%, the interest component of the monthly mortgage expense is calculated based on the initial loan interest rate; if the Loan-to-Value Ratio exceeds 75%, the interest component of the monthly mortgage expense calculation is based on the initial loan interest rate plus 2%. If the prospective borrower has applied for a 5/1 Mortgage Loan, a 5/25 Mortgage Loan, a 7/1 Mortgage Loan, a 7/23 Mortgage Loan, a 10/1 Mortgage Loan or a 10/20 Mortgage Loan, the interest component of the monthly mortgage expense is calculated based on the initial loan interest rate. If the prospective borrower has applied for a Negative Amortization Loan, the interest component of the monthly housing expense calculation is based upon the greater of 4.25% and the fully indexed mortgage note rate at the time of loan application. The maximum acceptable debt-to-income ratio, which is determined on a loan-by-loan basis varies depending on a number of underwriting criteria, including the Loan-to-Value Ratio, loan purpose, loan amount and credit history of the borrower. In addition to meeting the debt-to-income ratio guidelines, each prospective borrower is required to have sufficient cash resources to pay the down payment and closing costs. Exceptions to Countrywide Home Loans' underwriting guidelines may be made if compensating factors are demonstrated by a prospective borrower. Additionally, Countrywide Home Loans does permit its adjustable rate mortgage loans, hybrid adjustable rate mortgage loans and negative amortization mortgage loans to be assumed by a purchaser of the related mortgaged property, so long as the mortgage loan is in its adjustable rate period (except for a 3/1 Mortgage Loan, which may be assumed during the fixed rate period) and the related purchaser meets Countrywide Home Loans' underwriting standards that are then in effect.

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 22

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

      Countrywide Home Loans may provide secondary financing to a borrower contemporaneously with the origination of a mortgage loan, subject to the following limitations: the Loan-to-Value Ratio of the senior (i.e., first) lien may not exceed 80% and the combined Loan-to-Value Ratio may not exceed 100%. Countrywide Home Loans' underwriting guidelines do not prohibit or otherwise restrict a borrower from obtaining secondary financing from lenders other than Countrywide Home Loans, whether at origination of the mortgage loan or thereafter.

      The nature of the information that a borrower is required to disclose and whether the information is verified depends, in part, on the documentation program used in the origination process. In general under the Full Documentation Loan Program (the "Full Documentation Program"), each prospective borrower is required to complete an application which includes information with respect to the applicant's assets, liabilities, income, credit history, employment history and other personal information. Self-employed individuals are generally required to submit their two most recent federal income tax returns. Under the Full Documentation Program, the underwriter verifies the information contained in the application relating to employment, income, assets and mortgages. A prospective borrower may be eligible for a loan approval process that limits or eliminates Countrywide Home Loans' standard disclosure or verification requirements or both. Countrywide Home Loans offers the following documentation programs as alternatives to its Full Documentation Program: an Alternative Documentation Loan Program (the "Alternative Documentation Program"), a Reduced Documentation Loan Program (the "Reduced Documentation Program"), a CLUES Plus Documentation Loan Program (the "CLUES Plus Documentation Program"), a No Income/No Asset Documentation Loan Program (the "No Income/No Asset Documentation Program"), a Stated Income/Stated Asset Documentation Loan Program (the "Stated Income/Stated Asset Documentation Program") and a Streamlined Documentation Loan Program (the "Streamlined Documentation Program").

      For all mortgage loans originated or acquired by Countrywide Home Loans, Countrywide Home Loans obtains a credit report relating to the applicant from a credit reporting company. The credit report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, dispossession, suits or judgments. All adverse information in the credit report is required to be explained by the prospective borrower to the satisfaction of the lending officer.

      Except with respect to the mortgage loans originated pursuant to its Streamlined Documentation Program, whose values were confirmed with a Fannie Mae proprietary automated valuation model, Countrywide Home Loans obtains appraisals from independent appraisers or appraisal services for properties that are to secure mortgage loans. The appraisers inspect and appraise the proposed mortgaged property and verify that the property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market data analysis based on recent sales of comparable homes in the area and, when deemed appropriate, a replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to Fannie Mae or Freddie Mac appraisal standards then in effect.

      Countrywide Home Loans requires title insurance on all of its mortgage loans secured by first liens on real property. Countrywide Home Loans also requires that fire and extended coverage casualty insurance be maintained on the mortgaged property in an amount at least equal to the principal balance of the related single-family mortgage loan or the replacement cost of the mortgaged property, whichever is less.

      In addition to Countrywide Home Loans' standard underwriting guidelines (the "Standard Underwriting Guidelines"), which are consistent in many respects with the guidelines applied to mortgage loans purchased by Fannie Mae and Freddie Mac, Countrywide Home Loans uses underwriting guidelines featuring expanded criteria (the "Expanded Underwriting Guidelines"). The Standard Underwriting Guidelines and the Expanded Underwriting Guidelines are described further under the next two headings.

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 23

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

Standard Underwriting Guidelines

      Countrywide Home Loans' Standard Underwriting Guidelines for mortgage loans with non-conforming original principal balances generally allow Loan-to-Value Ratios at origination of up to 95% for purchase money or rate and term refinance mortgage loans with original principal balances of up to $400,000, up to 90% for mortgage loans with original principal balances of up to $650,000, up to 75% for mortgage loans with original principal balances of up to $1,000,000, up to 65% for mortgage loans with original principal balances of up to $1,500,000, and up to 60% for mortgage loans with original principal balances of up to $2,000,000.

      For cash-out refinance mortgage loans, Countrywide Home Loans' Standard Underwriting Guidelines for mortgage loans with non-conforming original principal balances generally allow Loan-to-Value Ratios at origination of up to 75% and original principal balances ranging up to $650,000. The maximum "cash-out" amount permitted is $200,000 and is based in part on the original Loan-to-Value Ratio of the related mortgage loan. As used in this prospectus supplement, a refinance mortgage loan is classified as a cash-out refinance mortgage loan by Countrywide Home Loans if the borrower retains an amount greater than the lesser of 2% of the entire amount of the proceeds from the refinancing of the existing loan or $2,000.

      Countrywide Home Loans' Standard Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination on owner occupied properties of up to 95% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii) and 2 unit properties with principal balances up to $533,850 ($800,775 in Alaska and Hawaii) and up to 80% on 3 unit properties with principal balances of up to $645,300 ($967,950 in Alaska and Hawaii) and 4 unit properties with principal balances of up to $801,950 ($1,202,925 in Alaska and Hawaii). On second homes, Countrywide Home Loans' Standard Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination of up to 95% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii). Countrywide Home Loans' Standard Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination on investment properties of up to 90% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii) and 2 unit properties with principal balances up to $533,850 ($800,775 in Alaska and Hawaii) and up to 75% on 3 unit properties with principal balances of up to $645,300 ($967,950 in Alaska and Hawaii) and 4 unit properties with principal balances of up to $801,950 ($1,202,925 in Alaska and Hawaii).

      Under its Standard Underwriting Guidelines, Countrywide Home Loans generally permits a debt-to-income ratio based on the borrower's monthly housing expenses of up to 33% and a debt-to-income ratio based on the borrower's total monthly debt of up to 38%.

      In connection with the Standard Underwriting Guidelines, Countrywide Home Loans originates or acquires mortgage loans under the Full Documentation Program, the Alternative Documentation Program, the Reduced Documentation Program, the CLUES Plus Documentation Program or the Streamlined Documentation Program.

      The Alternative Documentation Program permits a borrower to provide W-2 forms instead of tax returns covering the most recent two years, permits bank statements in lieu of verification of deposits and permits alternative methods of employment verification.

      Under the Reduced Documentation Program, some underwriting documentation concerning income, employment and asset verification is waived. Countrywide Home Loans obtains from a prospective borrower either a verification of deposit or bank statements for the two-month period immediately before the date of the mortgage loan application or verbal verification of employment. Since information relating to a prospective borrower's income and employment is not verified, the borrower's debt-to-income ratios are calculated based on the information provided by the borrower in the mortgage loan application. The maximum Loan-to-Value Ratio, including secondary financing, ranges up to 75%.


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 24

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

      The CLUES Plus Documentation Program permits the verification of employment by alternative means, if necessary, including verbal verification of employment or reviewing paycheck stubs covering the pay period immediately prior to the date of the mortgage loan application. To verify the borrower's assets and the sufficiency of the borrower's funds for closing, Countrywide Home Loans obtains deposit or bank account statements from each prospective borrower for the month immediately prior to the date of the mortgage loan application. Under the CLUES Plus Documentation Program, the maximum Loan-to-Value Ratio is 75% and property values may be based on appraisals comprising only interior and exterior inspections. Cash-out refinances and investor properties are not permitted under the CLUES Plus Documentation Program.

      The Streamlined Documentation Program is available for borrowers who are refinancing an existing mortgage loan that was originated or acquired by Countrywide Home Loans provided that, among other things, the mortgage loan has not been more than 30 days delinquent in payment during the previous twelve-month period. Under the Streamlined Documentation Program, appraisals are obtained only if the loan amount of the loan being refinanced had a Loan-to-Value Ratio at the time of origination in excess of 80% or if the loan amount of the new loan being originated is greater than $650,000. In addition, under the Streamlined Documentation Program, a credit report is obtained but only a limited credit review is conducted, no income or asset verification is required, and telephonic verification of employment is permitted. The maximum Loan-to-Value Ratio under the Streamlined Documentation Program ranges up to 95%.

Expanded Underwriting Guidelines

      Mortgage loans which are underwritten pursuant to the Expanded Underwriting Guidelines may have higher Loan-to-Value Ratios, higher loan amounts and different documentation requirements than those associated with the Standard Underwriting Guidelines. The Expanded Underwriting Guidelines also permit higher debt-to-income ratios than mortgage loans underwritten pursuant to the Standard Underwriting Guidelines.

      Countrywide Home Loans' Expanded Underwriting Guidelines for mortgage loans with non-conforming original principal balances generally allow Loan-to-Value Ratios at origination of up to 95% for purchase money or rate and term refinance mortgage loans with original principal balances of up to $400,000, up to 90% for mortgage loans with original principal balances of up to $650,000, up to 80% for mortgage loans with original principal balances of up to $1,000,000, up to 75% for mortgage loans with original principal balances of up to $1,500,000 and up to 70% for mortgage loans with original principal balances of up to $3,000,000. Under certain circumstances, however, Countrywide Home Loans' Expanded Underwriting Guidelines allow for Loan-to-Value Ratios of up to 100% for purchase money mortgage loans with original principal balances of up to $375,000.

      For cash-out refinance mortgage loans, Countrywide Home Loans' Expanded Underwriting Guidelines for mortgage loans with non-conforming original principal balances generally allow Loan-to-Value Ratios at origination of up to 90% and original principal balances ranging up to $1,500,000. The maximum "cash-out" amount permitted is $400,000 and is based in part on the original Loan-to-Value Ratio of the related mortgage loan.

      Countrywide Home Loans' Expanded Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination on owner occupied properties of up to 100% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii) and 2 unit properties with principal balances up to $533,850 ($800,775 in Alaska and Hawaii) and up
to 85% on 3 unit properties with principal balances of up to $645,300
($967,950 in Alaska and Hawaii) and 4 unit properties with principal balances of up to $801,950 ($1,202,925 in Alaska and Hawaii). On second homes, Countrywide Home Loans' Expanded Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination of up to 95% on 1 unit properties with principal balances up to $417,000
($625,500 in Alaska and Hawaii). Countrywide Home Loans' Expanded Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination on investment properties of up to 90% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii) and 2 unit properties with principal balances up to $533,850 ($800,775 in Alaska and Hawaii) and up to 85% on 3 unit properties with principal balances of up to
________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 25

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

$645,300 ($967,950 in Alaska and Hawaii) and 4 unit properties with principal balances of up to $801,950 ($1,202,925 in Alaska and Hawaii).

      Under its Expanded Underwriting Guidelines, Countrywide Home Loans generally permits a debt-to-income ratio based on the borrower's monthly housing expenses of up to 36% and a debt-to-income ratio based on the borrower's total monthly debt of up to 40%; provided, however, that if the Loan-to-Value Ratio exceeds 80%, the maximum permitted debt-to-income ratios are 33% and 38%, respectively.

      In connection with the Expanded Underwriting Guidelines, Countrywide Home Loans originates or acquires mortgage loans under the Full Documentation Program, the Alternative Documentation Program, the Reduced Documentation Loan Program, the No Income/No Asset Documentation Program and the Stated Income/Stated Asset Documentation Program. Neither the No Income/No Asset Documentation Program nor the Stated Income/Stated Asset Documentation Program is available under the Standard Underwriting Guidelines.

      The same documentation and verification requirements apply to mortgage loans documented under the Alternative Documentation Program regardless of whether the loan has been underwritten under the Expanded Underwriting Guidelines or the Standard Underwriting Guidelines. However, under the Alternative Documentation Program, mortgage loans that have been underwritten pursuant to the Expanded Underwriting Guidelines may have higher loan balances and Loan-to-Value Ratios than those permitted under the Standard Underwriting Guidelines.

      Similarly, the same documentation and verification requirements apply to mortgage loans documented under the Reduced Documentation Program regardless of whether the loan has been underwritten under the Expanded Underwriting Guidelines or the Standard Underwriting Guidelines. However, under the Reduced Documentation Program, higher loan balances and Loan-to-Value Ratios are permitted for mortgage loans underwritten pursuant to the Expanded Underwriting Guidelines than those permitted under the Standard Underwriting Guidelines. The maximum Loan-to-Value Ratio, including secondary financing, ranges up to 90%. The borrower is not required to disclose any income information for some mortgage loans originated under the Reduced Documentation Program, and accordingly debt-to-income ratios are not calculated or included in the underwriting analysis. The maximum Loan-to-Value Ratio, including secondary financing, for those mortgage loans ranges up to 85%.

      Under the No Income/No Asset Documentation Program, no documentation relating to a prospective borrower's income, employment or assets is required and therefore debt-to-income ratios are not calculated or included in the underwriting analysis, or if the documentation or calculations are included in a mortgage loan file, they are not taken into account for purposes of the underwriting analysis. This program is limited to borrowers with excellent credit histories. Under the No Income/No Asset Documentation Program, the maximum Loan-to-Value Ratio, including secondary financing, ranges up to 95%. Mortgage loans originated under the No Income/No Asset Documentation Program are generally eligible for sale to Fannie Mae or Freddie Mac.

      Under the Stated Income/Stated Asset Documentation Program, the mortgage loan application is reviewed to determine that the stated income is reasonable for the borrower's employment and that the stated assets are consistent with the borrower's income. The Stated Income/Stated Asset Documentation Program permits maximum Loan-to-Value Ratios up to 90%. Mortgage loans originated under the Stated Income/Stated Asset Documentation Program are generally eligible for sale to Fannie Mae or Freddie Mac.

                             Servicing DISCLOSURE

Countrywide Home Loans Servicing LP

      The principal executive offices of Countrywide Home Loans Servicing LP ("Countrywide Servicing") are located at 7105 Corporate Drive, Plano, Texas 75024. Countrywide Servicing is a Texas limited partnership directly owned by Countrywide GP, Inc. and Countrywide LP, Inc., each a Nevada corporation and a direct wholly owned subsidiary of Countrywide Home Loans. Countrywide GP, Inc. owns a 0.1% interest in Countrywide Servicing and

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 26

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

is the general partner. Countrywide LP, Inc. owns a 99.9% interest in Countrywide Servicing and is a limited partner.

      Countrywide Home Loans established Countrywide Servicing in February 2000 to service mortgage loans originated by Countrywide Home Loans that would otherwise have been serviced by Countrywide Home Loans. In January and February, 2001, Countrywide Home Loans transferred to Countrywide Servicing all of its rights and obligations relating to mortgage loans serviced on behalf of Freddie Mac and Fannie Mae, respectively. In October 2001, Countrywide Home Loans transferred to Countrywide Servicing all of its rights and obligations relating to the bulk of its non-agency loan servicing portfolio (other than the servicing of home equity lines of credit), including with respect to those mortgage loans (other than home equity lines of credit) formerly serviced by Countrywide Home Loans and securitized by certain of its affiliates. While Countrywide Home Loans expects to continue to directly service a portion of its loan portfolio, it is expected that the servicing rights for most newly originated Countrywide Home Loans mortgage loans will be transferred to Countrywide Servicing upon sale or securitization of the related mortgage loans. Countrywide Servicing is engaged in the business of servicing mortgage loans and will not originate or acquire loans, an activity that will continue to be performed by Countrywide Home Loans. In addition to acquiring mortgage servicing rights from Countrywide Home Loans, it is expected that Countrywide Servicing will service mortgage loans for non-Countrywide Home Loans affiliated parties as well as subservice mortgage loans on behalf of other master servicers.

      In connection with the establishment of Countrywide Servicing, certain employees of Countrywide Home Loans became employees of Countrywide Servicing. Countrywide Servicing has engaged Countrywide Home Loans as a subservicer to perform certain loan servicing activities on its behalf.

      Countrywide Servicing is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, HUD and VA and is licensed to service mortgage loans in each state where a license is required. Its loan servicing activities are guaranteed by Countrywide Financial and/or Countrywide Home Loans when required by the owner of the mortgage loans.

Countrywide Home Loans

      Countrywide Home Loans is a New York corporation and a direct wholly owned subsidiary of Countrywide Financial Corporation, a Delaware corporation ("Countrywide Financial"). The principal executive offices of Countrywide Home Loans are located at 4500 Park Granada, Calabasas, California 91302. Countrywide Home Loans is engaged primarily in the mortgage banking business, and as part of that business, originates, purchases, sells and services mortgage loans. Countrywide Home Loans originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Mortgage loans originated by Countrywide Home Loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.
      Except as otherwise indicated, reference in the remainder of this section to "Countrywide Home Loans" should be read to include Countrywide Home Loans and its consolidated subsidiaries, including Countrywide Servicing. Countrywide Home Loans services substantially all of the mortgage loans it originates or acquires. In addition, Countrywide Home Loans has purchased in bulk the rights to service mortgage loans originated by other lenders. Countrywide Home Loans has in the past and may in the future sell to mortgage bankers and other institutions a portion of its portfolio of loan servicing rights. As of September 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, Countrywide Home Loans provided servicing for mortgage loans with an aggregate principal balance of approximately $1,047.623 billion, $838.322 billion, $644.855 billion and $452.405 billion, respectively, substantially all of which were being serviced for unaffiliated persons.



      Mortgage Loan Production

      The following table sets forth, by number and dollar amount of mortgage loans, Countrywide Home Loans' residential mortgage loan production for the periods indicated.

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 27

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________



                                                                    Consolidated Mortgage Loan Production
                                          ------------------------------------------------------------------------------------------
                                                        Ten Months                     Years Ended                     Nine Months
                                           Year Ended     Ended                        December 31,                       Ended
                                          February 28,  December 31,   ---------------------------------------------   September 30,
                                              2001         2001             2002            2003             2004          2005
                                              ----          ----       -------------  ----------------  -------------      ----
                                                             (Dollars in millions, except average loan amount)
Conventional Conforming Loans
  Number of Loans.......................    240,608       504,975         999,448       1,517,743          846,395        591,059
  Volume of Loans.......................  $  34,434     $  76,432      $  150,110      $  235,868       $  138,845     $  122,780
     Percent of Total Dollar Volume.....     50.0%         61.7%           59.6%           54.2%            38.2%          34.3%
Conventional Non-conforming Loans
  Number of Loans.......................     86,600       137,593         277,626         554,571          509,711        612,768
  Volume of Loans.......................  $  11,394     $  22,209      $   61,627      $  136,664       $  140,580     $  163,199
     Percent of Total Dollar Volume.....     16.5%         17.9%           24.5%           31.4%            38.7%          45.6%
FHA/VA Loans
  Number of Loans.......................    118,673       118,734         157,626         196,063          105,562         60,545
  Volume of Loans.......................  $  13,075     $  14,109      $   19,093      $   24,402       $   13,247     $    7,978
     Percent of Total Dollar Volume.....     18.9%         11.4%            7.6%            5.6%             3.6%           2.2%
Prime Home Equity Loans
  Number of Loans.......................    119,045       164,503         316,049         453,817          587,046        511,253
  Volume of Loans.......................  $   4,660     $   5,639      $   11,650      $   18,103       $   30,893     $   31,403
     Percent of Total Dollar Volume.....      6.8%          4.5%            4.6%            4.2%             8.5%           8.8%
Nonprime Mortgage Loans
  Number of Loans.......................     51,706        43,359          63,195         124,205          250,030        202,768
  Volume of Loans.......................  $   5,360     $   5,580      $    9,421      $   19,827       $   39,441     $   32,457
     Percent of Total Dollar Volume.....      7.8%          4.5%            3.7%            4.6%            11.0%           9.1%
Total Loans
  Number of Loans.......................    616,632       969,164       1,813,944       2,846,399        2,298,744      1,978,393
  Volume of Loans.......................  $  68,923     $ 123,969      $  251,901      $  434,864       $  363,006     $  357,817
  Average Loan Amount...................  $ 112,000     $ 128,000      $  139,000      $  153,000       $  158,000     $  181,000
  Non-Purchase Transactions(1)..........       33%          63%             66%             72%              51%            52%
  Adjustable-Rate Loans(1)..............       14%          12%             14%             21%              52%            53%




__________
(1)   Percentage of total loan production based on dollar volume.

Loan Servicing

      Countrywide Servicing has established standard policies for the servicing and collection of mortgages. Servicing includes, but is not limited to:

      (a)   collecting, aggregating and remitting mortgage loan payments;
      (b)   accounting for principal and interest;
      (c)   holding escrow (impound) funds for payment of taxes and insurance;
      (d)   making inspections as required of the mortgaged properties;
      (e) preparation of tax related information in connection with the mortgage loans;
      (f)   supervision of delinquent mortgage loans;
      (g)   loss mitigation efforts;
      (h) foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 28

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

      (i) generally administering the mortgage loans, for which it receives servicing fees.
      Billing statements with respect to mortgage loans are mailed monthly by Countrywide Servicing. The statement details all debits and credits and specifies the payment due. Notice of changes in the applicable loan rate are provided by Countrywide Servicing to the mortgagor with these statements.

Collection Procedures

      When a mortgagor fails to make a payment on a mortgage loan, Countrywide Servicing attempts to cause the deficiency to be cured by corresponding with the mortgagor. In most cases, deficiencies are cured promptly. Pursuant to Countrywide Servicing's servicing procedures, Countrywide Servicing generally mails to the mortgagor a notice of intent to foreclose after the loan becomes 61 days past due (three payments due but not received) and, generally within 59 days thereafter, if the loan remains delinquent, institutes appropriate legal action to foreclose on the mortgaged property. Foreclosure proceedings may be terminated if the delinquency is cured. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery of the loans, including any deficiencies.

      Once foreclosure is initiated by Countrywide Servicing, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the mortgaged property is located. During the foreclosure proceeding, Countrywide Servicing determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

      If foreclosed, the mortgaged property is sold at a public or private sale and may be purchased by Countrywide Servicing. After foreclosure, Countrywide Servicing may liquidate the mortgaged property and charge-off the loan balance which was not recovered through liquidation proceeds.

      Servicing and charge-off policies and collection practices with respect to mortgage loans may change over time in accordance with, among other things, Countrywide Servicing's business judgment, changes in the servicing portfolio and applicable laws and regulations.

Foreclosure, Delinquency and Loss Experience

      Historically, a variety of factors, including the appreciation of real estate values, have limited Countrywide Home Loans' loss and delinquency experience on its portfolio of serviced mortgage loans. There can be no assurance that factors beyond the control of Countrywide Home Loans, such as national or local economic conditions or downturns in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

      A general deterioration of the real estate market in regions where the mortgaged properties are located may result in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. A general weakening of the economy may result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans. If the real estate market and economy were to decline, Countrywide Home Loans may experience an increase in delinquencies on the loans it services and higher net losses on liquidated loans.

      The following table summarizes the delinquency, foreclosure and loss experience, respectively, on the dates indicated, of the mortgage loans originated or acquired by Countrywide Home Loans, serviced or master serviced by Countrywide Home Loans and securitized by certain affiliates of Countrywide Home Loans in transactions that were registered with the Securities and Exchange Commission. The delinquency, foreclosure and loss percentages may be affected by the size and relative lack of seasoning in the servicing. Accordingly, the information should not be considered as a basis for assessing the likelihood, amount or severity of delinquency or losses on the mortgage loans and no assurances can be given that the foreclosure, delinquency and loss experience

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 29

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

presented in the following table will be indicative of the actual experience on the mortgage loans (totals may not add due to rounding):


                                                                           At December 31,                              At
                                                    -----------------------------------------------------------    September 30,
                                                        2001            2002            2003           2004            2005
                                     ------------   ------------   -------------   -------------   ------------   -------------
                                               (Dollar Amounts in Thousands, Except Losses on Liquidated Mortgage Loans)
Volume of Loans/(1)/.........         $21,250,550    $25,658,250     $33,455,108     $47,663,628    $76,170,541    $129,221,061
Delinquent Mortgage Loans and
   Pending Foreclosures at Period
   End:
   30 - 59 days..............               1.61%          1.89%           2.11%           1.80%          1.51%           1.54%
   60 - 89 days..............               0.28%          0.39%           0.53%           0.43%          0.28%           0.26%
   90 days or more (excluding
   pending foreclosures).....               0.14%          0.23%           0.35%           0.31%          0.26%           0.21%

Total of delinquencies.......               2.03%          2.50%           2.99%           2.53%          2.05%           2.01%

Foreclosure pending..........               0.27%          0.31%           0.31%           0.31%          0.20%           0.17%

Total delinquencies and
   Foreclosures pending......               2.30%          2.82%           3.31%           2.84%          2.25%           2.18%
Net Gains/(Losses) on liquidated
   loans/(2)/................        $(2,988,604)   $(5,677,141)   $(10,788,657)   $(16,159,208)   $(24,758,566)   $(5,165,253)





___________________

(1) "Volume of loans" reflects both performing and delinquent mortgage loans in the servicing portfolio on the dates indicated.

(2) "Net Gains/(Losses) on liquidated loans" reflect the losses accumulated during (i) the year ended on February 28, 2001, (ii) the 10-month period ending on December 31, 2001, (iii) the years ended on December 31, 2002, December 31, 2003, and December 31, 2004 and (iv) the 9-month period ended on September 30, 2005, respectively.






________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 29

                                   EXHIBIT 4
                 THE MASTER SERVICER AND SECURITIES ADMINISTRATOR

Wells Fargo Bank, National Association ("Wells Fargo") will act as Securities Administrator and Master Servicer under the pooling and servicing agreement. Wells Fargo is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $397 billion in assets, 24 million customers and 143,000 employees, Wells Fargo & Company is among the leading U.S. bank holding companies, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicers may maintain banking and other commercial relationships with Wells Fargo and its affiliates. Wells Fargo's principal corporate trust offices are located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Securities Administrator. Under the terms of the pooling and servicing agreement, Wells Fargo also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo is responsible for the preparation of all REMIC tax returns on behalf of the issuing entity and the preparation of monthly reports on Form 10-D in regards to distribution and pool performance information and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity. Wells Fargo has been engaged in the business of securities administration since June 30, 1995. As of November 30, 2005, Wells Fargo was acting as securities administrator with respect to more than $700,000,000,000 of outstanding residential mortgage-backed securities.

Master Servicer. Wells Fargo acts as Master Servicer pursuant to the pooling and servicing agreement. The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicers under the terms of their respective underlying servicing agreements. In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the servicers. The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the pooling and servicing agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of any underlying servicing agreement, the Master Servicer may be required to enforce certain remedies on behalf of the issuing entity and at the direction of the Trustee against such defaulting Servicer. As of November 30, 2005, Wells Fargo was acting as master servicer for approximately 940 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $428,268,679,337.

Wells Fargo serves or has served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of the custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 47

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________

                                   EXHIBIT 5

LaSalle Bank National Association will be the trustee and a custodian under the Pooling and Servicing Agreement. LaSalle Bank National Association is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is a subsidiary of ABN AMRO Bank N.V., a Netherlands banking corporation. LaSalle has extensive experience serving as trustee on securitizations of residential mortgage loans. Since January 1994, LaSalle has served as trustee or paying agent on over 325 residential mortgage-backed security transactions involving assets similar to the mortgage loans. As of December 30, 2005, LaSalle's portfolio of residential mortgage-backed security transactions for which it serves as trustee numbers 279 with an outstanding certificate balance of approximately $75.8 billion. The depositor and servicer may maintain other banking relationships in the ordinary course of business with the trustee. The trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603. Attention: Global Securities and Trust Services - MSM 2006-1AR or at such other address as the trustee may designate from time to time.

In its capacity as custodian, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files will be governed by the Pooling and Servicing Agreement. LaSalle provides custodial services on over 1000 residential, commercial and asset-backed securitization transactions and maintains almost 2.5 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine, California. LaSalle's two vault locations can maintain a total of approximately 6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly quality assurance process. LaSalle uses a licensed collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

LaSalle Bank National Association and Morgan Stanley Mortgage Capital Inc. ("MSMC") are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to MSMC for certain residential mortgage loans purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for most of the mortgage loans to be sold by MSMC to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the residential mortgage-backed securitization industry providing for the delivery, receipts, review and safekeeping of mortgage loan files.


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 48

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan
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or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley
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Trading desk materials are not independent of the proprietary interests of
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The information contained in this material is subject to change, completion or
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referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an
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Unless otherwise set forth in this material, any securities referred to in
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restrictions on their purchase, holding, sale, exercise of rights or
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The securities/instruments discussed in this material may not be suitable for
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for distribution to market professionals and institutional investor clients only. Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal,
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single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be
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and financial condition of the issuer and the security/instrument. A secondary
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are purchasing or writing exchange-traded options, please review the
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The value of and income from investments may vary because of changes in
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securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized.
Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or
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to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of
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Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer Law of Japan and the ordinances thereunder. For
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https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.


________________________________________________________________________________

(copyright) 2005 Morgan Stanley
________________________________________________________________________________
                                    Page 49

-------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

-------------------------------------------------------------------------------





                             Preliminary Termsheet

                                [$451,735,000]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-1AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-1AR
                                    Group 1

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

         The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which Fthis communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

-------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

-------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                             COLLATERAL STATISTICS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
-------------------------------------------------------------------------------
                              Collateral Summary
-------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Loan Group 1 as of the Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).


-------------------------------------------------------------------------------------------------------------------------


                                                               Summary Statistics            Range (if applicable)
                                                               ------------------            ---------------------

Number of Mortgage Loans:                                            1,101

Aggregate Current Principal Balance:                              $488,098,802               $35,000 - $2,079,480
Average Current Principal Balance:                                  $443,323

1st Lien:                                                           100.00%

Wtd. Avg. Mortgage Rate:                                             6.323%                     4.000% - 9.625%

Wtd. Avg. Original Term to Stated Maturity (months):                  360                          180 - 360
Wtd. Avg. Remaining Term to Stated Maturity (months):                 357                          178 - 360

Fully Amortizing Mortgage Loans:                                     20.88%
Interest Only Loans:                                                 79.12%

% Adjustable Rate Mortgage Loans                                     67.62%
% Fixed Rate Mortgage Loans                                          32.38%

Wtd. Avg. Margin (ARM Loans Only):                                   2.461%                     1.750% - 5.500%
Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                   12.563%                    9.375% - 19.625%
Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                    2.430%                     1.750% - 8.250%
Non-Zero Wtd. Avg. Initial Periodic Cap (ARM Loans Only):            4.869%                    1.000% - 12.000%
Non- Zero Wtd. Avg. Subsequent Periodic Cap (ARM Loans               1.711%                     1.000% - 2.000%
Only):

Wtd. Avg. Original Loan to Value Ratio:                              71.88%                     12.71% - 95.00%
Wtd. Avg. Borrower FICO:                                              718                          584- 820
% of Owner Occupied:                                                 82.38%


Geographic Distribution (Top 5):                              CA          57.53%
                                                              NY           7.17%
                                                              FL           5.42%
                                                              VA           5.07%
                                                              AZ           3.25%
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                    Product Type
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
COLLATERAL TYPE                     LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
6 Month Arms                              13     7,191,020.62                    1.47      5.810    758     65.69
6 Month Arms - IO 5 Yrs                    1       744,000.00                    0.15      7.500    729     80.00
6 Month Arms - IO 6 Months                 1        50,000.00                    0.01      5.500    781     34.48
6 Month Arms - IO 10 Yrs                 104    46,208,534.49                    9.47      5.869    726     69.81
1 Yr Arms                                  4       960,585.80                    0.20      4.514    752     69.46
1 Yr Arms - IO 1 Yrs                       6     2,162,950.00                    0.44      4.373    746     74.51
1 Yr Arms - IO 10 Yrs                      1        92,799.99                    0.02      5.875    736     80.00
2 Yr Arms                                  5       599,276.98                    0.12      7.230    693     72.75
2 Yr Arms - IO 2 Yrs                       3     1,231,923.50                    0.25      7.439    658     78.51
2 Yr Arms - IO 5 Yrs                       4       954,052.00                    0.20      7.067    742     71.53
2 Yr Arms - IO 10 Yrs                     11     3,805,395.99                    0.78      7.520    667     75.05
3 Yr Arms                                 35    14,465,490.50                    2.96      6.280    723     71.79
3 Yr Arms - IO 3 Yrs                      15     6,802,881.79                    1.39      6.337    710     76.26
3 Yr Arms - IO 5 Yrs                      33     6,331,440.43                    1.30      7.129    694     79.72
3 Yr Arms - IO 10 Yrs                     70    32,492,379.78                    6.66      6.472    719     77.70
5 Yr Arms                                 26    13,157,721.26                    2.70      6.164    731     70.45
5 Yr Arms - IO 5 Yrs                      33    20,175,209.67                    4.13      6.485    706     75.54
5 Yr Arms - IO 10 Yrs                    281   158,028,617.80                   32.38      6.483    712     74.75
1 Month Arms - IO 10 Yrs                  43    14,587,645.66                    2.99      6.609    716     76.92
Fixed 20                                   1       525,997.49                    0.11      7.125    681     74.89
Fixed 30                                 183    64,996,700.47                   13.32      6.326    720     67.20
Fixed 30 - IO 10 Yrs                     228    92,534,178.13                   18.96      6.130    721     67.16
------------------------------------------------------------------------------------------------------------------
Total:                                 1,101   488,098,802.35                  100.00      6.323    718     71.88
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                                    Index Type(1)
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
INDEX TYPE                          LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
Fixed Rate                             412    158,056,876.09                  32.38      6.214     720     67.20
Libor - 1 Month                         43     14,587,645.66                   2.99      6.609     716     76.92
Libor - 6 Month                        480    223,574,587.95                  45.81      6.385     716     73.94
Libor - 1 Year                         166     91,879,692.65                  18.82      6.318     717     74.09
------------------------------------------------------------------------------------------------------------------
Total:                               1,101    488,098,802.35                 100.00      6.323     718     71.88
------------------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1

------------------------------------------------------------------------------------------------------------------
                                                   Current Balance
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
RANGE OF PRINCIPAL BALANCES       NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
AS OF THE                         MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
CUT-OFF DATE ($)                    LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     51       3,781,598.14                   0.77      7.227     701      75.14
100,000.01 - 200,000.00              146      22,011,764.53                   4.51      6.591     706      74.68
200,000.01 - 300,000.00              137      34,202,388.38                   7.01      6.436     712      73.62
300,000.01 - 400,000.00              111      39,241,578.03                   8.04      6.248     708      71.30
400,000.01 - 500,000.00              281     127,442,126.29                  26.11      6.350     715      74.18
500,000.01 - 600,000.00              153      83,438,568.77                  17.09      6.267     727      73.01
600,000.01 - 700,000.00               99      63,791,537.12                  13.07      6.315     721      72.40
700,000.01 - 800,000.00               40      29,993,024.76                   6.14      6.261     713      70.55
800,000.01 - 900,000.00               29      24,732,118.62                   5.07      6.305     724      68.68
900,000.01 - 1,000,000.00             40      39,239,404.81                   8.04      6.064     726      65.35
1,000,000.01 - 1,500,000.00           11      14,455,212.96                   2.96      6.569     721      66.51
1,500,000.01 >=                        3       5,769,479.94                   1.18      6.433     691      58.07
------------------------------------------------------------------------------------------------------------------
Total:                             1,101     488,098,802.35                 100.00      6.323     718      71.88
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                             Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
RANGE OF MONTHS REMAINING           LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
121 - 240                              2       1,334,597.49                  0.27           6.519   680    70.69
241 - 360                          1,099     486,764,204.86                 99.73           6.323   718    71.88
------------------------------------------------------------------------------------------------------------------
Total:                             1,101     488,098,802.35                100.00           6.323   718    71.88
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                              Original Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
RANGE OF MONTHS AT                MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
ORIGINATION                         LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
121 - 240                              2       1,334,597.49                  0.27           6.519   680     70.69
241 - 360                          1,099     486,764,204.86                 99.73           6.323   718     71.88
------------------------------------------------------------------------------------------------------------------
Total:                             1,101     488,098,802.35                100.00           6.323   718     71.88
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                    Mortgage Rate
-------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
RANGE OF CURRENT MORTGAGE         MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
RATES (%)                           LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                             1          440,000.00                 0.09        4.000   756    80.00
4.001 - 4.500                             7        2,118,870.10                 0.43        4.379   736    72.08
4.501 - 5.000                            19        9,012,914.45                 1.85        4.861   740    69.42
5.001 - 5.500                            76       35,598,972.33                 7.29        5.360   743    65.27
5.501 - 6.000                           322      150,865,202.04                30.91        5.796   732    66.86
6.001 - 6.500                           222      109,937,573.48                22.52        6.355   719    73.73
6.501 - 7.000                           264      120,073,401.15                24.60        6.786   700    75.61
7.001 - 7.500                           123       40,686,957.80                 8.34        7.294   700    77.01
7.501 - 8.000                            33       10,634,425.23                 2.18        7.812   694    79.56
8.001 - 8.500                            24        7,043,147.27                 1.44        8.282   688    78.89
8.501 - 9.000                             9        1,623,341.54                 0.33        8.694   644    82.43
9.501 - 10.000                            1           63,996.96                 0.01        9.625   661    94.12
------------------------------------------------------------------------------------------------------------------
Total:                                1,101      488,098,802.35               100.00        6.323   718    71.88
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                          Original Loan-to-Value Ratios(1)
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
RANGE OF ORIGINAL                 MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
LOAN-TO-VALUE RATIOS (%)            LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
<= 30.00                                  9        2,451,902.59                 0.50      6.063     700     25.16
30.01 - 35.00                             8        3,307,956.01                 0.68      5.757     753     32.97
35.01 - 40.00                             9        4,239,972.19                 0.87      5.647     759     37.37
40.01 - 45.00                            13        6,053,008.71                 1.24      5.702     721     43.76
45.01 - 50.00                            23       11,539,422.83                 2.36      5.782     746     47.52
50.01 - 55.00                            33       16,431,473.06                 3.37      5.868     735     52.96
55.01 - 60.00                            49       25,612,821.63                 5.25      5.856     732     58.11
60.01 - 65.00                           126       71,404,525.80                14.63      6.044     719     63.90
65.01 - 70.00                            93       42,276,142.12                 8.66      6.361     707     68.98
70.01 - 75.00                           107       55,622,093.33                11.40      6.392     715     74.15
75.01 - 80.00                           587      239,263,418.94                49.02      6.504     715     79.77
80.01 - 85.00                             8        1,200,658.39                 0.25      6.671     706     84.53
85.01 - 90.00                            26        6,417,356.04                 1.31      6.923     717     89.72
90.01 - 95.00                            10        2,278,050.71                 0.47      7.181     705     94.53
------------------------------------------------------------------------------------------------------------------
Total:                                1,101      488,098,802.35               100.00      6.323     718     71.88
------------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1




-------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                            FICO Score at Origination(1)
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE             % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE            BALANCE AS OF     COUPON           OLTV
RANGE OF FICO SCORES                LOANS      CUT-OFF DATE          THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
576 - 600                              7         1,614,771.28                 0.33      7.297     594   70.06
601 - 625                             25         8,521,540.52                 1.75      6.731     616   70.82
626 - 650                             73        30,568,270.59                 6.26      6.801     641   72.69
651 - 675                            148        60,115,006.58                12.32      6.621     665   73.86
676 - 700                            203        86,642,118.63                17.75      6.405     688   73.42
701 - 725                            172        81,265,409.88                16.65      6.345     712   72.35
726 - 750                            175        78,909,050.15                16.17      6.234     737   73.47
751 - 775                            166        81,035,359.14                16.60      6.018     763   68.94
776 - 800                            102        46,589,930.56                 9.55      6.059     787   68.95
801 - 825                             30        12,837,345.02                 2.63      6.144     808   67.58
------------------------------------------------------------------------------------------------------------------
Total:                             1,101       488,098,802.35               100.00      6.323     718   71.88
------------------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1





------------------------------------------------------------------------------------------------------------------
                                               Geographic Distribution
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON         OLTV
STATE                               LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO   (%)
------------------------------------------------------------------------------------------------------------------
California                             549      280,822,639.73                57.53      6.144     724   70.27
New York                                84       35,000,309.56                 7.17      6.880     693   74.45
Florida                                 75       26,460,671.72                 5.42      6.588     732   73.91
Virginia                                46       24,752,064.64                 5.07      6.417     717   76.98
Arizona                                 41       15,852,944.22                 3.25      6.279     707   71.79
Maryland                                24       10,939,498.41                 2.24      6.583     701   73.24
Nevada                                  26       10,344,988.64                 2.12      6.787     704   77.52
Massachusetts                           18        8,685,935.79                 1.78      6.991     700   71.15
New Jersey                              21        8,670,562.26                 1.78      6.980     695   78.56
Illinois                                19        7,544,684.96                 1.55      5.941     714   74.18
Other                                  198       59,024,502.42                12.09      6.425     712   72.54
------------------------------------------------------------------------------------------------------------------
Total:                               1,101      488,098,802.35               100.00      6.323     718   71.88
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  Occupancy Status
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
OCCUPANCY STATUS                    LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
Primary                               837      402,079,052.81               82.38           6.261   716    72.01
Investment                            218       64,188,613.01               13.15           6.678   723    70.01
Second Home                            46       21,831,136.53                4.47           6.439   722    74.89
------------------------------------------------------------------------------------------------------------------
Total:                              1,101      488,098,802.35              100.00           6.323   718    71.88
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                 Documentation Type
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
INCOME DOCUMENTATION                LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
Limited                                 598      276,468,177.05               56.64       6.340     716   73.89
No Documentation                        179       75,050,202.67               15.38       6.326     724   62.67
Full/Alt                                151       59,362,745.98               12.16       5.908     725   72.83
No Ratio                                 95       41,090,500.25                8.42       6.582     704   72.69
Stated Documentation                     78       36,127,176.40                7.40       6.581     716   73.07
------------------------------------------------------------------------------------------------------------------
Total:                                1,101      488,098,802.35              100.00       6.323     718   71.88
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                    Loan Purpose
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
PURPOSE                             LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
Purchase                               633      269,894,459.91               55.30       6.460      720  76.82
Refinance - Cashout                    332      159,380,551.90               32.65       6.214      712  65.57
Refinance - Rate Term                  136       58,823,790.54               12.05       5.992      722  66.28
------------------------------------------------------------------------------------------------------------------
Total:                               1,101      488,098,802.35              100.00       6.323      718  71.88
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                    Property Type
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE            % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE           BALANCE AS OF     COUPON           OLTV
PROPERTY TYPE                       LOANS      CUT-OFF DATE         THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
Single Family Residence               701      315,032,987.43               64.54       6.288     717   71.07
Planned Unit Development              202       94,340,156.63               19.33       6.314     721   73.68
2-4 Family                            101       43,365,729.96                8.88       6.657     710   73.39
Condominium                            91       34,220,861.39                7.01       6.239     723   72.22
Co-op                                   3          615,977.86                0.13       6.750     700   76.09
Townhouse                               3          523,089.08                0.11       6.526     650   80.00
------------------------------------------------------------------------------------------------------------------
Total:                              1,101      488,098,802.35              100.00       6.323     718   71.88
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                           Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE             % OF PRINCIPAL    GROSS
PREPAYMENT CHARGE TERM AT         MORTGAGE       AS OF THE            BALANCE AS OF     COUPON           OLTV
ORIGINATION (MOS.)                  LOANS      CUT-OFF DATE          THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
0                                     600      273,300,109.56               55.99       6.393     716   73.29
6                                      62       35,992,483.54                7.37       6.465     718   70.63
12                                     52       18,604,996.67                3.81       6.917     698   78.68
24                                     36       14,830,113.24                3.04       6.560     718   78.04
36                                    284      110,376,190.63               22.61       6.140     720   70.23
60                                     67       34,994,908.71                7.17       5.797     732   61.11
------------------------------------------------------------------------------------------------------------------
Total:                              1,101      488,098,802.35              100.00       6.323     718   71.88
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                                 Conforming Balance
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
CONFORMING BALANCE                  LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                615      369,502,691.39               75.70           6.275   721    71.47
Conforming Balance                    486      118,596,110.96               24.30           6.476   706    73.13
------------------------------------------------------------------------------------------------------------------
Total:                              1,101      488,098,802.35              100.00           6.323   718    71.88
------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                 Maximum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE              % OF PRINCIPAL    GROSS
RANGE OF MAXIMUM MORTGAGE         MORTGAGE       AS OF THE             BALANCE AS OF     COUPON           OLTV
RATES (%)                           LOANS      CUT-OFF DATE           THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                            1          249,830.00                0.08       7.375     801    70.00
9.501 - 10.000                           2          729,170.36                0.22       4.397     729    85.95
10.001 - 10.500                         14        6,204,829.66                1.88       5.035     742    67.98
10.501 - 11.000                         44       21,022,091.42                6.37       5.427     736    71.14
11.001 - 11.500                         73       35,884,040.89               10.87       5.766     736    69.50
11.501 - 12.000                        141       66,945,831.98               20.28       6.031     720    74.03
12.001 - 12.500                        154       81,123,470.17               24.58       6.410     716    74.09
12.501 - 13.000                        119       69,888,369.49               21.18       6.789     703    75.86
13.001 - 13.500                         47       19,776,517.71                5.99       7.399     695    76.67
13.501 - 14.000                         12        4,249,527.92                1.29       7.865     702    76.82
14.001 - 14.500                         16        3,771,862.94                1.14       8.315     701    77.06
14.501 - 15.000                          6          523,800.00                0.16       8.742     647    79.85
17.001 - 17.500                          2          326,399.97                0.10       5.810     724    80.00
17.501 - 18.000                          9        1,702,500.00                0.52       5.977     742    74.94
18.001 - 18.500                         13        4,015,129.98                1.22       6.386     703    78.99
18.501 - 19.000                         26        8,954,078.78                2.71       6.847     710    77.27
19.001 - 19.500                          9        4,482,474.99                1.36       7.283     721    77.57
19.501 - 20.000                          1          192,000.00                0.06       7.625     656    80.00
------------------------------------------------------------------------------------------------------------------
Total:                                 689      330,041,926.26              100.00       6.376     716    74.12
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                 Minimum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE              % OF PRINCIPAL    GROSS
RANGE OF MINIMUM MORTGAGE         MORTGAGE       AS OF THE             BALANCE AS OF     COUPON           OLTV
RATES (%)                           LOANS      CUT-OFF DATE           THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                           78       36,551,671.70                11.07      5.431     745   66.33
2.001 - 2.500                          476      237,964,747.74                72.10      6.407     714   74.64
2.501 - 3.000                           72       29,953,237.48                 9.08      6.671     714   77.09
3.001 - 3.500                           29       13,770,292.70                 4.17      6.753     709   76.61
3.501 - 4.000                            6        3,093,900.00                 0.94      7.697     723   79.70
4.001 - 4.500                            2        1,023,000.00                 0.31      7.505     700   77.64
4.501 - 5.000                           12        3,006,815.82                 0.91      7.450     698   75.06
5.001 - 5.500                            2          464,000.00                 0.14      6.457     711   73.63
6.001 - 6.500                            3          841,000.00                 0.25      7.268     714   81.13
6.501 - 7.000                            1          691,389.47                 0.21      6.625     689   80.00
7.001 - 7.500                            4        1,281,222.00                 0.39      7.391     653   74.04
7.501 - 8.000                            3        1,112,649.35                 0.34      7.930     667   75.42
------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                            1          288,000.00                 0.09      8.250     597   80.00
------------------------------------------------------------------------------------------------------------------
Total:                                 689      330,041,926.26               100.00      6.376     716   74.12
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                     Gross Margins of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
RANGE OF GROSS MARGINS (%)          LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                           79       37,863,237.90                11.47         5.473   743    66.28
2.001 - 2.500                          434      229,413,739.26                69.51         6.379   715    74.51
2.501 - 3.000                           74       31,184,626.95                 9.45         6.698   711    77.08
3.001 - 3.500                           26       12,478,233.99                 3.78         6.716   711    76.32
3.501 - 4.000                            6        3,093,900.00                 0.94         7.697   723    79.70
4.001 - 4.500                            1          544,000.00                 0.16         8.500   732    80.00
4.501 - 5.000                           68       15,160,188.16                 4.59         7.298   685    78.31
5.001 - 5.500                            1          304,000.00                 0.09         6.500   743    80.00
------------------------------------------------------------------------------------------------------------------
Total:                                 689      330,041,926.26               100.00         6.376   716    74.12
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                             Months to Next Adjustment Date of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
                                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
MONTHS TO NEXT ADJUSTMENT           LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
0 - 5                                    153      64,580,986.24                19.57      6.074     728    71.25
6 - 11                                    20       7,416,550.32                 2.25      5.030     729    69.50
12 - 17                                    5       1,109,388.24                 0.34      7.093     714    77.02
18 - 23                                   18       5,481,260.23                 1.66      7.478     671    74.56
24 - 29                                    6       2,738,522.42                 0.83      5.907     699    76.65
30 - 35                                  146      56,745,670.08                17.19      6.496     717    76.27
36 - 41                                    1         608,000.00                 0.18      7.500     737    80.00
48 - 53                                    3       1,896,550.00                 0.57      5.987     728    79.96
54 - 59                                  334     187,616,348.73                56.85      6.461     713    74.57
60 - 65                                    3       1,848,650.00                 0.56      7.051     691    65.50
------------------------------------------------------------------------------------------------------------------
Total:                                   689     330,041,926.26               100.00      6.376     716    74.12
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                  Initial Periodic Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
INITIAL PERIODIC                  MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
CAP (%)                             LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
Uncapped                                  56       18,222,983.72                5.52       6.761     712   77.37
0.501 - 1.000                            100       46,938,827.58               14.22       5.703     736   68.15
1.001 - 2.000                             42       14,670,820.90                4.45       6.072     718   72.62
2.001 - 3.000                             19        6,123,440.80                1.86       7.385     697   78.18
4.001 - 5.000                             86       43,315,175.95               13.12       6.416     714   76.37
5.001 - 6.000                            383      199,714,677.31               60.51       6.483     713   74.73
6.001 - 7.000                              1          520,000.00                0.16       5.875     732   65.00
> 7.000                                    2          536,000.00                0.16       6.289     734   80.00
------------------------------------------------------------------------------------------------------------------
Total:                                   689      330,041,926.26              100.00       6.376     716   74.12
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                      Periodic Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                                  NUMBER OF       BALANCE                % OF PRINCIPAL    GROSS
PERIODIC                          MORTGAGE       AS OF THE               BALANCE AS OF     COUPON           OLTV
CAP (%)                             LOANS      CUT-OFF DATE             THE CUT-OFF DATE    (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
Uncapped                                61          20,869,373.19                6.32      6.766     711    77.35
0.501 - 1.000                          196          89,353,666.57               27.07      6.163     724    72.71
1.001 - 2.000                          432         219,818,886.50               66.60      6.425     714    74.38
------------------------------------------------------------------------------------------------------------------
Total:                                 689         330,041,926.26              100.00      6.376     716    74.12
------------------------------------------------------------------------------------------------------------------




         Note: All characteristics are preliminary and are subject to the final collateral pool

-------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

-------------------------------------------------------------------------------


This material may have been prepared by or in conjunction with Morgan Stanley
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(C) 2005 Morgan Stanley
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------





                             Preliminary Termsheet

                                [$451,735,000]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-1AR
                               (Issuing Entity)

                    Mortgage Pass-Through Certificates, Series 2006-1AR
                                    Group 1

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties
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should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which Fthis communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer
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having been sent via Bloomberg or another email system.


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



                          $451,735,000 (Approximate)
                  Morgan Stanley Mortgage Loan Trust 2006-1AR
                               (Issuing Entity)

                    Mortgage Pass-Through Certificates, Series 2006-1AR
                                    Group 1

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                    Wells Fargo Bank, National Association
                               (Master Servicer)


                            Transaction Highlights
                            ----------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                      Avg Life    Payment Window      Initial
Offered                                               Expected        to Call/       Call/            Subordination
Classes        Description            Balance(3)      Ratings         Mty(1)(2)     MTY(1)(2)         Level(5)        Benchmark
=================================================================================================================================

1-A(6)         Senior/Floater(4)      $451,735,000    AAA/Aaa       3.26 / 3.58    1 - 105/ 1 - 359       7.45%       1 Mo. LIBOR

---------------------------------------------------------------------------------------------------------------------------------
  1-X              WAC IO                             AAA/Aaa                           Not Offered Hereby
---------------------------------------------------------------------------------------------------------------------------------
 1-M-1          Subordinate
---------------------------------------------------------------------------------------------------------------------------------
 1-M-2          Subordinate
---------------------------------------------------------------------------------------------------------------------------------
 1-M-3          Subordinate
---------------------------------------------------------------------------------------------------------------------------------
 1-M-4          Subordinate
---------------------------------------------------------------------------------------------------------------------------------
 1-M-5          Subordinate
---------------------------------------------------------------------------------------------------------------------------------
 1-M-6          Subordinate                                Not Offered Hereby
---------------------------------------------------------------------------------------------------------------------------------
 1-B-1          Subordinate
---------------------------------------------------------------------------------------------------------------------------------
 1-B-2          Subordinate
---------------------------------------------------------------------------------------------------------------------------------
 1-B-3          Subordinate
---------------------------------------------------------------------------------------------------------------------------------
 1-B-4          Subordinate
---------------------------------------------------------------------------------------------------------------------------------
 1-B-5          Subordinate
---------------------------------------------------------------------------------------------------------------------------------
 1-B-6          Subordinate
---------------------------------------------------------------------------------------------------------------------------------



Notes:    (1)   Certificates are priced to a 10% Optional Termination.
-----
          (2)   Based on 100% of the prepayment assumption as described herein.
          (3)   Bond sizes subject to a variance of plus or minus 5%.
          (4)   The Class 1-A Certificates will have a per annum interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps,
                (ii) the Net WAC Cap (as described herein) and (iii) 11.50%.
          (5)   Subordination Levels are preliminary and subject to final
                Rating Agency approval.
          (6)   This class is presented solely for purposes of discussion and is likely to be divided into multiple classes with varying coupons, average lives to maturity and payment windows.



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------




Issuing Entity:         Morgan Stanley Mortgage Loan Trust 2006-1AR

Depositor:              Morgan Stanley Capital I Inc.  The offered certificates
                        will be issued under the depositor's registration statement (File No. 333-104283 with the Securities and Exchange Commission).

Sponsor                 Morgan Stanley Mortgage Capital Inc.

Originators:            The Sponsor, is expected to be the originator for
                        approximately 66.09% of the Mortgage Loans in Loan
                        Group 1 (the "Group 1 Mortgage Loans") by principal balance. MortgageIT is expected to be the originator for approximately 11.50% of the Group 1 Mortgage Loans by principal balance. No other originator is expected to have originated more than 10% of the Group 1
                        Mortgage Loans by principal balance.

Servicers:              GMAC Mortgage Corporation is expected to be the
                        initial servicer of 84.06% of the Group 1 Mortgage
                        Loans by principal balance. See Exhibit 2. No other servicer is expected to be the direct servicer for more than 10% of the Group 1 Mortgage Loans by principal balance.


Servicing Fee:          The Servicing Fee Rate is expected to be between
                        0.250% and 0.375%. The weighted average Servicing Fee
                        Rate as of the Cut-off Date is expected to be 0.325%.
                        For its compensation the master servicer will receive reinvestment income on amounts on deposit for the period from between the servicer remittance date and the Distribution Date. From its compensation, the master servicer will pay the fees of the Securities
                        Administrator, the Trustee and any Custodians ongoing
                        (safekeeping and loan file release only) fees.

Servicer Remittance     Generally, the 18th of the month in which the
Date:                   Distribution Date occurs.

Master Servicer/
Securities              Wells Fargo Bank, National Association.  See Exhibit 3.
Administrator/Auction
Administrator:

Trustee:                LaSalle Bank National Association. See exhibit 4.

Managers:               Morgan Stanley (sole lead manager)

Rating Agencies:        The Offered Certificates are expected to be rated by
                        two out of the three major rating agencies; Standard &
                        Poor's, Moody's Investors Service, Inc. or Fitch.

Offered Certificates:   The Class 1-A Certificates.

Group 1 Senior          The Class 1-A and Class 1-X Certificates or any classes
Certificates:           of certificates resulting from the division of the
                        Offered Certificates and having a distribution priority over the Group 1 Subordinate Certificates.

LIBOR Certificates:     The Class 1-A Certificates.

Notional
Certificates:           The Class 1-X Certificates.

Class 1-M               The Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4,
Certificates:           Class 1-M-5, and Class 1-M-6 Certificates.

Class 1-B               The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4,
Certificates            Class 1-B-5, and Class 1-B-6 Certificates.


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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

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Group 1 Subordinate     The Class 1-M and Class 1-B Certificates.
Certificates:

Group 1 Certificates:   The Group 1 Senior and Group 1 Subordinate
                        Certificates.

Other Certificates      It is anticipated that other classes of certificates
                        will be issued by the Issuing Entity, including other groups of Senior Certificates (each a "Senior
                        Certificate Group"), and other classes of subordinate certificates. There will be no cross collateralization between the Group 1 Certificates and any other classes of certificates.

Expected Closing        January 31, 2006 through DTC and, upon request only,
Date:                   through Euroclear or Clearstream.

Cut-off Date:           January 1, 2006.

Forms and               The Offered Certificates will be issued in book-entry
Denomination:           form and in minimum dollar denominations of $25,000,
                        with an addition increment of $1,000.

CPR: "CPR" represents an assumed constant rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment              o     Fixed Rate Mortgage Loans: CPR starting at
Assumption:             approximately 8% CPR in month 1 and increasing to 20%
                        CPR in month 12 (12%/11 increase for each month), and remaining at 20% CPR thereafter

                        o     ARM Mortgage Loans:  25% CPR

Record Date:            For the Offered Certificates and any Distribution
                        Date, the business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that Distribution Date.

Accrued Interest:       The Class 1-A Certificates will settle with accrued
                        interest from January 25, 2006 through January 31,
                        2006.

Accrual Period:         The interest accrual period (the "Accrual Period")
                        with respect to the Class 1-A Certificates for a given
                        Distribution Date will be the period beginning on the 25th day of the month and ending on the 24th day of the month (on a 30/360 basis) in which the Distribution Date occurs.

Distribution Dates:     The 25th of each month, or if such day is not a
                        business day, on the next business day, beginning
                        February 27, 2006.

Last Scheduled          The Distribution Date occurring in [February 2036].
Distribution Date:

Clean-Up Call:          The terms of the transaction allow for a purchase of
                        the Group 1 Mortgage Loans resulting in the retirement of the Certificates once the aggregate principal balance of the Group 1 Mortgage Loans is equal to 10%
                        or less of aggregate principal balance of the Group 1
                        Mortgage Loans as of the Cut-off Date (the "Clean-Up
                        Call Date"). The Master Servicer may assign its right to the Clean-Up Call to another party.




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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

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Optional Termination    ommencing with the first Clean-up Call Date, the
of the Trust Fund by    Auction Administrator shall solicit bids for the
Purchaser or Auction:   purchase of the Group 1 Mortgage Loans from at least
                        three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Group 1 Mortgage Loans.
                        If the Auction Administrator receives at least three bids for the Group 1 Mortgage Loans, any related REO
                        Property and any other property related to the Group 1
                        Mortgage Loans remaining in the trust fund
                        (collective, the "Group 1 Assets"), and one of those bids is at least equal to the Minimum Auction Price, the Auction Administrator shall sell the Group 1
                        Assets to the highest bidder (the "Auction Purchaser") at the price offered by the Auction Purchaser (the
                        "Mortgage Loan Auction Price"). If the Auction
                        Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction Price, the Auction Administrator shall, on each six-month anniversary of the initial
                        Clean-up Call Date, repeat these auction procedures until the Auction Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Group 1
                        Assets to the Auction Purchaser at that Mortgage Loan
                        Auction Price; provided, however, that the Auction
                        Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the initial Clean-up Call
                        Date unless the Auction Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price.

                        Commencing with the first Distribution Date following the first Clean-up Call Date, if an auction is held but the Auction Administrator does not receive the Minimum Auction Price, then the Master Servicer will have the option, subject to the provisions of the pooling and servicing agreement, to purchase the Mortgaeg Loans for a price equal to the sum of (a) 100% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans, plus accrued interest thereon,
                        (b) the fair market value of any related REO Property and (c) any unreimbursed servicing advances related to the Group 1 Mortgage Loans.

Minimum Auction         For any Distribution Date on which an auction is being
Price:                  held, the sum of (a) 100% of the current aggregate
                        principal balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the trust fund and all other property related to the Group 1 Mortgage Loans in the trust fund being purchased, (c) any unreimbursed servicing advances related to the Group 1
                        Mortgage Loans and (d) any expenses incurred by the Auction Administrator relating to the Auction process.

Group 1 Mortgage        As of the Cut-off Date, the Group 1 Mortgage Loans
Loans:                  consist of 1,101 fixed rate and adjustable rate
                        residential, first-lien mortgage loans. The aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date will be approximately $488,098,802.

                        It is expected that as of the closing date, additional groups of Mortgage Loans (each a "Loan Group") will be part of the trust. Certificates relating to those groups are non-offered hereby.

Substitution            The amount by which the balance of any Mortgage Loan
Adjustment Amount:      that is repurchased from the trust exceeds the balance
                        of any Mortgage Loan which is then substituted. The entity substituting for a Mortgage Loan is required to deposit into the trust the Substitution Adjustment
                        Amount.

Liquidated Mortgage     A "Liquidated Mortgage Loan" is a defaulted Mortgage
Loan:                   Loan as to which the related Servicer has determined
                        that all recoverable liquidation and insurance proceeds have been received.

Realized Loss:          A "Realized Loss" for a Liquidated Mortgage Loan
                        is the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

REO Property            Real Estate owned by the issuing entity.



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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

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Delinquency:            As calculated using the MBA methodology, as of the
                        cut-off date, none of the mortgage loans were more than 30 days' delinquent. No more than 3% of the mortgage loans by aggregate stated principal balance as of the cut-off date have been delinquent 30 days or more at least once since they were originated. The servicer of each of these mortgage loans has changed at least one time since they were originated. A servicing transfer in some cases may have contributed to the delinquency of the mortgage loan. None of the mortgage loans have been 60 or more days delinquent since they were originated.

Class Principal         The "Class Principal Balance" of any Class of
Balance:                Certificate as of any Distibution Date is the initial
                        Class Principal Balance of the Class listed on page 2 of this preliminary termsheet reduced by the sum of
                        (i) all amounts previously distributed to holders of Certificates on the Class as payments of principal, and (ii) the amount of Realized Losses (including
                        Excess Losses) on the Group 1 Mortgage Loans allocated to the Class.

Due Date:               "Due Date" means, with respect to a Mortgage Loan,
                        the day of the calendar month on which scheduled payments are due on that Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:      "Prepayment Period" means for any Mortgage Loan and
                        any Distribution Date, the calendar month preceding that Distribution Date.


Principal Amount:       The "Principal Amount" for any Distribution Date and
                        Loan Group 1 will equal the sum of:

                        1. all monthly payments of principal due on each Mortgage Loan (other than a liquidated mortgage loan) in that Loan Group on the related Due Date,

                        2. the principal portion of the purchase price of each Mortgage Loan in that Loan Group that was repurchased by the Seller pursuant to the Pooling and Servicing Agreement or the related Originator pursuant to the related underlying mortgage loan purchase agreement as of the Distribution Date,

                        3. the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that Loan Group received with respect to the Distribution Date,

                        4. any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

                        5. with respect to each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

                        6. all partial and full principal prepayments by borrowers on the Mortgage Loans in that Loan Group received during the related Prepayment Period, and

                        7. any subsequent recoveries (as further described in the Free Writing Prospectus under "Servicing of the Mortgage Loan - Subsequent Recoveries") on the Mortgage Loans in that Loan Group received during the calendar month preceding the month of the Distribution Date.



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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

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Senior Principal        The "Senior Principal Distribution Amount" for any
Distribution Amount:    Distribution Date and Loan Group 1 will equal the sum
                        of

                        o the related Senior Percentage of all amounts described in clauses 1. through 4. of the definition of Principal Amount for that Loan Group and that Distribution Date,

                        o for each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

                            o the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

                            o either (i) the related Senior Prepayment
                            Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or (ii) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the related Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

                        o the sum of the related Senior Prepayment Percentage of amounts described in clauses 6. and 7. of the definition of Principal Amount for that Loan Group and that Distribution Date;

                        o any transfer payments received for that Loan Group and Distribution Date;

                        provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan in that Loan Group that is not a Liquidated Mortgage Loan, that Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss.


Senior Percentage:      The "Senior Percentage" for the Senior Certificates
                        related to a Loan Group (each such group a "Senior
                        Certificate Group") and any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of each Class of Senior Certificates (other than the Notional
                        Amount Certificates) in that Senior Certificate Group immediately before that Distribution Date, and the denominator of which is the aggregate of the Stated
                        Principal Balances of the Mortgage Loans in the related Loan Group as of the Due Date occurring in the month prior to the month of that Distribution Date
                        (after giving effect to prepayments in the Prepayment
                        Period related to such prior Due Date).

                        The "Subordinated Percentage" for the Subordinated Certificates for each Loan Group and Distribution Date is calculated as the difference between 100% and the related Senior Percentage on such Distribution Date.



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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

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Senior Prepayment       The "Senior Prepayment Percentage" for a Senior
Percentage:             Certificate Group for any Distribution Date occurring
                        during the seven years beginning on the first
                        Distribution Date will equal 100%. Thereafter, the
                        Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the Senior
                        Certificates (other than the Notional Amount
                        Certificates) which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the Mortgage Loans evidenced by the Subordinated Certificates. Increasing the respective interest of the Subordinated
                        Certificates relative to the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinated
                        Certificates.

                        The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the related Senior Percentage of a related Senior Certificate Group exceeds the Senior Percentage of such Senior Certificate Group as of the Closing Date, in which case the Senior Prepayment Percentage for the Distribution Date will once again equal 100%).

                        Notwithstanding the preceding paragraph, if (x) on or before the Distribution Date in January 2009, the related Subordinated Percentage is at least 200% of the related Subordinated Percentage as of the Closing Date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Mortgage Loans do not exceed 20% of the related original subordinate principal balance, the Senior Prepayment Percentage for Loan Group 1 will equal the Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the Senior Percentage and (y) after the Distribution Date in January 2009, the Subordinated Percentage is at least 200% of the Subordinated Percentage as of the Closing Date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Group 1 Mortgage Loans do not exceed 30% of the original subordinate principal balance (the "Two Times Test"), the Senior Prepayment Percentage will equal the Senior Percentage.

Credit Enhancement:     Credit enhancement will be provided by:
                           o The subordination of one or more classes of the securities of the series
                           o The preferential allocation of some or all of the prepayments on the Group 1 Mortgage Loans to the Group 1 Senior Certificates in order to increase the level of subordination in the trust.

Corridor Contract       Morgan Stanley Capital Services Inc.
Counterparty:



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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

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Description of the      The Corridor Contract Counterparty, is a wholly-owned,
Corridor Contract       unregulated, special purpose subsidiary of Morgan
Counterparty:           Stanley ("Morgan Stanley"). The Corridor Contract
                        Counterparty conducts business in the over-the counter derivatives market, engaging in a variety of derivatives products, including interest rate swaps, currency swaps, credit default swaps and interest rate options with institutional clients. The obligations of the Corridor Contract Counterparty are 100% guaranteed by Morgan Stanley.

                        As of the date hereof, Morgan Stanley is rated "AA-" by Fitch Ratings, "A+" by Standard & Poor's Rating Services and "Aa3" by Moody's Investor's Service, Inc.

                        The Sponsor believes that the significance percentage of the [corridor contract] will be less than 10% as of the Closing Date. The Sponsor calculated the significance percentage by reference to the "Significance Estimate" of the [corridor contract], which is determined based on a reasonable good faith estimate of maximum probable exposure represented by the [corridor contract] made in substantially the same manner as that used in the Sponsor's internal risk management process in respect of similar instruments. The "Significance Percentage" is the percentage that the amount of the significance estimate represents of the class principal balance of the classes of offered certificates that have the benefit of the [corridor contract].

Class 1-A Interest      Beginning on the first Distribution Date, and for a
Rate Cap:               period of 104 months thereafter, an Interest Rate Cap
                        will be entered into by the Trust for the benefit of the Class 1-A Certificates.

                        For its duration, the Class 1-A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis), (ii) the Class 1-A Interest Rate Cap Notional Balance as set forth on "Interest Rate Cap Schedule" herein and (iii) 100 ("the Class 1-A Interest Rate Cap Payment").

                        Proceeds from the Class 1-A Interest Rate Cap will be deposted into the Reserve Fund as needed and then distributed on each Distribution Date to the Class 1-A Certificates.

Class 1-A Interest      The Class 1-A Interest Rate Cap Payment shall be
Rate Cap Payment        available to pay any Class 1-A Net WAC Shortfall due
Allocation:             to the Class 1-A Certificates

Net Mortgage Rate:      The "Net Mortgage Rate" with respect to any Mortgage
                        Loan is the related Mortgage Rate minus the related
                        Servicing Fee Rate and lender paid mortgage insurance, if any.

Net WAC Cap:            For each Distribution Date and the Class 1-A
                        Certificates, the weighted average of the Net Mortgage
                        Rates for the Group 1 Mortgage Loans ("Net WAC Cap"), as of the related Due Date.

Class 1-A Net WAC       If on any Distribution Date, the Certificate Interest
Shortfall:              Rate of the Class 1-A Certificates is subject to the
                        Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such Certificates based on the Net WAC Cap , plus (ii) the unpaid portion of any such excess from previous
                        Distribution Dates (and any interest thereon at the then applicable Certificate Formula Rate) (a "Class
                        1-A Net WAC Shortfall").

Certificate Interest    The Class 1-A Certificates will have a Certificate
Rate:                   Interest Rate equal to the lesser of (i) the related
                        Certificate Formula Rate and (ii) the Net WAC Cap.

Certificate Formula     The Class 1-A Certificates will have a Certificate
Rate:                   Formula Rateequal to the lesser of (i) one-month LIBOR
                        plus the related margin and (ii) 11.50%.



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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

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LIBOR:                  LIBOR will be established as follows:
                           1. If on any LIBOR determination date two or more reference banks provide offered quotations, LIBOR for the next interest accrual period shall be the arithmetic mean of the offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).
                           2. If on any LIBOR determination date only one or none of the reference banks provides offered quotations, LIBOR for the next interest accrual period shall be whichever is the higher of
                                    a.  LIBOR as determined on the LIBOR
                                        determination date or
                                    b.  The reserve interest rate.
                        See "Description of the Certificates - Indices Applicable to Floating Rate and Inverse Floating Rate Classes" as listed in the prospectus.


Reserve Fund:           As of the Closing Date, the "Reserve Fund" will be
                        established on behalf of the Class 1-A Certificates.
                        The Reserve Fund will be funded by an initial deposit of funds on the Closing Date, and thereafter, by amounts otherwise distributable to the Class 1-X
                        Certificates and any amounts paid under the Class 1-A
                        Interest Rate Cap to the extent of any of Net WAC
                        Shortfall amounts for a related Distribution Date remaining after allocation of any payments made with respect to the interest rate cap. The Reserve Fund will not be an asset of the REMIC. On any Distribution
                        Date, the Class 1-A Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date remaining after allocation of payments made under the interest rate cap, to the extent available. Any amounts remaining in the Reserve
                        Fund after such distribution will be distributed to the Class 1-X Certificates.


Loss and Delinquency    Notwithstanding the foregoing, no decrease in the
Tests:                  related Senior Prepayment Percentage will occur unless
                        both of the step down conditions listed below are satisfied:
                           o the outstanding principal balance of all Group 1 Mortgage Loans delinquent 60 days or more (including Group 1 Mortgage Loans in foreclosure, real estate owned by the trust fund and Group 1 Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, does not equal or exceed 50%, and
                           o cumulative Realized Losses on the Group 1 Mortgage Loans do not exceed
                                (a) commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of the aggregate Class Principal Balance of the Subordinated Certificates as of the Closing Date (with respct to the Subordinated Certificates, the
                                        "original subordinate principal
                                        balance").
                                (b) commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the original subordinate principal balance
                                (c) commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the original subordinate principal balance
                                (d) commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and
                                (e) commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the original subordinate principal balance.



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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

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Allocation of           Any realized losses (other than Excess Losses) on the
Realized Losses:        Group 1 Mortgage Loans will be allocated as follows:
                        first, to the Group 1 Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance thereof has been reduced to zero; thereafter, to the Class 1-A Certificates in reduction of their principal balance, until the class principal balance thereof has been reduced to zero.

                        On each Distribution Date, Excess Losses on the Group 1 Mortgage Loans will be allocated among the classes of Group 1 Senior Certificates and the Group 1 Subordinated Certificates pro rata, based on their Class Certificate Balances.

Excess Loss             Excess Losses are special hazard, fraud or bankruptcy
                        losses that exceed levels specified by the Rating
                        Agencies based on their analysis of the Mortgage
                        Loans.

Senior Credit           The "Senior Credit Support Depletion Date" for the
Support Depletion       Group 1 Senior Certificates is the date on which the
Date:                   aggregate Class Principal Balance of the Group 1
                        Subordinated Certificates has been reduced to zero.

Certificate Priority    With respect to any Distribution Date, available funds
of Distributions:       from the Group 1 Mortgage Loans will be distributed in
                        the following order of priority:

                             1) Group 1 Senior Certificates, accrued and
                                unpaid interest at the related Certificate
                                Interest Rate, from the Mortgage Loans;
                                provided, however, the amount of interest otherwise distributable to the Class 1-X Certificates shall first be deposited in the Reserve Fund.
                           2) Class 1-A Certificates, Senior Principal Distribution Amount as allocable to such class.
                           3) Class 1-A Certificates, the related Net WAC Shortfall amount from the Reserve Fund, remaining unpaid after application of the amounts received under the Class 1-A Interest Rate Cap.
                           4) Class 1-X Certificates, the excess amounts related to the Class 1-X Certificates, from the Reserve Fund.
                           5) Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1,
                                Class 1-B-2, Class 1-B-3, Class 1-B-4, Class
                                1-B-5 and Class 1-B-6 Certificates, in
                                sequential order, first accrued and unpaid interest at the related Certificate Interest Rate and then the respective shares of principal allocable to such classes.

Trust Tax Status:       One or more REMICs.

ERISA Eligibility:      Subject to the considerations in the Prospectus and
                        the Free Writing Prospectus, the Offered Certificates are ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee
                        Retirement Income Security Act of 1974, as amended, or
                        Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan.

SMMEA Eligibility:      It is anticipated that the Offered Certificates will
                        be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration            This term sheet does not contain all information that
Statement and           is required to be included in a registration statement,
Prospectus:             or in a base prospectus and prospectus supplement.



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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

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                                   Page 11

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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



                        The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                        The registration statement referred to above
                        (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink: http://www.sec.gov/Archives/edgar/data/
                        762153/000091412105001150/0000914121-05-001150.txt

Risk Factors:           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED
                        IN THE REGISTRATION STATEMENT AND IN THE FREE WRITING
                        PROSPECTUS SUPPLEMENT AND THE PROSPECTUS SUPPLEMENT
                        FOR MORGAN STANLEY MORTGAGE LOAN TRUST 2006-1AR
                        TRANSACTION REFERRED FOR A DESCRIPTION OF INFORMATION
                        THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN
                        INVESTMENT IN THE OFFERED CERTIFICATES.

Static Pool             Information concerning the sponsor's prior residential
Information:            mortgage loan securitizations involving fixed- and
                        adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.morganstanley.com/ institutional/abs_spi/Prime_AltA.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates.
                        Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.



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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

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                                   Page 12

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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



                 Weighted Average Life ("WAL") Sensitivity(1)
                             To Clean-up Call Date


-----------------------------------------------------------------------------------------
Prepay  Prepayment         60        75       85       100      125      150      200
 Speed  Assumption (% )
-----------------------------------------------------------------------------------------
  1-A   WAL (yrs)         5.52      4.43     3.89     3.26      2.52     2.02     1.41
        Principal        1 - 172  1 - 141  1 - 125   1 - 105   1 - 82   1 - 66   1 - 46
        Window
-----------------------------------------------------------------------------------------




                 Weighted Average Life ("WAL") Sensitivity(1)
               To Maturity (of the last maturing Mortgage Loan)



-----------------------------------------------------------------------------------------
Prepay  Prepayment         60        75       85       100      125      150      200
 Speed  Assumption (% )
-----------------------------------------------------------------------------------------
  1-A   WAL (yrs)         5.94      4.82     4.25     3.58      2.78     2.23     1.54
        Principal        1 - 359  1 - 359  1 - 359   1 - 359  1 - 359  1 - 359  1 - 359
        Window
-----------------------------------------------------------------------------------------




1. Run using Structuring Assumptions as further described herein.


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Please refer to important information and qualifications at the end of this material.

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                                   Page 13

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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



                Schedule of Effective Net WAC Cap Rates (1)(2)



                        Period                  Class 1-A Effective
                                                      Cap (%)

                          0                             -

                          1                           4.72

                 2 and thereafter                    11.50



1 Beginning in period 2, calculated as (a) Net WAC Cap plus (b) the proceeds from the Interest Rate Cap divided by the beginning period balances of the Class 1-A Certificates times 12 plus (c) any Reserve Fund Deposits from the Class 1-X Certificate divided by the beginning period balances of the Class 1-A Certificates times 12, subject to a maximum of 11.50%.

2 Run to maturity (of last maturing loan) assuming 100% of the Prepayment Assumption, no losses and all indices are 20%, beginning in period 2.



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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



                          Interest Rate Cap Schedules



                          Class 1-A Interest Rate Cap
----------------------------------------------------------------------------------------------------------
             Class 1-A                                             Class 1-A
             Interest                                               Interest
 Period      Rate Cap           Strike %   Ceiling %    Period      Rate Cap         Strike       Ceiling
             Notional                                               Notional         %            %
            Balance ($)                                            Balance ($)

    2       4,422,705.78         5.796       11.220       55      1,255,400.76       6.432         11.220
    3       4,328,498.03         5.791       11.220       56      1,227,930.43       6.419         11.220
    4       4,234,714.52         5.855       11.220       57      1,201,066.14       6.421         11.220
    5       4,141,355.77         5.912       11.220       58      1,174,796.62       7.255         11.220
    6       4,048,429.95         5.930       11.220       59      1,149,111.12       9.044         11.220
    7       3,955,933.13         5.916       11.220       60      1,123,982.36       9.417         11.220
    8       3,863,874.30         5.899       11.220       61      1,099,409.62       9.410         11.220
    9       3,772,284.61         5.882       11.220       62      1,075,378.24       9.403         11.220
   10       3,681,197.88         5.938       11.220       63      1,051,876.21       9.395         11.220
   11       3,591,943.91         5.941       11.220       64      1,028,891.74       9.388         11.220
   12       3,504,676.07         5.942       11.220       65      1,006,413.34       9.380         11.220
   13       3,419,340.61         5.924       11.220       66        984,429.77       9.375         11.220
   14       3,335,909.10         5.905       11.220       67        962,930.03       9.367         11.220
   15       3,254,338.74         5.887       11.220       68        941,903.38       9.360         11.220
   16       3,174,587.75         5.950       11.220       69        921,339.31       9.352         11.220
   17       3,096,615.42         5.948       11.220       70        901,227.56       9.345         11.220
   18       3,020,387.01         5.942       11.220       71        881,558.08       9.338         11.220
   19       2,945,856.10         5.923       11.220       72        862,321.07       9.330         11.220
   20       2,872,986.27         5.906       11.220       73        843,506.93       9.323         11.220
   21       2,801,740.23         5.895       11.220       74        825,106.28       9.315         11.220
   22       2,732,080.60         5.966       11.220       75        807,109.95       9.308         11.220
   23       2,663,972.77         5.975       11.220       76        789,508.98       9.300         11.220
   24       2,597,387.44         5.990       11.220       77        772,294.61       9.293         11.220
   25       2,532,288.68         5.976       11.220       78        755,458.26       9.285         11.220
   26       2,468,639.12         5.963       11.220       79        738,991.56       9.278         11.220
   27       2,406,406.26         5.951       11.220       80        722,886.33       9.270         11.220
   28       2,345,558.83         5.963       11.220       81        707,134.56       9.263         11.220
   29       2,286,065.33         5.953       11.220       82        691,728.42       9.255         11.220
   30       2,227,898.37         5.956       11.220       83        676,660.26       9.248         11.220
   31       2,171,025.50         5.949       11.220       84        661,922.60       9.240         11.220
   32       2,115,417.82         5.933       11.220       85        647,508.12       9.233         11.220
   33       2,061,046.59         5.988       11.220       86        633,409.69       9.225         11.220
   34       2,011,799.48         6.261       11.220       87        619,620.30       9.218         11.220
   35       1,963,708.00         6.500       11.220       88        606,133.13       9.210         11.220
   36       1,916,735.53         6.520       11.220       89        592,941.49       9.203         11.220
   37       1,870,850.67         6.504       11.220       90        580,038.85       9.195         11.220
   38       1,829,772.93         6.490       11.220       91        567,418.83       9.188         11.220
   39       1,789,604.91         6.478       11.220       92        555,075.17       9.180         11.220
   40       1,750,326.44         6.484       11.220       93        543,001.77       9.173         11.220
   41       1,711,917.48         6.476       11.220       94        531,192.68       9.165         11.220
   42       1,674,358.66         6.466       11.220       95        519,642.04       9.158         11.220
   43       1,637,630.93         6.454       11.220       96        508,344.15       9.150         11.220
   44       1,601,716.10         6.442       11.220       97        497,293.44       9.143         11.220
   45       1,566,595.64         6.430       11.220       98        486,484.45       9.135         11.220
   46       1,532,251.82         6.429       11.220       99        475,911.85       9.128         11.220
   47       1,498,667.47         6.463       11.220       100       465,570.43       9.120         11.220
   48       1,465,829.68         6.456       11.220       101       455,455.08       9.113         11.220
   49       1,433,717.49         6.446       11.220       102       445,560.82       9.105         11.220
   50       1,402,314.72         6.437       11.220       103       435,882.79       9.098         11.220
   51       1,371,605.55         6.428       11.220       104       426,416.20       9.090         11.220
   52       1,341,574.51         6.421       11.220       105       417,156.41       9.083         11.220
   53       1,312,206.49         6.413       11.220    106 and
   54       1,283,486.73         6.401       11.220   thereafter      0.00            0.00          0.00





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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



Structuring Assumptions

      o the Group 1 Mortgage Loans prepay at the specified constant percentages of the related Prepayment Assumption,

      o no defaults in the payment by mortgagors of principal of and interest on the Group 1 Mortgage Loans are experienced,

      o scheduled payments on the Group 1 Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

      o the scheduled monthly payment for each Group 1 Mortgage Loan is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Group 1 Mortgage Loan will amortize in amounts sufficient to repay the remaining principal balance of such Group 1 Mortgage Loan by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

      o prepayments are allocated as described in this preliminary termsheet and in the freewriting prospectus without giving effect to loss and delinquency tests,

      o the initial Class Principal Balance of each Class of Offered Certificates is as set forth on page 2 of this preliminary termsheet,

      o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Group 1 Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

      o distributions in respect of the Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

      o the Closing Date of the sale of the Certificates is January 31, 2006,

      o neither the Seller nor any Originator is required to repurchase or substitute for any Group 1 Mortgage Loan,

      o the levels of the one-month LIBOR, Six-Month LIBOR, and One-Year LIBOR,Indices remain constant at 4.437%, 4.700%, and 4.808%, respectively,

      o The Clean-up Call is not exercised and a successful auction does not occur,

      o the Mortgage Rate on each Group 1 Mortgage Loan with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates amd Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

      o scheduled monthly payments on each Group 1 Mortgage Loan will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Group 1 Mortgage Loan to equal the fully amortizing payment described above, in some cases, following an interest only period, and

      o Loan Group 1 consists of [110] Mortgage Loans with the following characteristics:




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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------




                                                                     Original    Remaining
                                Cut-off                   Current     Term to     Term to      Initial    Subsequent
                                  Date        Current       Net       Stated      Stated      Periodic     Periodic      Gross
                Index          Principal      Mortgage    Mortgage   Maturity    Maturity       Rate         Rate       Margin
  Type           Name         Balance ($)     Rate (%)    Rate (%)   (Months)    (Months)      Cap (%)      Cap (%)       (%)
---------- ----------------- --------------- ----------- ----------- ---------- ------------ ------------ ------------ ----------
   ARM      6 Month LIBOR      149,899.35     8.00000     7.62500       360         359        2.00000      2.00000     5.00000
   ARM      6 Month LIBOR      370,075.18     7.12744     6.75244       360         356        3.00000      1.00000     5.00000
   ARM      6 Month LIBOR      79,302.45      6.25000     5.87500       360         351        3.00000      1.00000     5.00000
   ARM      6 Month LIBOR      579,923.50     7.51194     7.13694       360         353        3.00000      1.00000     5.00000
   ARM      6 Month LIBOR      652,000.00     7.37500     7.00000       360         356        3.00000      1.00000     5.00000
   ARM      6 Month LIBOR      954,052.00     7.06658     6.69158       360         358        2.00000      2.00000     5.00000
   ARM      6 Month LIBOR     3,041,750.00    7.79133     7.41633       360         359        2.00000      2.00000     5.00000
   ARM      6 Month LIBOR      277,857.99     6.50000     6.12500       360         357        3.00000      1.00000     2.87500
   ARM      6 Month LIBOR      304,000.00     6.50000     6.12500       360         351        3.00000      1.00000     5.50000
   ARM      6 Month LIBOR      181,788.00     6.25000     5.87500       360         357        3.00000      1.00000     2.87500
   ARM       1 Year LIBOR     5,626,583.76    5.95470     5.57970       360         358        2.00000      2.00000     2.25000
   ARM       1 Year LIBOR      646,251.03     6.25000     5.87500       360         354        6.00000      2.00000     2.25000
   ARM       1 Year LIBOR      419,000.00     5.50000     5.12500       360         354        2.00000      2.00000     2.25000
   ARM       1 Year LIBOR      239,599.99     5.75000     5.37500       360         357        3.00000      2.00000     2.75000
   ARM       1 Year LIBOR     1,145,000.00    6.28439     5.90939       360         356        6.00000      2.00000     2.25000
   ARM       1 Year LIBOR     1,067,200.00    5.48004     5.10504       360         358        2.00000      2.00000     2.25000
   ARM       1 Year LIBOR    10,307,050.80    6.27284     5.89784       360         358        6.00000      2.00000     2.26048
   ARM       1 Year LIBOR      332,000.00     7.12500     6.75000       360         359        6.00000      2.00000     2.25000
   ARM      6 Month LIBOR      160,693.69     6.25000     5.87500       360         358        3.00000      1.00000     5.00000
   ARM      6 Month LIBOR     6,587,969.13    6.55680     6.18180       360         357        6.00000      1.92067     2.77242
   ARM      6 Month LIBOR      597,114.82     5.75000     5.37500       360         357        6.00000      1.00000     2.75000
   ARM      6 Month LIBOR      119,821.32     7.50000     7.12500       360         358        6.00000      2.00000     5.00000
   ARM      6 Month LIBOR      727,056.75     6.54778     6.17278       360         359        6.00000      2.00000     3.30722
   ARM      6 Month LIBOR     4,999,281.80    6.44765     6.07265       360         356        6.00000      2.00000     2.25000
   ARM      6 Month LIBOR     3,799,504.57    7.65349     7.27849       360         358        6.00000      2.00000     4.65517
   ARM      6 Month LIBOR      132,000.00     7.12500     6.75000       360         358        6.00000      2.00000     5.00000
   ARM      6 Month LIBOR     2,399,935.86    6.29762     5.92262       360         358        6.00000      2.00000     5.00000
   ARM      6 Month LIBOR      196,000.00     7.37500     7.00000       360         359        2.00000      2.00000     5.00000
   ARM      6 Month LIBOR      195,200.00     6.87500     6.50000       360         357        2.91000      1.00000     2.50000
   ARM      6 Month LIBOR     3,083,000.00    7.87662     7.50162       360         357        3.00000      1.00000     3.52725
   ARM      6 Month LIBOR     9,165,764.99    6.46713     6.09213       360         357        6.00000      1.78649     2.39458
   ARM      6 Month LIBOR      694,534.00     6.25000     5.87500       360         356        6.00000      2.00000     3.25000
   ARM      6 Month LIBOR     2,914,700.00    6.47881     6.10381       360         357        6.00000      1.00000     2.75000
   ARM      6 Month LIBOR      955,650.00     6.45725     6.08225       360         357        6.00000      1.00000     2.75000
   ARM      6 Month LIBOR     3,581,279.99    6.05228     5.67728       360         357        6.00000      1.71909     2.39045
   ARM       1 Year LIBOR     5,605,431.84    5.86976     5.50468       360         357        5.00000      2.00000     2.25000
   ARM       1 Year LIBOR     1,311,566.20    6.62500     6.25000       360         356        6.00000      2.00000     2.00000
   ARM       1 Year LIBOR     2,723,611.67    5.47468     5.22468       360         354        5.00000      2.00000     2.25000
   ARM       1 Year LIBOR     6,070,320.00    6.51711     6.14211       360         357        6.00000      2.00000     2.25000
   ARM       1 Year LIBOR     4,515,662.98    6.66440     6.28940       360         358        5.00000      2.00000     2.25000
   ARM       1 Year LIBOR      692,000.00     6.62500     6.25000       360         359        5.00000      1.00000     2.25000
   ARM       1 Year LIBOR      808,600.00     6.12500     5.75000       180         178        5.00000      2.00000     2.25000
   ARM       1 Year LIBOR     3,442,900.00    6.58463     6.20963       360         359        5.00000      2.00000     2.25000
   ARM       1 Year LIBOR    39,109,178.59    6.58676     6.21176       360         357        6.00000      2.00000     2.25000
   ARM       1 Year LIBOR     3,581,400.00    6.31519     5.94019       360         358        6.00000      2.00000     2.25000
   ARM       1 Year LIBOR      500,000.00     6.37500     6.00000       360         359        6.00000      2.00000     2.25000
   ARM       1 Year LIBOR      520,000.00     5.87500     5.50000       360         357        6.12500      2.00000     2.25000
   ARM      6 Month LIBOR      536,526.75     5.99900     5.62400       360         358        4.99100      1.00000     2.50000
   ARM      6 Month LIBOR      91,941.33      8.25000     7.87500       360         359        5.00000      1.00000     2.25000
   ARM      6 Month LIBOR     2,738,931.05    6.47054     6.09554       360         358        6.00000      2.00000     2.30882
   ARM      6 Month LIBOR      851,793.33     5.98495     5.60995       360         359        6.00000      2.00000     2.25000
   ARM      6 Month LIBOR     1,099,420.18    6.37500     6.00000       360         357        6.00000      2.00000     2.25000
   ARM      6 Month LIBOR      922,110.58     6.18517     5.81017       360         359        6.00000      2.00000     2.25000
   ARM      6 Month LIBOR      660,800.00     7.37500     7.00000       360         359        5.00000      1.00000     2.25000
   ARM      6 Month LIBOR    10,720,478.00    6.66816     6.29316       360         358        6.00000      2.00000     2.25000
   ARM      6 Month LIBOR     9,834,467.34    6.77940     6.40440       360         358        5.00000      1.00000     2.94017
   ARM      6 Month LIBOR      244,026.00     7.50000     7.12500       360         358        5.00000      1.00000     5.00000
   ARM      6 Month LIBOR      988,000.00     6.50000     6.12500       360         357        5.00000      1.00000     2.25000
   ARM      6 Month LIBOR     7,971,323.04    6.39698     6.02198       360         358        5.00000      1.00000     2.84663
   ARM      6 Month LIBOR      719,200.00     8.12500     7.75000       360         359        5.00000      1.00000     2.25000
   ARM      6 Month LIBOR     4,480,685.00    6.06915     5.69415       360         358        5.00000      1.00000     2.71413
   ARM      6 Month LIBOR      487,500.00     5.75000     5.37500       360         358        5.97000      2.00000     2.25000





               Maxium     Minimum                    Rate        Remaining
              Mortgage    Mortgage    Months to      Reset     Interest-Only
                Rate        Rate      Next Rate    Frequency      Period
  Type          (%)         (%)      Adjustment    (Months)      (Months)
----------  ----------- ----------- ------------ ------------ --------------
   ARM        14.00000    8.00000        23            6            N/A
   ARM        12.12744    5.00000        20            6            N/A
   ARM        11.25000    5.00000        15            6            N/A
   ARM        12.51194    5.00000        17            6            17
   ARM        13.37500    7.37500        20            6            20
   ARM        12.01913    6.44466        22            6            58
   ARM        13.79133    6.16225        23            6            119
   ARM        12.50000    2.87500        21            6            117
   ARM        11.50000    5.50000        15            6            111
   ARM        12.25000    2.87500        21            6            117
   ARM        11.95470    2.34616        34           12            N/A
   ARM        12.25000    2.25000        30           12            N/A
   ARM        11.50000    2.25000        30           12            30
   ARM        11.75000    2.75000        33           12            33
   ARM        12.28439    2.43341        32           12            32
   ARM        11.48004    2.25000        34           12            118
   ARM        12.27284    2.26048        34           12            118
   ARM        13.12500    2.25000        35           12            119
   ARM        11.25000    5.00000        34            6            N/A
   ARM        12.55680    2.28967        33            6            N/A
   ARM        11.75000    2.75000        33            6            N/A
   ARM        13.50000    2.25000        34            6            N/A
   ARM        12.54778    2.25000        35            6            N/A
   ARM        12.44765    2.45360        32            6            32
   ARM        13.65349    2.25000        34            6            58
   ARM        13.12500    2.25000        34            6            58
   ARM        12.29762    2.25000        34            6            58
   ARM        13.37500    5.00000        35            6            119
   ARM        11.87500    2.50000        33            6            117
   ARM        12.87662    3.52725        33            6            117
   ARM        12.46713    2.36730        33            6            117
   ARM        12.25000    3.25000        32            6            116
   ARM        12.47881    2.75000        33            6            117
   ARM        12.45725    2.75000        33            6            117
   ARM        12.05228    2.39045        33            6            117
   ARM        10.86976    2.25000        57           12            N/A
   ARM        12.62500    2.25000        56           12            N/A
   ARM        10.47468    2.25000        54           12            54
   ARM        12.51711    2.25000        57           12            57
   ARM        11.66440    2.25000        58           12            118
   ARM        11.62500    2.25000        59           12            119
   ARM        11.12500    2.25000        58           12            118
   ARM        11.58463    2.25000        59           12            119
   ARM        12.58676    2.25000        57           12            117
   ARM        12.31519    2.25000        58           12            118
   ARM        12.37500    2.25000        59           12            119
   ARM        11.87500    2.25000        57           12            117
   ARM        10.99900    2.50000        58            6            N/A
   ARM        13.25000    3.25000        59            6            N/A
   ARM        12.47054    2.30882        58            6            N/A
   ARM        11.98495    2.25000        59            6            N/A
   ARM        12.37500    2.25000        57            6            N/A
   ARM        12.18517    2.25000        59            6            N/A
   ARM        12.37500    2.25000        59            6            59
   ARM        12.66816    2.25000        58            6            58
   ARM        11.77940    2.86541        58            6            118
   ARM        11.50000    2.25000        58            6            118
   ARM        11.50000    2.25000        57            6            117
   ARM        11.39698    2.84663        58            6            118
   ARM        13.12500    3.12500        59            6            119
   ARM        11.06915    2.46392        58            6            118
   ARM        11.75000    2.25000        58            6            118





------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



                                                                     Original    Remaining
                                Cut-off                   Current     Term to     Term to      Initial    Subsequent
                                  Date        Current       Net       Stated      Stated      Periodic     Periodic      Gross
                Index          Principal      Mortgage    Mortgage   Maturity    Maturity       Rate         Rate       Margin
  Type           Name         Balance ($)     Rate (%)    Rate (%)   (Months)    (Months)      Cap (%)      Cap (%)       (%)

ARM         6 Month LIBOR    29,911,800.85    6.59451     6.21951       360         358        6.00000      1.94248     2.32229
ARM         6 Month LIBOR    21,490,650.00    6.54031     6.16531       360         358        6.00000      2.00000     2.36049
ARM         6 Month LIBOR      879,800.00     6.22794     5.85294       360         357        6.00000      1.27449     2.75000
ARM         6 Month LIBOR      484,300.00     6.75000     6.37500       360         359        6.00000      2.00000     2.62500
ARM         6 Month LIBOR    26,619,624.00    6.12371     5.74871       360         359        6.00000      2.00000     2.26752
ARM         6 Month LIBOR      747,500.00     6.00000     5.62500       360         359        6.00000      2.00000     2.25000
ARM         1 Month LIBOR     6,993,399.99    6.72343     6.34843       360         358       Uncapped     Uncapped     2.61641
ARM         1 Month LIBOR      561,600.00     6.26959     5.89459       360         358       Uncapped     Uncapped     2.14459
ARM         1 Month LIBOR      152,000.00     6.55592     6.18092       360         358       Uncapped     Uncapped     2.43092
ARM         1 Month LIBOR     3,379,574.77    6.79777     6.42277       360         358       Uncapped     Uncapped     2.72353
ARM         1 Month LIBOR     2,965,070.90    6.24743     5.87243       360         353        1.00000      1.00000     2.25000
ARM         1 Month LIBOR      176,000.00     6.62500     6.25000       360         358       12.00000     Uncapped     2.50000
ARM         1 Month LIBOR      360,000.00     6.12500     5.75000       360         358       12.00000     Uncapped     2.12500
ARM         6 Month LIBOR     6,499,631.15    5.72362     5.47362       360         354        1.00000      1.00000     2.08840
ARM         6 Month LIBOR      691,389.47     6.62500     6.25000       360         359        5.37500     Uncapped     3.00000
ARM         6 Month LIBOR      744,000.00     7.50000     7.12500       360         359        6.00000     Uncapped     2.75000
ARM         6 Month LIBOR      50,000.00      5.50000     5.12500       360         356        1.00000      1.00000     2.25000
ARM         6 Month LIBOR     3,759,854.97    6.71596     6.34096       360         358       Uncapped     Uncapped     2.40679
ARM         6 Month LIBOR      803,200.00     7.05428     6.67928       360         358       Uncapped     Uncapped     2.55428
ARM         6 Month LIBOR      128,000.00     6.50000     6.12500       360         359       Uncapped     Uncapped     2.00000
ARM         6 Month LIBOR     2,445,353.99    6.93108     6.55608       360         358       Uncapped     Uncapped     2.61749
ARM         6 Month LIBOR    33,828,575.53    5.50121     5.23096       360         356        1.00000      1.00000     2.06158
ARM         6 Month LIBOR      480,000.00     6.37500     6.00000       360         358        1.00000      1.00000     2.25000
ARM         6 Month LIBOR     1,428,000.00    6.75228     6.37728       360         359        1.00000      1.00000     2.75000
ARM         6 Month LIBOR     1,687,550.00    7.65207     7.27707       360         359        1.00000      1.00000     2.80493
ARM         6 Month LIBOR      675,000.00     6.62500     6.25000       360         359        5.37500     Uncapped     2.75000
ARM         6 Month LIBOR      973,000.00     6.50000     6.12500       360         359        6.00000      2.00000     2.75000
ARM          1 Year LIBOR      960,585.80     4.51359     4.13859       360         358        2.00000      2.00000     2.25000
ARM          1 Year LIBOR     2,162,950.00    4.37306     3.99806       360         359        2.00000      2.00000     2.25000
ARM          1 Year LIBOR      92,799.99      5.87500     5.50000       360         351        2.00000      2.00000     2.50000
FRM             Fixed         1,504,631.15    6.62151     6.37151      *360         359          N/A          N/A         N/A
FRM             Fixed          525,997.49     7.12500     6.87500       240         238          N/A          N/A         N/A
FRM             Fixed        29,842,461.46    6.41218     6.16218       360         357          N/A          N/A         N/A
FRM             Fixed         4,193,406.46    6.48970     6.23970       360         358          N/A          N/A         N/A
FRM             Fixed          659,808.91     7.25773     7.00773       360         358          N/A          N/A         N/A
FRM             Fixed          629,907.89     7.50267     7.25267       360         351          N/A          N/A         N/A
FRM             Fixed          438,690.83     7.12354     6.87354       360         354          N/A          N/A         N/A
FRM             Fixed          119,904.04     7.12500     6.87500       360         359          N/A          N/A         N/A
FRM             Fixed        14,221,607.23    6.34287     6.06813       360         357          N/A          N/A         N/A
FRM             Fixed        13,386,282.50    5.89566     5.64566       360         357          N/A          N/A         N/A
FRM             Fixed        15,991,597.18    6.71248     6.45797       360         357          N/A          N/A         N/A
FRM             Fixed         4,947,073.75    6.07628     5.82628       360         358          N/A          N/A         N/A
FRM             Fixed          182,000.00     7.25000     7.00000       360         356          N/A          N/A         N/A
FRM             Fixed         8,167,920.00    7.40160     7.15160       360         358          N/A          N/A         N/A
FRM             Fixed         1,852,945.05    6.28596     5.94185       360         355          N/A          N/A         N/A
FRM             Fixed         1,591,160.85    5.85457     5.60457       360         356          N/A          N/A         N/A
FRM             Fixed        39,440,355.09    5.85229     5.60229       360         357          N/A          N/A         N/A
FRM             Fixed        20,361,126.21    5.71076     5.46076       360         357          N/A          N/A         N/A




                 Maxium     Minimum                    Rate        Remaining
                Mortgage    Mortgage    Months to      Reset     Interest-Only
                  Rate        Rate      Next Rate    Frequency      Period
  Type            (%)         (%)      Adjustment    (Months)      (Months)

ARM            12.59451     2.31460        58            6            118
ARM            12.54133     2.36049        58            6            118
ARM            12.22794     2.75000        57            6            117
ARM            12.75000     2.62500        59            6            119
ARM            12.16034     2.25000        59            6            119
ARM            12.00000     2.25000        59            6            119
ARM            18.77958     2.61641         1            1            118
ARM            18.14459     2.14459         1            1            118
ARM            18.50658     2.43092         1            1            118
ARM            18.62507     2.72353         1            1            118
ARM            11.91529     2.25000         1            1            113
ARM            18.62500     2.50000         1            1            118
ARM            18.12500     2.12500         1            1            118
ARM            11.10021     2.08840         4            6            N/A
ARM            12.00000     6.62500         5            6            N/A
ARM            19.50000     2.75000         5            6            59
ARM            11.50000     2.25000         2            6             2
ARM            18.71596     2.40679         4            6            118
ARM            19.05428     2.55428         4            6            118
ARM            18.50000     2.00000         5            6            119
ARM            18.93108     2.61749         4            6            118
ARM            11.48243     2.10717         3            6            116
ARM            12.37500     2.25000         4            6            118
ARM            12.75228     2.75000         5            6            119
ARM            13.65207     2.80493         5            6            119
ARM            12.00000     2.75000         5            6            119
ARM            12.50000     2.75000         5            6            119
ARM            10.51359     2.25000        10           12            N/A
ARM            10.37306     2.25000        11           12            11
ARM            11.87500     2.50000         3           12            111
FRM              N/A          N/A          N/A          N/A           N/A
FRM              N/A          N/A          N/A          N/A           N/A
FRM              N/A          N/A          N/A          N/A           N/A
FRM              N/A          N/A          N/A          N/A           N/A
FRM              N/A          N/A          N/A          N/A           N/A
FRM              N/A          N/A          N/A          N/A           N/A
FRM              N/A          N/A          N/A          N/A           N/A
FRM              N/A          N/A          N/A          N/A           N/A
FRM              N/A          N/A          N/A          N/A           N/A
FRM              N/A          N/A          N/A          N/A           N/A
FRM              N/A          N/A          N/A          N/A           117
FRM              N/A          N/A          N/A          N/A           118
FRM              N/A          N/A          N/A          N/A           116
FRM              N/A          N/A          N/A          N/A           118
FRM              N/A          N/A          N/A          N/A           115
FRM              N/A          N/A          N/A          N/A           116
FRM              N/A          N/A          N/A          N/A           117
FRM              N/A          N/A          N/A          N/A           117







* Balloon Loan; Original Amortization is 480




------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



               Preliminary Collateral Information for MSM 06-1AR
                               $475MM Group Size
                           Group 1: Alt-A Collateral
                           Settles on Jan 31st, 2006
                             Senior/Sub Structure


Loan Type                          3% 1-Month Arms (+ / - 5%)
                                   11% 6-Month Arms (+ / - 5%)
                                   1% 1-Year Arms (+ / - 5%)
                                   1% 2-Year Arms (+ / - 5%)
                                   12% 3-Year Arms (+ / - 5%)
                                   39% 5-Year Arms (+ / - 5%)
                                   32% Fixed (less than 34%)

GWAC                               6.323% (+ / - .10%)

GWAC Range                         4.000% - 9.625%

NWAC                               5.997% (+ / - .10%)

Floating Rate Index                3% - 1mo LIBOR, 46% - 6mo LIBOR, 19% - 1yr
                                   LIBOR (+ / - 10%)

WA Net Margin                      2.100% (+ / - .10%)

Cap Structure                      Initial: 4.869% (+ / - .10%)
                                   Periodic: 1.711% (+ / - .10%)
                                   Lifetime: 6.206% (+ / - .10%)

Loan maturity (original)           99% 30 yr, 1% other (+ / - 5%)

WALA                               3 month (+ / - 2)

Average loan size                  $443,000 (+ / - 50k)

Conforming Balance                 24% (+ / - 10%)

Max loan size                      $2,100,000

Average LTV                        72% (+ / - 10%)

Max Loans > 80 LTV with no MI      0%

Average FICO                       718 (+ / - 10%)

Minimum FICO                       584

Full / Alt documentation           12% (+ / - 10%)

Max no documentation               20%

Interest Only                      79% (+ / - 10%)

Owner occupied                     82% (+ / - 10%)

Property type                      84% single family detached/PUD (+ / - 10%)

Investor properties                13% (+ / - 10%)

Loan purpose                       33% cash-out refinance (+ / - 10%)

Prepay penalty term                7% 6 months, 4% 1 years, 3% 2 years,
                                   23% 3 years, 7% 5 years (+ / - 10%)

Simultaneous seconds               54% (+ / - 10%)

Top 3 states                       58% California (+ / - 10%)
                                   7% New York (+ / - 10%)
                                   5% Florida (+ / - 10%)

Subordination Level                7.45% (+ / -0.5%)



           Note: All characteristics are preliminary and are subject
                         to the final collateral pool





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Please refer to important information and qualifications at the end of this
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                                   Page 19

------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
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assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide
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availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for
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PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.





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material.

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




------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



                                   EXHIBIT 1

The mortgage rate (the "Mortgage Rate") of each of the Mortgage Loans with an adjustable Mortgage Rate will be fixed for a certain period of time after the origination of that Mortgage Loan (which, in the case of certain Group 1 Mortgage Loans may be as short as six months). Each mortgage note for the Mortgage Loans will provide for adjustments to the Mortgage Rate thereon at the end of the initial fixed-rate period and, either semi-annually or annually thereafter, depending on the terms of the related mortgage note (each such date, an "Adjustment Date"), to equal the sum of, rounded to the nearest 0.125% of (1):

o if such Mortgage Rate adjusts based upon the Six-Month LIBOR Index, the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "Six-Month LIBOR Index"); or

o if such Mortgage Rate adjusts based upon the One-Year LIBOR Index, the average of the London interbank offered rates for one-year U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "One-Year LIBOR Index"); or

 o if such Mortgage Rate adjusts based upon the One-Year CMT Index, the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of the day specified in the related Mortgage Note (the "One-Year CMT Index", and each of the Six-Month LIBOR Index, the One-Year LIBOR Index and the One-Year CMT Index, a "Mortgage Index"),

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.





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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



                                   EXHIBIT 2



GMAC Mortgage Corporation
General
-------


      GMAC Mortgage Corporation ("GMACM") is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

      GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

      GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMACM.


                       --------------------------------
                       |                               |
                       |                               |
                       |   General Motors Corporation  |
                       |                               |
                       |                               |
                       --------------------------------
                                      |
                                      |
                                      |
                       --------------------------------
                       |                               |
                       |                               |
                       |   General Motors Acceptance   |
                       |          Corporation          |
                       |             (GMAC)            |
                       |                               |
                       |                               |
                       --------------------------------
                                      |
                                      |
                                      |
                       --------------------------------
                       |                               |
                       |                               |
                       |Residential Capital Corporation|
                       |           (ResCap)            |
                       |                               |
                       |                               |
                       --------------------------------
                                      |
                                      |
                                      |
                       --------------------------------
                       |                               |
                       |                               |
                       |  GMAC Mortgage Corporation    |
                       |                               |
                       |                               |
                       --------------------------------


Servicing Activities

      GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). Attachment A sets forth the types of residential mortgage loans comprising GMACM's primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.




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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

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                                   Page 28

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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



      As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million of residential mortgage loans having an aggregate unpaid principal balance of $232 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 loans having an aggregate unpaid principal balance of over $13.9 billion.

      As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the loans.



ATTACHMENT A


       GMAC MORTGAGE CORPORATION PRIMARY SERVICING PORTFOLIO FOR WHICH
                GMACM HOLDS THE CORRESPONDING SERVICING RIGHTS
                               ($ IN MILLIONS)




                             For the Nine Months
                             Ended September 30,                           For the Year Ended December 31,

                                      2005                      2004                      2003                     2002
                             ------------------------   -----------------------   ----------------------    ----------------------

                                           Dollar                    Dollar                    Dollar                   Dollar
                              No. of       Amount of     No. of      Amount of    No. of       Amount of    No. of      Amount of
                              Loans        Loans         Loans       Loans        Loans        Loans        Loans       Loans
                              ---------    ----------    ---------   ----------   ---------    ----------   ---------   ----------
Prime conforming
  mortgage loans              1,380,985    $  182,644    1,323,249   $  165,521   1,308,284    $  153,601   1,418,843   $  150,421
Prime non-conforming
  mortgage loans                 66,266        30,739       53,119       23,604      34,041        13,937      36,225       12,543
Government mortgage
  loans                         184,665        18,241      191,844       18,328     191,023        17,594     230,085       21,174
Second-lien mortgage
  loans                         377,049        12,044      350,334       10,374     282,128         7,023     261,416        6,666
                              ---------    ----------    ---------   ----------   ---------    ----------   ---------   ----------

Total mortgage loans
   serviced                   2,008,965    $  243,668    1,918,546   $  217,827   1,815,476    $  192,155   1,946,569   $  190,803







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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

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                                   Page 28

                                   EXHIBIT 3

               THE MASTER SERVICER AND SECURITIES ADMINISTRATOR

Wells Fargo Bank, National Association ("Wells Fargo") will act as Securities Administrator and Master Servicer under the pooling and servicing agreement. Wells Fargo is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $397 billion in assets, 24 million customers and 143,000 employees, Wells Fargo & Company is among the leading U.S. bank holding companies, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicers may maintain banking and other commercial relationships with Wells Fargo and its affiliates. Wells Fargo's principal corporate trust offices are located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Securities Administrator. Under the terms of the pooling and servicing agreement, Wells Fargo also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo is responsible for the preparation of all REMIC tax returns on behalf of the issuing entity and the preparation of monthly reports on Form 10-D in regards to distribution and pool performance information and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity. Wells Fargo has been engaged in the business of securities administration since June 30, 1995. As of November 30, 2005, Wells Fargo was acting as securities administrator with respect to more than $700,000,000,000 of outstanding residential mortgage-backed securities.

Master Servicer. Wells Fargo acts as Master Servicer pursuant to the pooling and servicing agreement. The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicers under the terms of their respective underlying servicing agreements. In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the servicers. The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the pooling and servicing agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of any underlying servicing agreement, the Master Servicer may be required to enforce certain remedies on behalf of the issuing entity and at the direction of the Trustee against such defaulting Servicer. As of November 30, 2005, Wells Fargo was acting as master servicer for approximately 940 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $428,268,679,337.

Wells Fargo serves or has served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of the custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.





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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

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                                   Page 29

------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



                                   EXHIBIT 4

LaSalle Bank National Association will be the trustee and a custodian under the [transaction agreement]. LaSalle Bank National Association is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is a subsidiary of ABN AMRO Bank N.V., a Netherlands banking corporation. LaSalle has extensive experience serving as trustee on securitizations of residential mortgage loans. Since January 1994, LaSalle has served as trustee or paying agent on over 325 residential mortgage-backed security transactions involving assets similar to the [Mortgage Loans]. As of December 30, 2005, LaSalle's portfolio of residential mortgage-backed security transactions for which it serves as trustee numbers 279 with an outstanding certificate balance of approximately $75.8 billion. The depositor and [servicer] may maintain other banking relationships in the ordinary course of business with the trustee. The trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603. Attention: Global Securities and Trust Services - [deal name] or at such other address as the trustee may designate from time to time.

In its capacity as custodian, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files will be governed by the [transaction agreement]. LaSalle provides custodial services on over 1000 residential, commercial and asset-backed securitization transactions and maintains almost 2.5 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine, California. LaSalle's two vault locations can maintain a total of approximately 6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly quality assurance process. LaSalle uses a licensed collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

LaSalle Bank National Association and Morgan Stanley Mortgage Capital Inc. ("MSMC") are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to MSMC for certain residential mortgage loans purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for most of the mortgage loans to be sold by MSMC to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the residential mortgage-backed securitization industry providing for the delivery, receipts, review and safekeeping of mortgage loan files.





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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

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                                   Page 30

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MORGAN STANLEY                                                January 18, 2006
Securitized Products Group    [LOGO OMITTED] Morgan Stanley

------------------------------------------------------------------------------



This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.
The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other prior communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the
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Unless otherwise set forth in this material, any securities referred to in
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therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or
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The securities/instruments discussed in this material may not be suitable for
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only. Other recipients should seek independent investment advice prior to
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The value of and income from investments may vary because of changes in
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exercise of options or other rights in securities/instruments transactions.
Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may
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estimated returns or projections will be realized or that actual returns or
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Some of the information contained in this document may be aggregated data of
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Stanley that has been compiled so as not to identify the underlying
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Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income
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In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the
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This material may not be sold or redistributed without the prior written consent of Morgan Stanley.




------------------------------------------------------------------------------

(C) 2005 Morgan Stanley

------------------------------------------------------------------------------

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


                       Preliminary Collateral Termsheet

                                [$137,516,000]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-1AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-1AR
                                  Groups 2-4

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

         The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________




--------------------------------------------------------------------------------
                             COLLATERAL STATISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DESCRIPTION OF THE COLLATERAL GROUP 2
--------------------------------------------------------------------------------
                              Collateral Summary
--------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the Loan Group 2 as of the Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).


                                                               Summary Statistics            Range (if applicable)
                                                               ------------------            ---------------------
Number of Mortgage Loans:                                             307

Aggregate Current Principal Balance:                              $70,841,168                   $40,000-747,500
Average Current Principal Balance:                                  $230,753

1st Lien:                                                           100.00%

Wtd. Avg. Mortgage Rate:                                             6.432%                     5.250% - 8.750%

Wtd. Avg. Original Term to Stated Maturity (months):                  360                          360 - 360
Wtd. Avg. Remaining Term to Stated Maturity (months):                 357                          351 - 359

Fully Amortizing Mortgage Loans:                                     6.50%
Interest Only Loans:                                                 93.50%

% Adjustable Rate Mortgage Loans                                    100.00%
% Fixed Rate Mortgage Loans                                          0.00%

Wtd. Avg. Margin (ARM Loans Only):                                   2.343%                     2.250% - 5.000%
Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                   12.133%                    10.375% - 14.750%
Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                    2.356%                    2.250% - 6.875 %
Wtd. Avg. Initial Periodic Cap (ARM Loans Only):                     5.696%                     3.000% -6.000%
Wtd. Avg. Subsequent Periodic Cap (ARM Loans Only):                  1.698%                     1.000% - 2.000%

Wtd. Avg. Original Loan to Value Ratio:                              76.45%                    37.86% - 100.00%
Wtd. Avg. Borrower FICO:                                              687                          600- 806
% of Owner Occupied:                                                 76.78%

Geographic Distribution (Top 5):                                CA       27.81%
                                                                FL       12.75%
                                                                MN       10.83%
                                                                NY        9.71%
                                                                AZ        5.08%




________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 2

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


--------------------------------------------------------------------------------------------------------------
                                                  Product Type
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
COLLATERAL TYPE                      LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
5 Yr Arms                                 15     4,606,821.48                6.50     6.118   705       66.84
5 Yr Arms - IO 5 Yrs                      41    10,009,010.69               14.13     6.378   679       78.13
5 Yr Arms - IO 10 Yrs                    251    56,225,335.80               79.37     6.467   687       76.94
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97              100.00     6.432   687       76.45
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                Index Type/(1)/
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
INDEX TYPE                           LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
Libor - 6 Month                          190    41,713,716.40              58.88     6.576    685       77.89
Libor - 1 Year                           117    29,127,451.57              41.12     6.226    690       74.39
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00     6.432    687       76.45
--------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1

--------------------------------------------------------------------------------------------------------------
                                                Current Balance
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
RANGE OF PRINCIPAL BALANCES        NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
AS OF THE                          MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
CUT-OFF DATE ($)                     LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         18     1,436,129.99               2.03     6.710    674       77.91
100,000.01 - 200,000.00                  119    18,383,825.18              25.95     6.526    686       76.98
200,000.01 - 300,000.00                   96    23,785,214.98              33.58     6.334    691       76.80
300,000.01 - 400,000.00                   59    19,978,294.31              28.20     6.455    679       76.71
400,000.01 - 500,000.00                   10     4,351,844.20               6.14     6.575    683       76.37
500,000.01 - 600,000.00                    4     2,158,359.31               3.05     6.219    732       68.91
700,000.01 - 800,000.00                    1       747,500.00               1.06     5.875    717       65.00
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00     6.432    687       76.45
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                           Remaining Term to Maturity
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
RANGE OF MONTHS REMAINING            LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
241 - 360                                307    70,841,167.97             100.00      6.432   687       76.45
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00      6.432   687       76.45
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                           Original Term to Maturity
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF MONTHS AT                 MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
ORIGINATION                          LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
241 - 360                                307    70,841,167.97             100.00     6.432    687       76.45
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00     6.432    687       76.45
--------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 3

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________




--------------------------------------------------------------------------------------------------------------
                                                 Mortgage Rate
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF CURRENT                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
5.001 - 5.500                              9     2,222,556.14               3.14     5.458    692       67.20
5.501 - 6.000                             76    18,618,798.48              26.28     5.849    691       74.34
6.001 - 6.500                             99    22,253,191.28              31.41     6.325    696       75.01
6.501 - 7.000                             84    19,156,295.17              27.04     6.776    677       80.06
7.001 - 7.500                             28     7,006,878.00               9.89     7.330    675       78.96
7.501 - 8.000                              5     1,037,868.90               1.47     7.710    674       79.87
8.001 - 8.500                              2       231,520.00               0.33     8.500    723       80.00
8.501 - 9.000                              4       314,060.00               0.44     8.729    676       80.00
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00     6.432    687       76.45
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                         Original Loan-to-Value Ratios/(1)/
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF ORIGINAL                  MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
LOAN-TO-VALUE RATIOS (%)             LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
35.01 - 40.00                              1       265,000.00               0.37     6.250    668       37.86
40.01 - 45.00                              1       300,000.00               0.42     6.125    737       42.86
45.01 - 50.00                              9     1,803,100.95               2.55     5.915    696       47.85
50.01 - 55.00                              2       715,460.34               1.01     5.636    725       53.11
55.01 - 60.00                              5       879,800.00               1.24     5.938    698       57.44
60.01 - 65.00                             18     5,279,797.78               7.45     6.100    696       64.60
65.01 - 70.00                              9     2,383,059.22               3.36     6.204    704       69.44
70.01 - 75.00                             26     6,805,637.60               9.61     6.342    688       74.54
75.01 - 80.00                            228    50,640,301.18              71.48     6.521    683       79.85
80.01 - 85.00                              2       414,101.00               0.58     6.316    709       82.44
85.01 - 90.00                              3       603,192.90               0.85     6.502    732       90.00
90.01 - 95.00                              2       504,217.00               0.71     7.100    726       95.00
95.01 - 100.00                             1       247,500.00               0.35     7.000    720      100.00
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00     6.432    687       76.45
--------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1

----------------------------------------------------------------------------------------------------------------
                                         FICO Score at Origination/(1)/
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
RANGE OF FICO SCORES                 LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
----------------------------------------------------------------------------------------------------------------
576 - 600                                  1       266,249.98                0.38     6.875   600       75.00
601 - 625                                 17     3,519,815.00                4.97     6.626   620       79.00
626 - 650                                 46    10,053,216.07               14.19     6.571   640       78.93
651 - 675                                 69    15,397,931.21               21.74     6.475   662       76.96
676 - 700                                 78    19,285,037.19               27.22     6.386   687       74.49
701 - 725                                 39     9,217,877.04               13.01     6.290   715       75.80
726 - 750                                 29     7,565,729.24               10.68     6.321   735       76.46
751 - 775                                 20     3,534,103.33                4.99     6.626   763       76.82
776 - 800                                  6     1,489,208.91                2.10     6.047   791       76.10
801 - 825                                  2       512,000.00                0.72     6.563   805       80.00
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97              100.00     6.432   687       76.45
--------------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 4

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________



-----------------------------------------------------------------------------------------------------------------
                                              Geographic Distribution
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
STATE                                LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
California                                61    19,702,045.61               27.81     6.223   697       73.85
Florida                                   44     9,034,042.98               12.75     6.456   682       75.50
Minnesota                                 41     7,674,599.35               10.83     6.818   692       79.56
New York                                  21     6,878,292.58                9.71     6.734   673       74.22
Arizona                                   17     3,597,430.91                5.08     6.398   666       77.32
Nevada                                    13     3,015,840.78                4.26     6.491   694       78.78
Illinois                                  10     2,622,579.48                3.70     6.733   695       80.64
Georgia                                   11     2,194,194.99                3.10     6.194   681       79.98
Maryland                                   9     1,928,056.88                2.72     6.545   656       75.26
Colorado                                   9     1,789,636.00                2.53     5.903   698       76.80
Other                                     71    12,404,448.41               17.51     6.373   687       78.41
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97              100.00     6.432   687        76.45
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  Occupancy Status
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
OCCUPANCY STATUS                     LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Primary                                  222    54,392,021.10              76.78     6.386    680       77.38
Investment                                76    14,652,467.05              20.68     6.589    713       72.85
Second Home                                9     1,796,679.82               2.54     6.553    676       77.72
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00     6.432    687       76.45
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 Documentation Type
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
INCOME DOCUMENTATION                 LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Limited                                  115    26,862,734.75              37.92     6.410    684       76.52
Full/Alt                                  87    15,931,190.53              22.49     6.479    686       80.04
No Documentation                          43    11,360,601.81              16.04     6.426    696       72.64
Stated Documentation                      34     9,679,760.01              13.66     6.292    700       74.79
No Ratio                                  28     7,006,880.87               9.89     6.612    670       76.55
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00     6.432    687       76.45
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                    Loan Purpose
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
PURPOSE                              LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Purchase                                 229    52,174,209.29               73.65     6.502   687       78.79
Refinance - Cashout                       63    15,617,979.32               22.05     6.256   686       70.33
Refinance - Rate Term                     15     3,048,979.36                4.30     6.132   689       67.87
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97              100.00     6.432   687       76.45
--------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 5

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________



----------------------------------------------------------------------------------------------------------------
                                                   Property Type
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
PROPERTY TYPE                        LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Single Family Residence                  144    30,188,229.23              42.61     6.487    678       76.83
2-4 Family                                54    16,381,229.23              23.12     6.473    705       73.53
Planned Unit Development                  66    14,647,888.72              20.68     6.380    680       79.00
Condominium                               42     9,441,070.79              13.33     6.257    695       76.22
Co-op                                      1       182,750.00               0.26     6.875    721       85.00
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00     6.432    687       76.45
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               Prepayment Charge Term
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
PREPAYMENT CHARGE TERM             MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
AT ORIGINATION (MOS.)                LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
----------------------------------------------------------------------------------------------------------------
0                                        148    36,159,276.65              51.04     6.456    678     76.48
6                                          3       691,582.43               0.98     6.583    677     80.00
12                                         6     1,325,967.69               1.87     6.542    682     73.62
24                                        14     2,720,413.11               3.84     6.519    716     80.22
30                                         1       185,600.00               0.26     6.250    757     80.00
36                                       119    25,865,359.09              36.51     6.391    694     77.00
60                                        16     3,892,969.00               5.50     6.360    708     70.03
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00     6.432    687     76.45
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 Conforming Balance
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
CONFORMING BALANCE                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
Conforming Balance                       307    70,841,167.97             100.00      6.432   687       76.45
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00      6.432   687       76.45
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                              Maximum Mortgage Rates of the Adjustable-Rate Loans
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF MAXIMUM                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
10.001 - 10.500                            4     1,313,699.14               1.85      5.477   692       60.48
10.501 - 11.000                           15     3,795,214.45               5.36      5.837   708       75.38
11.001 - 11.500                           32     6,958,430.55               9.82      6.233   705       73.70
11.501 - 12.000                           91    20,640,425.30              29.14      6.121   686       75.70
12.001 - 12.500                           89    20,084,445.73              28.35      6.508   689       76.45
12.501 - 13.000                           56    13,675,327.02              19.30      6.787   674       80.15
13.001 - 13.500                           11     3,126,050.00               4.41      7.349   668       78.05
13.501 - 14.000                            3       701,995.78               0.99      7.691   677       79.81
14.001 - 14.500                            2       231,520.00               0.33      8.500   723       80.00
14.501 - 15.000                            4       314,060.00               0.44      8.729   676       80.00
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00      6.432   687       76.45
--------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 6

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________



-----------------------------------------------------------------------------------------------------------------
                                Minimum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF MINIMUM                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
2.001 - 2.500                            267    61,639,616.24              87.01      6.430   687       76.22
2.501 - 3.000                             35     7,929,243.55              11.19      6.357   690       77.37
3.001 - 3.500                              1       269,315.06               0.38      6.750   752       90.00
3.501 - 4.000                              2       420,000.00               0.59      6.890   629       80.00
4.501 - 5.000                              1       183,073.12               0.26      7.750   710       80.00
6.501 - 7.000                              1       399,920.00               0.56      6.875   631       80.00
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97             100.00      6.432   687       76.45
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                     Gross Margins of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
RANGE OF GROSS MARGINS (%)           LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
2.001 - 2.500                            257    60,113,236.24               84.86     6.404   688       76.12
2.501 - 3.000                             46     9,855,543.55               13.91     6.552   683       77.88
3.001 - 3.500                              1       269,315.06                0.38     6.750   752       90.00
3.501 - 4.000                              2       420,000.00                0.59     6.890   629       80.00
4.501 - 5.000                              1       183,073.12                0.26     7.750   710       80.00
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97              100.00     6.432   687       76.45
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                            Months to Next Adjustment Date of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MONTHS TO NEXT ADJUSTMENT            LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
48 - 53                                   14     3,394,080.64                4.79     6.301   666       78.01
54 - 59                                  293    67,447,087.33               95.21     6.439   688       76.37
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97              100.00     6.432   687       76.45
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                 Initial Periodic Cap of the Adjustable-Rate Loans
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
INITIAL PERIODIC                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
CAP (%)                              LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
---------------------------------------------------------------------------------------------------------------
2.001 - 3.000                              1       183,073.12                0.26     7.750   710       80.00
4.001 - 5.000                             94    21,008,956.41               29.66     6.518   695       75.89
5.001 - 6.000                            212    49,649,138.44               70.09     6.391   684       76.68
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97              100.00     6.432   687       76.45
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                     Periodic Cap of the Adjustable-Rate Loans
---------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
PERIODIC CAP (%)                     LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
---------------------------------------------------------------------------------------------------------------
0.501 - 1.000                            106    21,366,796.08               30.16     6.580   693       78.41
1.001 - 2.000                            201    49,474,371.89               69.84     6.368   684       75.61
--------------------------------------------------------------------------------------------------------------
Total:                                   307    70,841,167.97              100.00     6.432   687       76.45
--------------------------------------------------------------------------------------------------------------

                  Note: All characteristics are preliminary and
                    are subject to the final collateral pool



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 7

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


--------------------------------------------------------------------------------
                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DESCRIPTION OF THE COLLATERAL GROUP 3
--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Loan Group 3 as of the Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                               Summary Statistics            Range (if applicable)
                                                               ------------------            ---------------------

Number of Mortgage Loans:                                              93

Aggregate Current Principal Balance:                              $37,948,736                 $74,505- 1,992,810

Average Current Principal Balance:                                  $408,051


1st Lien:                                                           100.00%


Wtd. Avg. Mortgage Rate:                                             6.135%                     5.250% - 7.875%


Wtd. Avg. Original Term to Stated Maturity (months):                  360                          360 - 360

Wtd. Avg. Remaining Term to Stated Maturity (months):                 357                          353- 359


Fully Amortizing Mortgage Loans:                                     30.24%

Interest Only Loans:                                                 69.76%


% Adjustable Rate Mortgage Loans                                    100.00%

% Fixed Rate Mortgage Loans                                          0.00%


Wtd. Avg. Margin (ARM Loans Only):                                   2.322%                     2.250% - 3.250%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                   11.718%                    10.250% - 13.875%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                    2.326%                     2.250% - 3.250%

Wtd. Avg. Initial Periodic Cap (ARM Loans Only):                     5.576%                     5.000% -6.000%

Wtd. Avg. Subsequent Periodic Cap (ARM Loans Only):                  1.942%                     1.000% - 2.000%


Wtd. Avg. Original Loan to Value Ratio:                              71.53%                     23.45% - 99.24%

Wtd. Avg. Borrower FICO:                                              714                          601- 815

% of Owner Occupied:                                                 87.95%


Geographic Distribution (Top 5):                                CA        48.46%
                                                                MD         8.93%
                                                                WA         6.31%
                                                                NV         6.26%
                                                                FL         5.60%




________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 22

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


--------------------------------------------------------------------------------------------------------------
                                                  Product Type
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
COLLATERAL TYPE                      LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
7 Yr Arms                                 35    11,475,311.96               30.24     6.025   710       68.87
7 Yr Arms - IO 7 Yrs                      30     9,588,638.66               25.27     5.715   725        75.1
7 Yr Arms - IO 10 Yrs                     28    16,884,785.00               44.49     6.449   711       71.32
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62                 100     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                Index Type/(1)/
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
INDEX TYPE                           LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                          8     1,781,044.78                4.69     5.890   691       64.40
Libor - 6 Month                           27    18,643,763.60               49.13     6.496   701       68.45
Libor - 1 Year                            58    17,523,927.24               46.18     5.776   730       75.53
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1

--------------------------------------------------------------------------------------------------------------
                                                Current Balance
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
RANGE OF PRINCIPAL BALANCES        NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
AS OF THE                          MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
CUT-OFF DATE ($)                     LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                          4       358,371.83                0.94     5.864   689       68.76
100,000.01 - 200,000.00                   21     3,162,440.80                8.33     5.609   721       75.38
200,000.01 - 300,000.00                   18     4,553,833.37               12.00     5.788   707       73.51
300,000.01 - 400,000.00                    6     2,042,452.21                5.38     5.707   699       64.98
400,000.01 - 500,000.00                   16     7,224,850.38               19.04     6.105   727       75.17
500,000.01 - 600,000.00                   15     8,100,706.86               21.35     6.089   724       74.52
600,000.01 - 700,000.00                    3     1,977,500.00                5.21     6.415   736       73.12
700,000.01 - 800,000.00                    2     1,490,800.00                3.93     6.128   697       67.54
800,000.01 - 900,000.00                    1       900,000.00                2.37     6.375   768       80.00
900,000.01 - 1,000,000.00                  5     4,868,584.97               12.83     6.552   717       65.74
1,000,000.01 - 1,500,000.00                1     1,276,385.00                3.36     6.750   620       70.00
1,500,000.01 >=                            1     1,992,810.20                5.25     6.750   668       55.50
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                           Remaining Term to Maturity
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
RANGE OF MONTHS REMAINING            LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
241 - 360                                 93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 23

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________



--------------------------------------------------------------------------------------------------------------
                                           Original Term to Maturity
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF MONTHS AT                 MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
ORIGINATION                          LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
241 - 360                                 93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 Mortgage Rate
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF CURRENT                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
5.001 - 5.500                             21     5,385,685.79               14.19     5.417   735       75.34
5.501 - 6.000                             45    14,353,743.14               37.82     5.835   716       70.99
6.001 - 6.500                             18    11,010,628.06               29.01     6.349   722       71.50
6.501 - 7.000                              7     5,738,995.20               15.12     6.794   662       67.20
7.001 - 7.500                              1     1,000,000.00                2.64     7.375   782       80.00
7.501 - 8.000                              1       459,683.43                1.21     7.875   699       80.00
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       Original Loan-to-Value Ratios/(1)/
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF ORIGINAL                  MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
LOAN-TO-VALUE RATIOS (%)             LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
<= 30.00                                   2       407,941.29                1.07     5.625   740       23.90
40.01 - 45.00                              2     1,217,476.00                3.21     6.238   698       44.17
45.01 - 50.00                              2       333,206.81                0.88     5.663   753       45.60
50.01 - 55.00                              4     1,490,167.04                3.93     5.629   709       53.92
55.01 - 60.00                              3     2,857,810.20                7.53     6.562   690       56.24
60.01 - 65.00                             10     4,500,870.77               11.86     6.106   685       63.91
65.01 - 70.00                              4     3,399,095.96                8.96     6.549   674       69.43
70.01 - 75.00                             10     4,718,649.98               12.43     6.030   727       74.12
75.01 - 80.00                             54    18,630,595.05               49.09     6.096   727       79.72
85.01 - 90.00                              1       262,500.00                0.69     5.375   749       88.24
95.01 - 100.00                             1       130,422.52                0.34     5.500   786       99.24
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------
(2) Please see Exhibit 1

----------------------------------------------------------------------------------------------------------------
                                         FICO Score at Origination/(1)/
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
RANGE OF FICO SCORES                 LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
----------------------------------------------------------------------------------------------------------------
601 - 625                                  3     1,764,040.91                4.65     6.508   618       70.30
626 - 650                                  2       698,250.00                1.84     6.255   647       67.18
651 - 675                                 14     5,938,257.67               15.65     6.320   666       65.39
676 - 700                                 15     6,993,722.72               18.43     6.500   686       71.73
701 - 725                                 20     8,093,226.42               21.33     5.869   711       71.85
726 - 750                                 18     5,260,037.73               13.86     5.766   737       68.35
751 - 775                                 14     5,812,582.02               15.32     5.912   767       77.79
776 - 800                                  4     1,754,218.15                4.62     6.648   788       81.43
801 - 825                                  3     1,634,400.00                4.31     6.193   813       71.97
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 24

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________




-----------------------------------------------------------------------------------------------------------------
                                            Geographic Distribution
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
STATE                                LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
California                                31    18,390,004.49               48.46     6.350   711       72.10
Maryland                                   4     3,387,380.00                8.93     6.306   697       64.49
Washington                                 5     2,394,091.85                6.31     5.816   736       77.27
Nevada                                     8     2,374,696.08                6.26     5.766   695       72.18
Florida                                    6     2,125,664.86                5.60     5.974   687       57.66
Illinois                                   6     1,451,017.08                3.82     5.709   747       69.21
Utah                                       1     1,000,000.00                2.64     7.375   782       80.00
New York                                   3       778,257.04                2.05     5.706   738       73.05
Arizona                                    3       731,443.16                1.93     5.804   735       70.90
Massachusetts                              2       636,779.88                1.68     5.679   716       75.44
Other                                     24     4,679,401.18               12.33     5.640   714       75.65
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  Occupancy Status
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
OCCUPANCY STATUS                     LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Primary                                   79    33,375,690.58               87.95     6.107   711       71.38
Second Home                                8     2,452,035.78                6.46     6.330   750       78.70
Investment                                 6     2,121,009.26                5.59     6.352   710       65.70
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                               Documentation Type
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
INCOME DOCUMENTATION                 LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Limited                                   60    25,093,005.77               66.12     6.133   724       74.89
Full/Alt                                  21     6,986,374.48               18.41     5.982   696       67.89
No Documentation                          10     4,705,469.41               12.40     6.353   699       58.98
No Ratio                                   2     1,163,885.96                3.07     6.208   669       71.72
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  Loan Purpose
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
PURPOSE                              LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Purchase                                  55    18,023,007.50              47.49      6.011   728       76.60
Refinance - Cashout                       25    14,885,756.90              39.23      6.353   693       66.46
Refinance - Rate Term                     13     5,039,971.22              13.28      5.933   725       68.39
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62             100.00      6.135   714       71.53
--------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 25

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________




----------------------------------------------------------------------------------------------------------------
                                                 Property Type
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
PROPERTY TYPE                        LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Single Family Residence                   58    26,591,274.15               70.07     6.162   719       72.34
Planned Unit Development                  21     6,461,742.19               17.03     6.061   695       70.40
Condominium                               11     2,801,662.37                7.38     5.969   721       72.31
2-4 Family                                 3     2,094,056.91                5.52     6.242   697       63.66
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62             100.00      6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                             Prepayment Charge Term
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
PREPAYMENT CHARGE TERM             MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
AT ORIGINATION (MOS.)                LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
----------------------------------------------------------------------------------------------------------------
0                                         58    15,159,736.06               39.95     5.713   723       74.30
36                                        30    18,992,903.07               50.05     6.382   715       69.48
60                                         5     3,796,096.49               10.00     6.584   669       70.78
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                               Conforming Balance
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
CONFORMING BALANCE                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                    42    26,863,168.69               70.79     6.295   716       71.32
Conforming Balance                        51    11,085,566.93               29.21     5.746   709       72.05
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                              Maximum Mortgage Rates of the Adjustable-Rate Loans
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF MAXIMUM                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
10.001 - 10.500                           20     4,643,685.79               12.24     5.424   737       78.59
10.501 - 11.000                           39    11,119,864.03               29.30     5.814   720       74.14
11.001 - 11.500                            2     1,075,436.24                2.83     5.453   726       45.19
11.501 - 12.000                            5     2,900,442.87                7.64     5.939   700       64.42
12.001 - 12.500                           18    11,010,628.06               29.01     6.349   722       71.50
12.501 - 13.000                            7     5,738,995.20               15.12     6.794   662       67.20
13.001 - 13.500                            1     1,000,000.00                2.64     7.375   782       80.00
13.501 - 14.000                            1       459,683.43                1.21     7.875   699       80.00
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 26

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________




-----------------------------------------------------------------------------------------------------------------
                              Minimum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF MINIMUM                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
2.001 - 2.500                             82    33,212,880.64               87.52     6.123   718       73.19
2.501 - 3.000                             10     3,993,854.98               10.52     6.374   679       60.82
3.001 - 3.500                              1       742,000.00                1.96     5.375   719       54.96
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                   Gross Margins of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
RANGE OF GROSS MARGINS (%)           LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
2.001 - 2.500                             82    33,212,880.64               87.52     6.123   718       73.19
2.501 - 3.000                             10     3,993,854.98               10.52     6.374   679       60.82
3.001 - 3.500                              1       742,000.00                1.96     5.375   719       54.96
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                          Months to Next Adjustment Date of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MONTHS TO NEXT ADJUSTMENT            LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
72 - 77                                    9     1,912,926.54                5.04     5.737   708       68.77
78 - 83                                   84    36,035,809.08               94.96     6.156   714       71.68
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                               Initial Periodic Cap of the Adjustable-Rate Loans
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
INITIAL PERIODIC                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
CAP (%)                              LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
---------------------------------------------------------------------------------------------------------------
4.001 - 5.000                             60    16,096,986.06               42.42     5.698   725       74.37
5.001 - 6.000                             33    21,851,749.56               57.58     6.457   705       69.44
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                     Periodic Cap of the Adjustable-Rate Loans
---------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
PERIODIC CAP (%)                     LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
---------------------------------------------------------------------------------------------------------------
0.501 - 1.000                              2     2,212,810.20                5.83     6.762   669       57.94
1.001 - 2.000                             91    35,735,925.42               94.17     6.096   717       72.37
--------------------------------------------------------------------------------------------------------------
Total:                                    93    37,948,735.62              100.00     6.135   714       71.53
--------------------------------------------------------------------------------------------------------------


                  Note: All characteristics are preliminary and
                    are subject to the final collateral pool

________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 27

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________



--------------------------------------------------------------------------------
                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DESCRIPTION OF THE COLLATERAL GROUP 4
--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Loan Group 4 as of the Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                               Summary Statistics            Range (if applicable)
                                                               ------------------            ---------------------
Number of Mortgage Loans:                                              60


Aggregate Current Principal Balance:                              $40,037,915                 $157,754- 1,700,000

Average Current Principal Balance:                                  $667,299


1st Lien:                                                           100.00%


Wtd. Avg. Mortgage Rate:                                             6.565%                     5.500% - 7.750%


Wtd. Avg. Original Term to Stated Maturity (months):                  360                          360 - 360

Wtd. Avg. Remaining Term to Stated Maturity (months):                 358                          356- 360


Fully Amortizing Mortgage Loans:                                     7.38%

Interest Only Loans:                                                 92.62%


% Adjustable Rate Mortgage Loans                                    100.00%

% Fixed Rate Mortgage Loans                                          0.00%


Wtd. Avg. Margin (ARM Loans Only):                                   2.277%                     2.250% - 3.250%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                   12.463%                    10.750% - 13.750%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                    2.296%                     2.250% - 3.250%

Wtd. Avg. Initial Periodic Cap (ARM Loans Only):                     5.885%                     5.000% -6.025%

Wtd. Avg. Subsequent Periodic Cap (ARM Loans Only):                  1.990%                     1.000% - 2.250%


Wtd. Avg. Original Loan to Value Ratio:                              71.62%                     46.49% - 80.00%

Wtd. Avg. Borrower FICO:                                              713                          625- 794

% of Owner Occupied:                                                 82.46%


Geographic Distribution (Top 5):                                CA        70.16%
                                                                NY         8.36%
                                                                AZ         3.38%
                                                                FL         3.37%
                                                                NV         2.58%


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 28

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________




--------------------------------------------------------------------------------------------------------------
                                                  Product Type
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
COLLATERAL TYPE                      LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
10 Yr Arms                                 4     2,954,551.20                7.38     6.418   706       70.68
10 Yr Arms - IO 5 Yrs                      1       485,600.00                1.21     6.625   738       80.00
10 Yr Arms - IO 10 Yrs                    55    36,597,763.89               91.41     6.577   713       71.59
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                Index Type/(1)/
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
INDEX TYPE                           LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
Libor - 6 Month                           49    33,536,797.45               83.76     6.591   712       70.67
Libor - 1 Year                            11     6,501,117.64               16.24     6.435   715       76.54
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1

--------------------------------------------------------------------------------------------------------------
                                                Current Balance
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
RANGE OF PRINCIPAL BALANCES        NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
AS OF THE                          MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
CUT-OFF DATE ($)                     LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00                    1       157,754.00                0.39     6.750   652       80.00
200,000.01 - 300,000.00                    1       290,000.00                0.72     6.625   654       80.00
300,000.01 - 400,000.00                    1       359,650.00                0.90     6.125   732       79.92
400,000.01 - 500,000.00                   20     8,998,120.37               22.47     6.427   699       72.23
500,000.01 - 600,000.00                   11     6,011,369.56               15.01     6.596   719       75.31
600,000.01 - 700,000.00                    7     4,555,750.00               11.38     6.253   762       70.10
700,000.01 - 800,000.00                    3     2,281,450.00                5.70     6.817   668       74.66
800,000.01 - 900,000.00                    5     4,234,950.00               10.58     6.554   727       70.19
900,000.01 - 1,000,000.00                  7     6,874,999.00               17.17     6.921   698       70.44
1,000,000.01 - 1,500,000.00                2     2,946,872.16                7.36     6.436   714       70.09
1,500,000.01 >=                            2     3,327,000.00                8.31     6.569   721       66.89
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                           Remaining Term to Maturity
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
RANGE OF MONTHS REMAINING            LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
241 - 360                                 60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                           Original Term to Maturity
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF MONTHS AT                 MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
ORIGINATION                          LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
241 - 360                                 60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 29

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________




--------------------------------------------------------------------------------------------------------------
                                                 Mortgage Rate
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF CURRENT                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
5.001 - 5.500                              1       550,000.00                1.37     5.500   741       73.24
5.501 - 6.000                             10     6,151,654.37               15.36     5.821   753       67.98
6.001 - 6.500                             24    15,948,410.84               39.83     6.367   711       68.99
6.501 - 7.000                             16    11,292,300.88               28.20     6.802   703       74.99
7.001 - 7.500                              6     3,453,100.00                8.62     7.362   704       75.75
7.501 - 8.000                              3     2,642,449.00                6.60     7.665   679       75.83
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       Original Loan-to-Value Ratios/(1)/
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF ORIGINAL                  MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
LOAN-TO-VALUE RATIOS (%)             LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
45.01 - 50.00                              3     1,995,000.00                4.98     6.277   766       47.22
55.01 - 60.00                              1       435,000.00                1.09     6.375   671       57.24
60.01 - 65.00                             10     7,127,687.68               17.80     6.177   716       63.97
65.01 - 70.00                              9     9,099,999.00               22.73     6.851   700       68.62
70.01 - 75.00                             12     7,651,869.56               19.11     6.476   717       74.64
75.01 - 80.00                             25    13,728,358.85               34.29     6.676   711       79.90
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------
(3) Please see Exhibit 1

----------------------------------------------------------------------------------------------------------------
                                         FICO Score at Origination/(1)/
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
RANGE OF FICO SCORES                 LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
----------------------------------------------------------------------------------------------------------------
601 - 625                                  1       770,000.00                1.92     6.500   625       64.17
626 - 650                                  8     4,416,322.68               11.03     6.890   637       74.92
651 - 675                                  9     5,220,296.16               13.04     7.025   666       71.86
676 - 700                                  5     3,513,719.72                8.78     6.630   687       73.81
701 - 725                                 12    10,030,608.37               25.05     6.478   716       70.58
726 - 750                                 10     6,581,650.00               16.44     6.436   738       75.08
751 - 775                                  9     5,685,818.16               14.20     6.079   762       71.02
776 - 800                                  6     3,819,500.00                9.54     6.692   783       64.61
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 30

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


-----------------------------------------------------------------------------------------------------------------
                                            Geographic Distribution
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
STATE                                LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
California                                39    28,091,565.29               70.16     6.618   709       71.24
New York                                   6     3,346,902.64                8.36     6.426   720       70.75
Arizona                                    3     1,354,804.00                3.38     6.443   732       80.00
Florida                                    2     1,350,000.00                3.37     6.375   782       54.66
Nevada                                     2     1,033,543.16                2.58     6.699   663       70.30
Maryland                                   1       980,000.00                2.45     6.875   670       70.00
Virginia                                   2       978,000.00                2.44     6.078   698       78.68
Georgia                                    1       840,000.00                2.10     6.125   759       80.00
Colorado                                   1       637,500.00                1.59     5.875   761       75.00
Washington                                 1       520,000.00                1.30     6.625   712       80.00
Other                                      2       905,600.00                2.26     6.809   715       80.00
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  Occupancy Status
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
OCCUPANCY STATUS                     LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Primary                                   50    33,016,349.77               82.46     6.579   709       72.27
Investment                                 9     6,595,165.32               16.47     6.476   727       67.84
Second Home                                1       426,400.00                1.06     6.875   770       80.00
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                               Documentation Type
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
INCOME DOCUMENTATION                 LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Limited                                   28    19,029,074.21               47.53     6.490   718       72.39
Full/Alt                                  13     8,029,871.64               20.06     6.556   697       77.23
No Documentation                           9     6,203,715.52               15.49     6.539   733       61.73
Stated Documentation                       6     4,309,500.00               10.76     6.940   688       71.37
No Ratio                                   4     2,465,753.72                6.16     6.591   716       72.78
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                  Loan Purpose
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
PURPOSE                              LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
Purchase                                  30    21,334,231.01               53.29     6.591   720       73.94
Refinance - Cashout                       25    14,422,935.08               36.02     6.521   702       69.74
Refinance - Rate Term                      5     4,280,749.00               10.69     6.592   714       66.41
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 31

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________




----------------------------------------------------------------------------------------------------------------
                                                 Property Type
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
PROPERTY TYPE                        LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
Single Family Residence                   38    26,687,408.45               66.66     6.575   713       70.98
Planned Unit Development                  14     9,190,204.00               22.95     6.769   705       75.13
Condominium                                5     2,202,802.64                5.50     5.997   736       72.63
2-4 Family                                 3     1,957,500.00                4.89     6.120   728       62.73
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                             Prepayment Charge Term
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
PREPAYMENT CHARGE TERM             MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
AT ORIGINATION (MOS.)                LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
0                                         42    27,860,414.56               69.59     6.478   715       70.91
6                                          8     6,180,571.16               15.44     7.115   714       71.15
7                                          1       711,450.00                1.78     6.250   746       80.00
36                                         8     4,472,979.37               11.17     6.571   692       76.59
60                                         1       812,500.00                2.03     5.625   729       65.00
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                               Conforming Balance
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
CONFORMING BALANCE                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                    56    38,750,511.09               96.78     6.561   714       71.34
Conforming Balance                         4     1,287,404.00                3.22     6.687   670       79.98
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                              Maximum Mortgage Rates of the Adjustable-Rate Loans
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF MAXIMUM                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
10.501 - 11.000                            4     2,109,652.64                5.27     5.818   741       77.88
11.001 - 11.500                            4     2,535,116.00                6.33     6.134   737       76.70
11.501 - 12.000                            6     4,042,001.73               10.10     5.822   759       62.81
12.001 - 12.500                           21    13,963,294.84               34.88     6.375   708       67.76
12.501 - 13.000                           16    11,292,300.88               28.20     6.802   703       74.99
13.001 - 13.500                            6     3,453,100.00                8.62     7.362   704       75.75
13.501 - 14.000                            3     2,642,449.00                6.60     7.665   679       75.83
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 32

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________


-----------------------------------------------------------------------------------------------------------------
                              Minimum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
RANGE OF MINIMUM                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                   LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
2.001 - 2.500                             55    37,530,511.09               93.74     6.572   711       71.95
2.501 - 3.000                              3     1,067,404.00                2.67     6.024   717       78.77
3.001 - 3.500                              2     1,440,000.00                3.60     6.797   749       57.73
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                   Gross Margins of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
RANGE OF GROSS MARGINS (%)           LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
-----------------------------------------------------------------------------------------------------------------
2.001 - 2.500                             56    38,430,511.09               95.99     6.567   713       71.37
2.501 - 3.000                              3     1,067,404.00                2.67     6.024   717       78.77
3.001 - 3.500                              1       540,000.00                1.35     7.500   703       75.00
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                          Months to Next Adjustment Date of the Adjustable-Rate Loans
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
MONTHS TO NEXT ADJUSTMENT            LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
--------------------------------------------------------------------------------------------------------------
114 - 119                                 58    38,614,915.09               96.45     6.543   714       71.55
120 - 125                                  2     1,423,000.00                3.55     7.180   687       73.65
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                               Initial Periodic Cap of the Adjustable-Rate Loans
--------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
INITIAL PERIODIC                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
CAP (%)                              LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
---------------------------------------------------------------------------------------------------------------
4.001 - 5.000                              9     4,612,172.64               11.52     6.085   735       78.01
5.001 - 6.000                             50    34,775,742.45               86.86     6.647   709       70.97
6.001 - 7.000                              1       650,000.00                1.62     5.625   769       60.89
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                   Periodic Cap of the Adjustable-Rate Loans
---------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                   NUMBER OF       BALANCE        % OF PRINCIPAL     GROSS
                                   MORTGAGE       AS OF THE        BALANCE AS OF     COUPON
PERIODIC CAP (%)                     LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (%)    FICO    OLTV (%)
---------------------------------------------------------------------------------------------------------------
0.501 - 1.000                              2       517,404.00                1.29     6.316   708       79.94
1.001 - 2.000                             57    39,025,395.09               97.47     6.571   713       71.40
2.001 - 3.000                              1       495,116.00                1.24     6.375   699       80.00
--------------------------------------------------------------------------------------------------------------
Total:                                    60    40,037,915.09              100.00     6.565   713       71.62
--------------------------------------------------------------------------------------------------------------

                  Note: All characteristics are preliminary and
                    are subject to the final collateral pool


________________________________________________________________________________
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
________________________________________________________________________________
                                    Page 33

________________________________________________________________________________
MORGAN STANLEY                   [LOGO OMITTED]                 January 18, 2006
Securitized Products Group       Morgan Stanley
________________________________________________________________________________



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________________________________________________________________________________

(C) 2005 Morgan Stanley
________________________________________________________________________________
                                    Page 49

MSM 2006-1AR Group 2-4 Prosup - Price/Yield - 2A

Balance        $62,231,000.00  Delay            24               WAC(2)         6.422            WAM(2)                       357
Coupon         6.045           Dated            1/1/2006         NET(2)         6.045            WALA(2)                        3
Settle         1/31/2006       First Payment    2/25/2006        Contrib Wac    6.422


Price                        0               15              20              25              35                 50
                         Yield            Yield           Yield           Yield           Yield              Yield
        100-24            5.83             5.70            5.65            5.59            5.44               5.13
        100-28            5.80             5.66            5.60            5.53            5.36               5.03
        101-00            5.77             5.61            5.55            5.47            5.29               4.92
        101-04            5.74             5.57            5.50            5.42            5.22               4.82
        101-08            5.71             5.52            5.45            5.36            5.15               4.71
        101-12            5.68             5.48            5.40            5.30            5.08               4.61
        101-16            5.65             5.44            5.35            5.25            5.01               4.51
        101-20            5.62             5.39            5.30            5.19            4.93               4.40
        101-24            5.59             5.35            5.25            5.14            4.86               4.30
        101-28            5.55             5.30            5.20            5.08            4.79               4.20
        102-00            5.52             5.26            5.15            5.02            4.72               4.10

           WAL            4.70             3.19            2.81            2.47            1.90               1.28
      Mod Durn            3.99             2.78            2.46            2.19            1.71               1.19
Principal Window  02/25/2006 -     02/25/2006 -    02/25/2006 -    02/25/2006 -    02/25/2006 -       02/25/2006 -
                    11/25/2010       12/25/2010      12/25/2010      12/25/2010      12/25/2010         12/25/2010

     LIBOR_6MO           4.740            4.740           4.740           4.740           4.740              4.740
     LIBOR_1YR           4.837            4.837           4.837           4.837           4.837              4.837
       CMT_1YR           4.452            4.452           4.452           4.452           4.452              4.452
        Prepay           0 CPB           15 CPB          20 CPB          25 CPB          35 CPB             50 CPB




Price                             60                 70
                               Yield              Yield
        100-24                  4.85               4.49
        100-28                  4.72               4.32
        101-00                  4.58               4.14
        101-04                  4.45               3.97
        101-08                  4.32               3.80
        101-12                  4.18               3.63
        101-16                  4.05               3.46
        101-20                  3.92               3.30
        101-24                  3.79               3.13
        101-28                  3.66               2.96
        102-00                  3.53               2.79

           WAL                  0.98               0.76
      Mod Durn                  0.93               0.72
Principal Window        02/25/2006 -       02/25/2006 -
                          12/25/2010         12/25/2010

     LIBOR_6MO                 4.740              4.740
     LIBOR_1YR                 4.837              4.837
       CMT_1YR                 4.452              4.452
        Prepay                60 CPB             70 CPB


Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 4.10579 4.38322 4.49511 4.41611 4.37283 4.36625 4.43974 4.62458

MSM 2006-1AR Group 2-4 Prosup - Price/Yield - 3A

Balance        $34,587,000.00  Delay            24               WAC(3)         6.137            WAM(3)                       357
Coupon         5.852           Dated            1/1/2006         NET(3)         5.852            WALA(3)                        3
Settle         1/31/2006       First Payment    2/25/2006        Contrib Wac    6.137

Price                        0               15              20              25              35                 50
                         Yield            Yield           Yield           Yield           Yield              Yield
      100.2344            5.81             5.73            5.70            5.66            5.57               5.39
      100.3594            5.79             5.70            5.66            5.61            5.50               5.28
      100.4844            5.77             5.66            5.61            5.56            5.43               5.18
      100.6094            5.74             5.62            5.57            5.51            5.36               5.08
      100.7344            5.72             5.58            5.52            5.46            5.30               4.97
      100.8594            5.70             5.54            5.48            5.41            5.23               4.87
      100.9844            5.68             5.51            5.44            5.36            5.16               4.77
      101.1094            5.65             5.47            5.39            5.31            5.09               4.67
      101.2344            5.63             5.43            5.35            5.25            5.03               4.57
      101.3594            5.61             5.39            5.31            5.20            4.96               4.46
      101.4844            5.58             5.36            5.26            5.15            4.89               4.36

           WAL            6.62             3.88            3.30            2.80            2.04               1.31
      Mod Durn            5.35             3.27            2.82            2.43            1.81               1.20
Principal Window  02/25/2006 -     02/25/2006 -    02/25/2006 -    02/25/2006 -    02/25/2006 -       02/25/2006 -
                    12/25/2012       12/25/2012      12/25/2012      12/25/2012      12/25/2012         12/25/2012

     LIBOR_6MO           4.740            4.740           4.740           4.740           4.740              4.740
     LIBOR_1YR           4.837            4.837           4.837           4.837           4.837              4.837
       CMT_1YR           4.452            4.452           4.452           4.452           4.452              4.452
        Prepay           0 CPB           15 CPB          20 CPB          25 CPB          35 CPB             50 CPB




Price                           60                 70
                             Yield              Yield
      100.2344                5.23               5.02
      100.3594                5.09               4.85
      100.4844                4.96               4.68
      100.6094                4.82               4.50
      100.7344                4.69               4.33
      100.8594                4.56               4.16
      100.9844                4.42               3.99
      101.1094                4.29               3.82
      101.2344                4.16               3.65
      101.3594                4.03               3.48
      101.4844                3.90               3.31

           WAL                0.99               0.75
      Mod Durn                0.93               0.72
Principal Window      02/25/2006 -       02/25/2006 -
                        12/25/2012         12/25/2012

     LIBOR_6MO               4.740              4.740
     LIBOR_1YR               4.837              4.837
       CMT_1YR               4.452              4.452
        Prepay              60 CPB             70 CPB





Swap Curve Mat  1MO  2MO     3MO  4MO     5MO  6MO     7MO    8MO     9MO    10MO    11MO     1YR    2YR   3YR    4YR   5YR   6YR
           Yld 4.54 4.58 4.63975 4.68 4.71225 4.75 4.77125 4.7925 4.81313 4.82813 4.83963 4.85125 4.8325 4.819 4.8345 4.857 4.877



 Swap Curve Mat     7YR   8YR    9YR   10YR   11YR   12YR   15YR   20YR  25YR   30YR
            Yld  4.8965 4.915 4.9325 4.9515 4.9705 4.9875 5.0375 5.0835 5.098 5.1015


MSM 2006-1AR Group 2-4 Prosup - Price/Yield - 4A1


Balance        $29,312,000.00  Delay            24               WAC(4)         6.56             WAM(4)                       358
Coupon         6.31            Dated            1/1/2006         NET(4)         6.31             WALA(4)                        2
Settle         1/31/2006       First Payment    2/25/2006        Contrib Wac    6.56

Price                        0               15              20              25              35                 50
                         Yield            Yield           Yield           Yield           Yield              Yield
      100.4531            6.27             6.09            6.00            5.89            5.67               5.26
      100.5781            6.25             6.05            5.94            5.83            5.56               5.10
      100.7031            6.23             6.01            5.89            5.76            5.46               4.95
      100.8281            6.22             5.96            5.83            5.69            5.36               4.79
      100.9531            6.20             5.92            5.78            5.62            5.26               4.64
      101.0781            6.18             5.88            5.72            5.55            5.16               4.48
      101.2031            6.16             5.84            5.67            5.48            5.06               4.33
      101.3281            6.15             5.80            5.61            5.41            4.96               4.17
      101.4531            6.13             5.76            5.56            5.34            4.86               4.02
      101.5781            6.11             5.71            5.50            5.28            4.77               3.86
      101.7031            6.10             5.67            5.45            5.21            4.67               3.71

           WAL            9.74             3.54            2.59            2.00            1.33               0.84
      Mod Durn            7.09             2.95            2.25            1.79            1.23               0.79
Principal Window  02/25/2006 -     02/25/2006 -    02/25/2006 -    02/25/2006 -    02/25/2006 -       02/25/2006 -
                    12/25/2015       10/25/2015      05/25/2013      09/25/2011      09/25/2009         04/25/2008

     LIBOR_6MO           4.740            4.740           4.740           4.740           4.740              4.740
     LIBOR_1YR           4.837            4.837           4.837           4.837           4.837              4.837
       CMT_1YR           4.452            4.452           4.452           4.452           4.452              4.452
        Prepay           0 CPB           15 CPB          20 CPB          25 CPB          35 CPB             50 CPB




Price                           60                 70
                             Yield              Yield
      100.4531                4.93               4.52
      100.5781                4.72               4.26
      100.7031                4.52               4.00
      100.8281                4.32               3.74
      100.9531                4.12               3.48
      101.0781                3.92               3.23
      101.2031                3.72               2.97
      101.3281                3.52               2.71
      101.4531                3.32               2.46
      101.5781                3.12               2.21
      101.7031                2.92               1.95

           WAL                0.64               0.49
      Mod Durn                0.61               0.48
Principal Window      02/25/2006 -       02/25/2006 -
                        09/25/2007         05/25/2007

     LIBOR_6MO               4.740              4.740
     LIBOR_1YR               4.837              4.837
       CMT_1YR               4.452              4.452
        Prepay              60 CPB             70 CPB





Swap Curve Mat  1MO  2MO     3MO  4MO     5MO  6MO     7MO    8MO     9MO    10MO    11MO     1YR    2YR   3YR    4YR   5YR   6YR
           Yld 4.54 4.58 4.63975 4.68 4.71225 4.75 4.77125 4.7925 4.81313 4.82813 4.83963 4.85125 4.8325 4.819 4.8345 4.857 4.877



Swap Curve Mat     7YR   8YR    9YR   10YR   11YR   12YR   15YR   20YR  25YR   30YR
           Yld  4.8965 4.915 4.9325 4.9515 4.9705 4.9875 5.0375 5.0835 5.098 5.1015
